                                                                   EXHIBIT 10.50

--------------------------------------------------------------------------------
THIS LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT EXECUTED BY LESSOR OR, IF LESSOR HAS ASSIGNED ITS RIGHTS TO A THIRD PARTY IN ACCORDANCE WITH THIS LEASE AGREEMENT, SUCH THIRD PARTY ON THE SIGNATURE PAGE OF THIS LEASE AGREEMENT.
--------------------------------------------------------------------------------

                            DATED: JANUARY 15, 1997


                            ACG ACQUISITION VIII LLC

                                    (Lessor)

                                    - and -

                              ALOHA AIRLINES, INC.

                                    (Lessee)

                        --------------------------------
                               LEASE AGREEMENT 802
                                 - relating to -
                            Boeing 737-2S5C Aircraft
                         Manufacturers Serial No: 22148
                          U.S. Registration Mark N802AL
                        --------------------------------

                        FELTMAN, KARESH, MAJOR & FARBMAN,
                          Limited Liability Partnership
                               Carnegie Hall Tower
                              152 West 57th Street
                            New York, New York 10019


                                                          RECORDED

                                              Federal Aviation Administration

                                              Date  1-27-97      Time  4:10 PM
                                                   ---------           -------

                                              Conveyance Number  TT008434
                                                               ------------

                                              By /s/       [Illegible]
                                                      --------------------

                               TABLE OF CONTENTS

CLAUSE                                                                                             PAGE
------                                                                                             ----
1.     DEFINITIONS and INTERPRETATION ................................................................1
       1.1   Definitions .............................................................................1
       1.2   Interpretation .........................................................................13

2.     REPRESENTATIONS and WARRANTIES................................................................14
       2.1   Lessee's Representations and Warranties ................................................14
       2.2   Lessee's Further Representations and Warranties ........................................15
       2.3   Repetition .............................................................................16
       2.4   Lessor's Representations and Warranties ................................................17
       2.5   Repetition .............................................................................18

3.     CONDITIONS PRECEDENT..........................................................................18
       3.1   Lessor's Documentary Conditions Precedent ..............................................18
       3.2   Lessor's Other Conditions Precedent ....................................................19
       3.3   Lessor's Waiver ........................................................................19
       3.4   Lessee's Conditions Precedent ..........................................................20
       3.5   Lessee's Waiver ........................................................................20

4.     COMMENCEMENT..................................................................................20
       4.1   Leasing.................................................................................20
       4.2   Delivery................................................................................21
       4.3   Acceptance and Risk.....................................................................21

5.     PAYMENTS......................................................................................21
       5.1   Security Deposit; Letter of Credit .....................................................21
       5.2   Rental Periods .........................................................................23
       5.3   Basic Rent .............................................................................23
       5.4   Payments ...............................................................................24
       5.5   Gross-up ...............................................................................24
       5.6   Taxation ...............................................................................24
       5.7   Information ............................................................................25
       5.8   Taxation of Indemnity Payments .........................................................25
       5.9   Default Interest .......................................................................26
       5.10  Contest ................................................................................26
       5.11  Absolute ...............................................................................27

6.     MANUFACTURER'S WARRANTIES.....................................................................28

                               TABLE OF CONTENTS
                                   continued

CLAUSE                                                                                             PAGE
------                                                                                             ----
       6.1   Assignment .............................................................................28
       6.2   Proceeds ...............................................................................29
       6.3   Parts ..................................................................................29
       6.4   Agreement ..............................................................................29

7.     LESSOR'S COVENANTS and DISCLAIMERS............................................................30
       7.1   Quiet Enjoyment ........................................................................30
       7.2   Maintenance Contribution ...............................................................30
       7.3   Registration and Filings ...............................................................31
       7.4   Agreed Maintenance Performers ..........................................................31
       7.5   Exclusion ..............................................................................31
       7.6   Lessee's Waiver ........................................................................32
       7.7   Lessee's Confirmation ..................................................................32

8.     LESSEE'S COVENANTS............................................................................32
       8.1   Duration ...............................................................................32
       8.2   Information ............................................................................32
       8.3   Lawful and Safe Operation ..............................................................34
       8.4   Taxes and Other Charges ................................................................36
       8.5   Sub-Leasing ............................................................................36
       8.6   Inspection .............................................................................37
       8.7   Protection of Title ....................................................................37
       8.8   General ................................................................................38
       8.9   Records ................................................................................39
       8.10  Registration and Filings ...............................................................39
       8.11  Maintenance and Repair .................................................................40
       8.12  Removal of Engines and Parts ...........................................................41
       8.13  Installation of Engines and Parts ......................................................42
       8.14  Non-Installed Engines and Parts ........................................................44
       8.15  Pooling of Engines and Parts ...........................................................45
       8.16  Equipment Changes ......................................................................45
       8.17  Title to Engines and Parts .............................................................46
       8.18  Third Parties ..........................................................................46

9.     INSURANCE.....................................................................................46
       9.1   Insurances..............................................................................46

                               TABLE OF CONTENTS
                                   continued

CLAUSE                                                                                             PAGE
------                                                                                             ----
       9.2   Requirements ...........................................................................47
       9.3   Insurance Covenants ....................................................................47
       9.4   Failure to Insure ......................................................................48
       9.5   Continuing Indemnity ...................................................................49
       9.6   Application of Insurance Proceeds ......................................................49

10.    INDEMNITY.....................................................................................50
       10.1  General.................................................................................50
       10.2  Mitigation..............................................................................51
       10.3  Duration................................................................................52

11.    EVENTS OF LOSS................................................................................52
       11.1  Total Loss..............................................................................52
       11.2  Requisition.............................................................................53

12.    RETURN OF AIRCRAFT............................................................................54
       12.1  Redelivery .............................................................................54
       12.2  Final Checks ...........................................................................54
       12.3  Final Inspection .......................................................................55
       12.4  Non-Compliance .........................................................................56
       12.5  Export Documentation ...................................................................56
       12.6  Acknowledgment .........................................................................57
       12.7  Maintenance Program ....................................................................57
       12.8  Storage ................................................................................57

13.    DEFAULT.......................................................................................58
       13.1  Events..................................................................................58
       13.2  Rights..................................................................................62
       13.3  Export..................................................................................62
       13.4  Default Payments........................................................................63

14.    ASSIGNMENT and TRANSFER ......................................................................64
       14.1  No assignment by Lessee ................................................................64
       14.2  Lessor Assignment ......................................................................64
       14.3  Grants of Security Interests ...........................................................66
       14.4  Sale and Leaseback by Lessor ...........................................................68

                               TABLE OF CONTENTS
                                   continued

CLAUSE                                                                                             PAGE
------                                                                                             ----
       14.5  Further Acknowledgments ................................................................68
       14.6  Certain Protections for Lessee's Benefit ...............................................68

15.    MISCELLANEOUS.................................................................................69
       15.1  Waivers, Remedies Cumulative............................................................69
       15.2  Delegation .............................................................................69
       15.3  Appropriation ..........................................................................69
       15.4  Currency Indemnity .....................................................................69
       15.5  Payment by the Lessor ..................................................................70
       15.6  Severability ...........................................................................70
       15.7  Remedy .................................................................................70
       15.8  Expenses ...............................................................................70
       15.9  Time of Essence ........................................................................71
       15.10 Notices ................................................................................71
       15.11 Law and Jurisdiction ...................................................................72
       15.12 Sole and Entire Agreement ..............................................................73
       15.13 Indemnities ............................................................................73
       15.14 Counterparts ...........................................................................73
       15.15 Confidentiality ........................................................................74

SCHEDULES

       1. Aircraft Specification                                                                     76
       2. Certificate of Acceptance 802                                                              80
       3. Operating Condition at Redelivery                                                          84
       4. Insurance Requirements                                                                     89
       5. Form of Legal Opinion                                                                      94
       6. Form of Letter of Credit                                                                   95
       7. Form of Semi-Annual Status Report                                                          96

THIS LEASE AGREEMENT is made the 15th day of January, 1997

BETWEEN:

(1) ACG ACQUISITION VIII LLC, a Delaware limited liability company, having its principal place of business at Three Stamford Landing, 46 Southfield Avenue, Stamford, Connecticut 06902, U.S.A. (the "LESSOR"), and

(2) ALOHA AIRLINES, INC., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 (the "LESSEE").

WHEREAS:

(A)     The Aircraft has previously been owned and operated by the Lessee.

(B) Pursuant to a Purchase Option Agreement 802, dated as of September 26, 1996, between Lessee, as seller, and Lessor, as buyer (the "Purchase Agreement"), Lessor has exercised its option to purchase the Aircraft from Lessee, and Lessor has agreed to lease the Aircraft to the Lessee with effect from the purchase of the Aircraft upon and subject to the covenants, terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        In this Agreement the following expressions shall, unless the context otherwise requires, have the following respective meanings:

        ACTUAL COST             as it applies to any maintenance work on the
                                Aircraft means the actual cost of replacement parts plus the cost of the associated labor at Lessee's in-house labor rates (if the work is performed by Lessee) or at third party costs charged to Lessee (if the work is performed by third parties) and shall in no event include late charges, interest or other similar amounts.

        AFFILIATE               in relation to any person, any other person
                                controlled directly or indirectly by that person, any other person that controls directly or indirectly that person or any other person under common control with that person. For this purpose "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

AGREED MAINTENANCE PERFORMER    the Lessee or any other reputable maintenance
                                organization that is (i) experienced in
                                maintaining aircraft and/or engines of the same type as the Aircraft and the Engines, (ii) duly certificated by the FAA under FAR Part 145, and
                                (iii) not objected to by Lessor pursuant to Clause 7.4.

AGREED MAINTENANCE PROGRAM      the Lessee's current Maintenance Program, as the
                                same may be amended from time to time in accordance with this Agreement.

AGREED VALUE                    $6,000,000.

AIRCRAFT the aircraft described in Part 1 of Schedule I (which term includes, where the context admits, a separate reference to all Engines, Parts and Aircraft Documents).

AIRCRAFT DOCUMENTS              the documents, data and records identified in
                                Part 2 of Schedule I and all additions,
                                renewals, revisions and replacements from time to time made in accordance with this Agreement.

AIRFRAME the Aircraft, excluding the Engines and the Aircraft Documents.

APU (i) the auxiliary power unit listed in Schedule 1, (ii) any and all Parts, so long as such Parts are incorporated in, installed on or attached to such auxiliary power unit or so long as title to such Parts is vested in the Lessor in accordance with the terms of Clause 8.17(a) after removal from such auxiliary power unit, and (iii) insofar as the same belong to Lessor, all substitutions, replacements or renewals from time to time made in or to such auxiliary power unit or to any of the Parts referred to in clause (ii) above, as required or permitted under this Agreement.

APPRAISAL PROCEDURE             shall mean, with respect to any amount to be
                                determined, the amount mutually agreed by Lessor and Lessee or, if Lessor and Lessee are unable to agree upon any such amount to be determined, the average of the amounts determined by three
                                FAA-approved service centers in the continental
                                United States, one such service centers
                                appointed by Lessor, one by Lessee and one by their appointed service centers, except that if any party fails to appoint a service center the Manufacturer or the Engine Manufacturer
                                (whichever is appropriate) shall be deemed appointed.

ASSIGNMENT                      any present or future assignment by the Lessor
                                in favor of the Lender of the Lessor's rights under this Agreement as security for its obligations to the Lender.

AVIATION AUTHORITY              the FAA or (if the State of Registration ceases
                                to be the United States of America) the
                                authority and/or Government Entity and/or agency which, under the laws of the State of Registration, from time to time (a) has control or supervision of civil aviation; or (b) has jurisdiction over registration, airworthiness or operation of the Aircraft.

BASIC RENT                      all amounts payable pursuant to Clause 5.3.

BUSINESS DAY                    a day (other than a Saturday or Sunday) on which
                                business of the nature required by this
                                Agreement is carried out in Stamford,
                                Connecticut and the State of Incorporation or, where used in relation to payments, on which banks are open for business in New York, New
                                York and Honolulu, Hawaii.

CERTIFICATE OF ACCEPTANCE       a certificate in the form of Schedule 2 to be
                                completed and executed by the Lessee on
                                Delivery.

CYCLE                           one take-off and landing of an airframe.

DAMAGE NOTIFICATION THRESHOLD   $500,000.

DEFAULT any Event of Default and any event which with the giving of notice, lapse of time, determination of materiality or fulfilment of other condition or any combination of the foregoing would constitute an Event of Default.

DELIVERY the deemed delivery of the Aircraft to the Lessee in accordance with the terms of this Agreement.

DELIVERY DATE                   the date on which Delivery takes place.

DELIVERY LOCATION               a location selected by Lessee and reasonably
                                acceptable to Lessor.

DOLLARS AND $                   the lawful currency of the United States of
                                America.

ENGINE                          whether or not installed on the Aircraft:

                                (a) each engine of the manufacture, model and
                                    serial number specified in Part 1 of
                                    Schedule 1 and having 750 or more rated
                                    take-off horsepower, title to which shall belong to the Lessor; or

                                (b) any engine which replaces that engine, title
                                    to which passes to the Lessor in accordance with Clause 8.17(a);

                                and in each case includes all modules and Parts from time to time belonging to, installed in or appurtenant to that engine but excludes any engine replaced in accordance with Clause 8.13(a) title to which has, or should have, passed to the Lessee in accordance with Clause 8.17(c) pursuant to this Agreement.

ENGINE LOSS DATE                the relevant date determined in accordance with
                                the definition of "Total Loss Date" as if that definition applied to an Engine Loss.

ENGINE MANUFACTURER             the Pratt & Whitney Division of United
                                Technologies Corporation.

EVENT OF DEFAULT                an event specified in Clause 13.1.

EXPIRY DATE                     the day preceding the fifth anniversary of the
                                date of the Purchase Agreement or if earlier the date on which:

                                (a) the Aircraft has been redelivered in
                                    accordance with this Agreement and all
                                    obligations of Lessee have been satisfied;
                                    or

                                (b) the Lessor receives the Agreed Value
                                    following a Total Loss and any other amounts then due and owing in accordance with this Agreement.

FAA                             the United States Federal Aviation
                                Administration, the Department of
                                Transportation, the Administrator of the Federal Aviation Administration or any person or Government Entity succeeding to the functions thereof.

FAR the Federal Aviation Regulations for the time being in force, issued by the FAA pursuant to the Federal Aviation Law and published in Title 14 of the Code of Federal Regulations.

FEDERAL AVIATION LAW            Title 49 of the United States Code, as amended,
                                or any successor statutory provisions and the regulations promulgated under such provisions.

FINANCIAL INDEBTEDNESS          any indebtedness in respect of:

                                (a) moneys borrowed;

                                (b) any liability under any debenture, bond,
                                    note, loan stock, acceptance credit,
                                    documentary credit or other security;

                                (c) the acquisition cost of any asset to the
                                    extent payable before or after the time of acquisition or possession; or

                                (d) the capitalized value (determined in
                                    accordance with accounting practices
                                    generally accepted in the State of
                                    Incorporation) of obligations under finance leases; or

                                (e) any guarantee, indemnity or similar
                                    assurance against financial loss of any
                                    person in respect of the above.

FLIGHT HOUR                     each hour or part thereof (rounded up to one
                                decimal place) elapsing from the moment the wheels of an airframe leave the ground on take off until the moment the wheels of such airframe next touch the ground.

GAAP generally accepted accounting principles as in effect from time to time and, subject to changes in such principles from time to time, consistently applied in accordance with the past practices of a person.

GOVERNMENT ENTITY               (a) any national government, political
                                    subdivision thereof or local jurisdiction therein;

                                (b) any instrumentality, board, commission,
                                    court, or agency of any thereof, however constituted; and

                                (c) any association, organization, or
                                    institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.

HABITUAL BASE                   the State of Hawaii or, subject to the prior
                                written consent of the Lessor and Lender, any other state, province or country in which the Aircraft is for the time being habitually based.

INDEMNITEES                     each of the Lender and the Lessor, including
                                any of their respective successors and
                                assigns, shareholders, Affiliates, partners, contractors, directors, officers, servants, agents and employees.

IRS the Internal Revenue Service of the Department of the Treasury of the United States of America.

LANDING GEAR                    the landing gear assembly of the Aircraft
                                excluding the wheels and brake units.

LENDER FINOVA Capital Corporation, a Delaware corporation, and any other person or persons that may from time to time refinance the Aircraft for the Lessor and/or for whose benefit a security interest in respect of the Aircraft and/or this Agreement is granted by the Lessor.

LESSEE INSTALLED PART           means passenger seats, overhead bins and galleys
                                title to which is held by Lessee subject to a Security Interest in favor of an unrelated third party or title to which is held by an unrelated third party and such Part is leased or conditionally sold to Lessee.

LESSOR LIEN                     (a) the Mortgage and any other
                                    security interest whatever from time to time created by or arising through the Lessor and/or the Lender in connection with the financing or refinancing of the Aircraft;

                                (b) any other security interest in respect of
                                    the Aircraft that results from  acts or
                                    omissions of, or claims against, the
                                    Lessor and/or the Lender not related to the operation of the Aircraft or the transactions contemplated by or permitted under this Agreement; and

                                (c) liens in respect of the Aircraft for
                                    Lessor Taxes.

LESSOR TAXES                    (a) Taxes imposed as a direct result of
                                    activities of the Lessor and/or the Lender in the jurisdictions imposing the liability unrelated to the Lessor's and/or the Lender's dealings with the Lessee pursuant to this Agreement or to the transactions contemplated by this
                                    Agreement or the operation of the
                                    Aircraft by the Lessee;

                                (b) Taxes imposed on the income, profits or
                                    gains of the Lessor and/or the Lender by any Federal Government Entity in the United States of America or by any Government Entity of the States of Delaware and/or Connecticut or by any Government Entity in any other jurisdiction Where the Lessor and/or the Lender is liable for such Taxes but only to the extent that such liability has or would have arisen in the absence of the transactions contemplated by this Agreement;

                                (c) Taxes imposed with respect to any period
                                    commencing or event occurring before the date of this Agreement or after the Expiry Date and unrelated to the Lessor's and/or the Lender's dealings with the Lessee pursuant to this Agreement or to the transactions contemplated by this Agreement;

                                (d) Taxes imposed as a direct result of the
                                    sale or other disposition of the
                                    Aircraft, unless such sale or disposition occurs as a consequence of an Event of Default;

                                (e) Taxes imposed by a taxing jurisdiction
                                    for a particular tax period in which none of the following is true for that tax period (i) the operation, registration, location, presence or use of the Aircraft, the Airframe, any Engine or any Part thereof in such jurisdiction, (ii) the place of incorporation, commercial domicile or other presence in such jurisdiction of the Lessee, any sublessee or any user of or person in possession of the Aircraft, the Airframe, any Engine or any Part thereof in such jurisdiction, or
                                    (iii) any payments made under this
                                    Agreement and related documents being
                                    made from such jurisdiction;

                                (f) Taxes to the extent caused by the gross
                                    negligence or intentional or willful
                                    misconduct of Lessor or Lender;

                                (g) Taxes to the extent caused by a failure
                                    by Lessor or Lender to furnish i a timely manner notice or information which it is required to furnish to Lessee by the terms of this Agreement; and

                                (h) Taxes based on or measured by the value
                                    or principal amount of indebtedness
                                    incurred by Lessor with respect to or
                                    secured by a Security Interest on the
                                    Aircraft, the Airframe, any Engine or any interest therein.

LETTER OF CREDIT                an irrevocable standby letter of credit, in the
                                form set out in Schedule 6 or otherwise in form and substance reasonably satisfactory to the Lessor, to be issued (at the Lessee's option) in favor of the Lessor by a reputable bank in the United States of America reasonably acceptable to the Lessor for the payment of the Security
                                Deposit.

MAINTENANCE PROGRAM             an Aviation Authority approved maintenance
                                program for the Aircraft encompassing scheduled maintenance, condition monitored maintenance and/or on-condition maintenance of Airframe,
                                Engines and Parts, including servicing, testing, preventative maintenance, repairs, structural inspections, system checks, overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control, inspections and treatments.

MAJOR CHECKS                    any C-Check, multiple C-Check, D-Check or annual
                                heavy maintenance visit or segment thereof suggested for commercial aircraft of the same model as the Aircraft by its manufacturer
                                (however denominated) as set out in the Agreed
                                Maintenance Program.

MANUFACTURER                    The Boeing Company, a Delaware corporation with
                                a place of business in Seattle, Washington.

MINIMUM LIABILITY COVERAGE      $300,000,000 on each occurrence.

MORTGAGE the first priority aircraft chattel mortgage and security agreement to be granted by the Lessor as debtor to the Lender as secured party, whereby the Lessor will grant to the Lender a first priority security interest in the Aircraft and its right, title and interest in this Agreement.

PARENT Aloha Airgroup, Inc., a Hawaii corporation and the sole stockholder of Lessee.

PART                            whether or not installed on the Aircraft:

                                (a) any component, furnishing or equipment
                                    (other than a complete Engine) furnished with, installed on or appurtenant to the Airframe and Engines on Delivery; and

                                (b) any other component, furnishing or
                                    equipment (other than a complete Engine) title to which has, or should have, passed to the Lessor pursuant to the Purchase Agreement or Clause 8.17(a),

                                but excludes any such items title to which has, or should have, passed to the Lessee pursuant to Clause 8.17(c) and any Lessee Installed Part.

PERMITTED LIEN                  (a) any lien for Taxes not assessed or, if
                                    assessed, not yet due and payable, or being contested in good faith by appropriate proceedings;

                                (b) any lien of a repairer, mechanic, carrier,
                                    hangar keeper, unpaid seller or other
                                    similar lien arising in the ordinary course of business or by operation of law in respect of obligations which are not overdue in accordance with applicable law (or, if applicable, generally accepted accounting principles and practices in the relevant jurisdiction) or are being contested in good faith by appropriate proceedings; and

                                (c) any Lessor Lien;

                                but only if, in the case of (a) and (b):
                                (i) adequate reserves have been provided by the Lessee for the payment of the Taxes or obligations in accordance with generally accounting principles and practices in the relevant jurisdiction;
                                and (ii) such proceedings, or the
                                continued existence of the Lien, do not
                                give rise to any, reasonable likelihood
                                of the sale, forfeiture or
                                other loss of the Aircraft or any interest therein or of criminal liability on the Lessor or any Lender.

REDELIVERY LOCATION             Honolulu, Hawaii or an airport in one of the
                                States on the West Coast of the United States of America, as agreed by Lessor and Lessee before the Expiry Date.

RENT                            collectively, all Basic Rent and all
                                Supplemental Rent.

RENTAL PERIOD                   each period ascertained in accordance with
                                Clause 5.2.

RENT DATE                       the Delivery Date and the 26th day of each
                                calendar month during the Term.

SECURITY DEPOSIT                the amount of $227,000.

SECURITY INTEREST               any mortgage, charge, pledge, lien, assignment,
                                hypothecation, right of set-off, or any
                                agreement or arrangement having the effect of creating a security interest, other than a Permitted Lien.

STATE OF INCORPORATION          State of Delaware.

STATE OF REGISTRATION           United States of America.

SUBSIDIARY                      (a) in relation to any reference to accounts,
                                    any company wholly or partially owned by Parent, including the Lessee, whose accounts are consolidated with the accounts of the Parent in accordance with accounting principles generally accepted under accounting standards of the State of Incorporation; and

                                (b) for any other purpose, an entity from time
                                    to time:

                                    (i)  of which another has direct or indirect
                                         control or owns directly or indirectly
                                         more than 50% of the voting share
                                         capital; or

                                    (ii) which is a direct or indirect
                                         subsidiary of another under the
                                         laws of the jurisdiction of its
                                         incorporation.

SUPPLEMENTAL RENT               all amounts, liabilities and obligations (other
                                than Basic Rent) which Lessee assumes or agrees to pay under this Agreement to Lessor or any other person, including payment of the Security Deposit, other deposits, indemnities and the Agreed Value.

TAXES all present and future taxes, levies, imposts, duties or charges in the nature of taxes, whatever and wherever imposed, including customs duties, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, stamp or other tax or duty imposed by any national or local taxing or fiscal authority or agency, together with any withholding, penalties, additions to tax, fines or interest thereon or with respect thereto.

TERM the period commencing on the Delivery Date and ending on the Expiry Date.

TOTAL LOSS                      with respect to the Airframe:

                                (a) the actual, arranged or constructive total
                                    loss of the Airframe (including any
                                    damage to the Airframe which results in
                                    an insurance settlement on the basis of a total loss, or requisition for use or hire which results in an insurance settlement on the basis of a total loss);

                                (b) the Airframe being destroyed, damaged
                                    beyond repair or permanently
                                    rendered unfit for normal use for
                                    any reason whatsoever;

                                (c) the requisition of title, or other
                                    compulsory acquisition, capture, seizure, deprivation, confiscation or detention for any reason of the Airframe by the government of the State of Registration (whether DE JURE or DE FACTO), but excluding requisition for use or hire not involving requisition of title; or

                                (d) the hi-jacking, theft, condemnation,
                                    confiscation, seizure or requisition for use or hire of the Airframe which deprives any person permitted by this Agreement to have possession and/or use of the Airframe of its possession and/or use for more than 60 consecutive days.

TOTAL LOSS DATE                 (a) in the case of an actual total loss, the
                                    actual date on which the loss occurs or, if such date is unknown, the day on which the Aircraft was last heard of;

                                (b) in the case of any of the events
                                    described in sub-paragraph (a) of the
                                    definition of "Total Loss" (other than an actual total loss), the earlier of (i) 30 days after the date on which notice claiming such total loss is given to the relevant insurers, and (ii) the date on which such loss is admitted or compromised by the insurers;

                                (c) in the case of any of the events
                                    described in sub-paragraph (b) of the
                                    definition of "Total Loss", the date on
                                    which such destruction, damage or
                                    rendering unfit occurs;

                                (d) in the case of any of the events
                                    described in sub-paragraph (c) of the
                                    definition of "Total Loss", the date on
                                    which the relevant requisition of title
                                    or other compulsory acquisition, capture, seizure, deprivation, confiscation or detention occurs;

                                (e) in the case of any of the events
                                    described in sub-paragraph (d) of the
                                    definition of "Total Loss", the expiry of the period of 60 days referred to in such sub-paragraph (d);

                                and, in each case, the Total Loss shall be deemed to have occurred at noon Greenwich Mean Time on such date.

1.2     INTERPRETATION

        (a) In this Agreement, unless the contrary intention is stated, a reference to:

             (i) each of "THE LESSOR", "THE LESSEE", "THE LENDER" or any other person includes without prejudice to the provisions of this Agreement any successor in title to it and any permitted assignee;

             (ii) words importing the plural shall include the singular and vice versa;

             (iii) the term "including", when used in this Agreement, means
                   "including without limitation" and "including but not limited to".

             (iv) any document shall include that document as amended, novated or supplemented;

             (v) a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and (4) is a reference to that provision as amended, substituted or re-enacted; and

             (vi) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement.

         (b) The headings in this Agreement are to be ignored in construing this Agreement.

2.       REPRESENTATIONS AND WARRANTIES

2.1      LESSEE'S REPRESENTATIONS AND WARRANTIES

         The Lessee represents and warrants to the Lessor as follows:

         (a) STATUS: The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation, has the corporate power to own its assets and carry on its business as it is being conducted and is (or will at the relevant time be) the holder of all necessary air transportation licences required in connection therewith and with the use and operation of the Aircraft.

         (b) POWER AND AUTHORITY: The Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

         (c) LEGAL VALIDITY: This Agreement constitutes the Lessee's legal, valid and binding obligation.

         (d) NON-CONFLICT: The entry into and performance by the Lessee of, and the transactions contemplated by, this Agreement do not and will not:

              (i)   conflict with any laws binding on the Lessee;

              (ii)  conflict with the constitutional documents of the Lessee; or

              (iii) conflict with or result in default under any document which is binding upon the Lessee or any of its assets, or result in the creation of any Security Interest over any of its assets.

         (e) AUTHORIZATION: All authorizations, consents and registrations required by, and all notifications to be given by, the Lessee in connection with the entry into, performance, validity and enforceability of, this Agreement and the transactions contemplated by this Agreement have been (or will on or before Delivery have been) obtained, effected or given (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

         (f)  NO IMMUNITY:

              (i) The Lessee is sub ject to civil commercial law with respect to its obligations under this Agreement.

              (ii) Neither the Lessee nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by the Lessee constitute private and commercial acts.

         (g) FINANCIAL STATEMENTS: the audited consolidated financial statements of the Parent and its Subsidiaries most recently delivered to the Lessor:

              (i) have been prepared in accordance with accounting principles and practices generally accepted and consistently applied in the State of Registration; and

              (ii) fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the date to which they were drawn up and the consolidated results of operations of the Parent and its Subsidiaries for the periods covered by such statements.

2.2     LESSEE'S FURTHER REPRESENTATIONS AND WARRANTIES

        The Lessee further represents and warrants to the Lessor that:

     (a) NO DEFAULT: No Event of Default has occurred and is continuing or might reasonably be expected to result from the entry into or performance of this Agreement.

     (b)  REGISTRATION:

          (i) It is not necessary or advisable under the laws of the State of Incorporation, the State of Registration or the Habitual Base in order to ensure the validity, effectiveness and enforceability of this Agreement, the Mortgage or the Assignment or to establish, perfect or protect the property rights of the Lessor or the Lender in the Aircraft, any Engine or Part that this Agreement or any other instrument relating thereto be filed, registered or recorded or that any other action be taken or, if any such filings, registrations, recordings or other actions are necessary, the same have been effected or will have been effected on or before Delivery.

          (ii) Under the laws of the State of Incorporation, the State of Registration and the Habitual Base the property rights of the Lessor and the Lender (pursuant to the Mortgage) in the Aircraft have been fully established, perfected and protected and this Agreement will have priority in all respects over the claims of all creditors of the Lessee, with the exception of such claims as are mandatorily preferred by law and not by virtue of any contract.

     (c) LITIGATION: No litigation, arbitration or administrative proceedings are pending or, to the Lessee's knowledge, threatened against the Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations under this Agreement.

     (d) PARI PASSU: The obligations of the Lessee under this Agreement rank at least PARI PASSU with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of the Lessee, with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract.

     (e) TAXES: The Lessee has delivered all necessary returns and payments due to the tax authorities in the State of Incorporation, the State of Registration and the Habitual Base and is not required by law to deduct or withhold any Taxes from any payments under this Agreement.

2.3  REPETITION

     The representations and warranties in Clause 2.1 and Clause 2.2 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.1 and Clause 2.2 (other than Clause 2.2(c) above) will be deemed to be repeated by the Lessee on Delivery with reference to the facts and circumstances then existing. The representations and warranties contained in Clause 2.1 will be deemed to be repeated by the Lessee on each Rent Date as if made with reference to the facts and circumstances then existing.

2.4  LESSOR'S REPRESENTATIONS AND WARRANTIES

     The Lessor represents and warrants to the Lessee that:

     (a) STATUS: The Lessor is a limited liability company duly formed and validly existing under the laws of Delaware and has the power to own its assets and carry on its business as it is now being conducted.

     (b) POWER AND AUTHORITY: The Lessor has the power to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

     (c) LEGAL VALIDITY: This Agreement constitutes the Lessor's legal, valid and binding obligation.

     (d) NON-CONFLICT: The entry into and performance by the Lessor of, and the transactions contemplated by, this Agreement do not and will not:

          (i) conflict with any laws binding on the Lessor;

          (ii) conflict with the constitutional documents of the Lessor; or

          (iii) conflict with any document which is binding upon the Lessor or any of its assets.

     (e) AUTHORIZATION: So far as concerns the obligations of the Lessor, all authorizations, consents, registrations and notifications required under the laws of the States of Delaware and New York in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement by the Lessor have been (or will on or before Delivery have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

     (f)  NO IMMUNITY:

          (i) The Lessor is subject to civil commercial law with respect to its obligations under this Agreement.

          (ii) Neither the Lessor nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by the Lessor constitute private and commercial acts.

     (g) RIGHT TO LEASE: On the Delivery Date, the Lessor shall have the right to lease the Aircraft to the Lessee under this Agreement.

2.5  REPETITION

     The representations and warranties in Clause 2.4 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.4 will be deemed to be repeated by the Lessor on Delivery and on each subsequent Rent Date as if made with reference to the facts and circumstances then existing.

3.   CONDITIONS PRECEDENT

3.1  LESSOR'S DOCUMENTARY CONDITIONS PRECEDENT

     The Lessor's obligation to lease the Aircraft to the Lessee under this Agreement is subject to the receipt of the following by the Lessor from the Lessee on or before Delivery in form and substance satisfactory to the Lessor, PROVIDED THAT it shall not be a condition precedent to the obligations of the Lessor that any document be produced, or action taken, which is to be produced or taken by it or any person within its control:

     (a) CONSTITUTIONAL DOCUMENTS: a copy of the constitutional documents of the Lessee;

     (b) RESOLUTIONS: a copy of a resolution of the board of directors of the Lessee approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement and accept delivery of the Aircraft on its behalf;

     (c) OPINION: an opinion, in the form set out in Schedule 5, in respect of the Lessee's obligations under this Agreement issued by independent legal counsel acceptable to the Lessor in the State of Incorporation;

     (d) APPROVALS: evidence of the issue of each approval, licence and consent which may be required in relation to, or in connection with, the performance by Lessee of any of its obligations hereunder;

     (e) LICENCES: copies of the Lessee's air transport license, air operator's certificate and all other licenses, certificates and permits required by the Lessee in relation to, or in connection with, the operation of the Aircraft;

     (f)  CERTIFICATE: a certificate of a duly authorized officer of the
          Lessee:

          (i) setting out a specimen of each signature referred to in Clause 3.1(b); and

          (ii) certifying that each copy of a document specified in this Clause 3.1 is correct, complete and in full force and effect;

     (g) INSURANCES: certificates of insurance, brokers' undertakings and other evidence satisfactory to the Lessor that the Lessee is taking the required steps to ensure due compliance with the provisions of this Agreement as to insurances with effect on and after Delivery;

     (h) REGISTRATION: evidence that the Aircraft has been validly registered under the laws of the State of Registration and that all filings, registrations, recordings and other actions have been or will be taken which are necessary to ensure the validity, effectiveness and enforceability of this Agreement, the Mortgage and the Assignment and to protect the respective rights of the Lessor and the Lender in the Aircraft or any Part; and

          (i) GENERAL: such other documents as the Lessor may reasonably request.

3.2  LESSOR'S OTHER CONDITIONS PRECEDENT

     The obligation of the Lessor to deliver and lease the Aircraft under this Agreement is also subject to the following additional conditions precedent:

     (a)  that the representations and warranties of the Lessee under Clauses
          2.1 and 2.2 are correct and would be correct if repeated on Delivery;

     (b) that all payments due to the Lessor under this Agreement on or before Delivery, including the first payment of Basic Rent, shall have been received by the Lessor;

     (c) all conditions precedent to the purchase of the Aircraft and the Aircraft Documents by the Lessor under the Purchase Agreement shall have been satisfied (or waived by the Lessor), the Lessor shall have drawn down under its financing facility with the Lender the amount required to pay the "Purchase Price" (as defined in the Purchase Agreement) due to the Lessee and the Lessee has delivered the Aircraft and Aircraft Documents to Lessor pursuant to the Purchase Agreement; and

     (d)  the Mortgage shall be in full force and effect.

3.3  LESSOR'S WAIVER

     The conditions specified in Clauses 3.1 and 3.2(a) and (b) are for the sole benefit of the Lessor and the Lender and may be waived or deferred in whole or in part and with or without conditions by the Lessor. If any of those conditions are not satisfied on or before Delivery and the Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to the

     Lessee, the Lessee will ensure that those conditions (other than the representation set forth in Clause 2.2(c) being correct on the Delivery
     Date) are fulfilled within one month after the Delivery Date and the Lessor may treat as an Event of Default the failure of the Lessee to do so.

3.4  LESSEE'S CONDITIONS PRECEDENT

     The Lessee's obligation to accept the Aircraft on lease from the Lessor under this Agreement is subject to the satisfaction by the Lessor of the following conditions precedent:

     (a) RESOLUTIONS: the receipt by the Lessee of a copy of resolutions of the board of directors of the Lessor approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement and deliver the Aircraft on its behalf;

     (b) CERTIFICATE: the receipt by the Lessee of a certificate of a duly authorized officer of the Lessor:

          (i) setting out a specimen of each signature referred to in sub-clause (a) above; and

          (ii) certifying that the copy of the resolutions referred to in sub-clause (a) above is correct, complete and in full force and effect;

     (c) REPRESENTATIONS AND WARRANTIES: that the representations and warranties of the Lessor under Clause 2.4 are correct and would be correct if repeated on Delivery; and

     (d) LENDER'S COVENANT OF QUIET ENJOYMENT: the receipt by the Lessee of the Lender's Letter of Quiet Enjoyment, duly signed by the Lender.

3.5  LESSEE'S WAIVER

     The conditions specified in Clause 3.4 are for the sole benefit of the Lessee and may be waived or deferred in whole or in part and with or without conditions by the Lessee. If any of those conditions are not satisfied on or before Delivery and the Lessee (in its absolute discretion) nonetheless agrees to lease the Aircraft from the Lessor, the Lessor will ensure that those conditions are fulfilled within one month after the Delivery Date.

4.   COMMENCEMENT

4.1  LEASING

     (a) The Lessor will lease the Aircraft to the Lessee and the Lessee will take the Aircraft on lease in accordance with this Agreement for the duration of the Term.

     (b) The Lessor and the Lessee intend that this Agreement constitute a "true lease" and a lease for all United States federal income tax purposes. The Lessor and the Lessee further intend and agree that the Lessor shall be entitled to the full benefits afforded lessors of aircraft under 11 U.S.C. Section 1110, as amended.

4.2  DELIVERY

     The Aircraft will be deemed to have been delivered to, and will be accepted by, the Lessee at the Delivery Location, or such other location as may be agreed, on the Delivery Date immediately following satisfaction of the conditions precedent specified in Clauses 3.1, 3.2 and 3.4 (or their waiver or deferral by the party entitled to grant such waiver or deferral).

4.3  ACCEPTANCE AND RISK

     (a) Immediately following satisfaction of the conditions precedent specified in Clauses 3.1, 3.2 and 3.4 (or their waiver or deferral by the party entitled to grant such waiver or deferral), the Lessee and the Lessor shall forthwith complete Annex 1 to the Certificate of Acceptance (specifying the maintenance status of the Airframe, Engines, APU and Landing Gear) and the Lessee shall sign and deliver to the Lessor the Certificate of Acceptance. Delivery of the signed Certificate of Acceptance to the Lessor shall constitute deemed delivery of the Aircraft to the Lessee.

     (b) On and from Delivery, the Aircraft and every Part will be in every respect at the sole risk of the Lessee, which will bear all risk of loss, theft, damage or destruction to the Aircraft from any cause whatsoever.

     (c) Immediately following Delivery, the Lessor shall file for recordation this Lease at the FAA Aircraft Registry together with the Mortgage and the Assignment.

5.   PAYMENTS

5.1  SECURITY DEPOSIT: LETTER OF CREDIT

     (a) SECURITY DEPOSIT: On the date of this Agreement, Lessee shall pay the Security Deposit to Lessor. The Security Deposit shall constitute additional security for performance by Lessee of its obligations under this Agreement, and the following provisions shall apply:

          (i) If an Event of Default occurs and for as long as it continues, the Lessor may (but shall not be obligated to) apply all or any portion of the Security Deposit in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Clause 5.9, shall have been paid to the Lessor. If the Lessor so uses or applies all or any portion of the Security Deposit, the Lessee shall immediately, on demand of the Lessor, replenish the Security Deposit in an amount equal to the amount so used or applied within five Business Days after Lessor's demand therefor.

         (ii) Lessor may commingle the Security Deposit with its general funds, and any interest earned on the Security Deposit will be for Lessor's account.

         (iii) The Security Deposit shall be returned to the Lessee within five Business Days of (1) redelivery of the Aircraft to the Lessor in the condition required by Clause 12 of, and
                Schedule 3 to, this Agreement, (2) receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Clause 11.1 (b), or (3) at such later time as the Lessor is satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at that time outstanding under this Agreement; provided always that the Lessor shall not be obliged to return the Security Deposit if, at the relevant time, a Default shall have occurred and be continuing.

     (b) LETTER OF CREDIT: the Lessee shall be entitled, instead of paying the Security Deposit in cash in accordance with sub-clause (a) above, to provide the Lessor with the Letter of Credit. In the event that the Lessee elects to provide the Letter of Credit, the following provisions shall apply:

          (i) Lessee shall cause the Letter of Credit to be renewed or replaced by the issuing bank not later than 10 Business Days before the expiration of such Letter of Credit, and shall cause the Letter of Credit to remain in effect, as renewed, until 90 days after the scheduled Expiry Date.

          (ii) If an Event of Default occurs and for as long as it continues, the Lessor may (but shall not be obliged to) call on the Letter of Credit and use or apply the proceeds in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Clause 5.9, shall have been paid to the Lessor. If the Lessor so uses or applies all or any portion of the amount available under the Letter of Credit, the Lessee shall immediately, on demand of the Lessor, procure the issue of a new Letter of Credit acceptable to the Lessor for an amount equal to the amount so used or applied, or shall pay to the Lessor an amount in cash equal to the amount so used or applied to be held pursuant to Clause 5.1(a).

          (iii) The Letter of Credit shall be returned to the Lessee within five Business Days of

                (1) redelivery of the Aircraft to the Lessor in the condition required by Clause 12 of, and Schedule 3 to, this Agreement; or

                (2) receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Clause 11.1(b); or

                in either case, at such later time as the Lessor is satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at that time outstanding under this Agreement; provided always that the Lessor shall not be obliged to return the Letter of Credit if, at the relevant time, a Default shall have occurred and be continuing.

5.2  RENTAL PERIODS

     The first Rental Period will commence on the Delivery Date and each subsequent Rental Period will commence on the date succeeding the last day of the previous Rental Period. Each Rental Period will end on the date immediately preceding the next succeeding Rent Date except that if a Rental Period would otherwise overrun the Expiry Date, it will end on the Expiry Date.

5.3  BASIC RENT

     (a) TIME OF PAYMENT: the Lessee will pay to the Lessor or its order Basic Rent in advance on each Rent Date. Payment must be initiated adequately in advance of the Rent Date to ensure that the Lessor receives credit for the payment on the Rent Date.

     (b) AMOUNT: The Basic Rent payable in respect of each Rental Period will be as follows:

          (i) The Basic Rent payable in respect of the first Rental Period will be the product of $113,500 multiplied by a fraction (1) the numerator of which is the number of days from and including the Delivery Date to but excluding the next succeeding Rent Date and (2) the denominator of which is the number of days in the calendar month immediately preceding the calendar month in which such next succeeding Rent Date occurs.

          (ii) The Basic Rent payable in respect of each subsequent Rental Period will be the amount of $113,500.

5.4  PAYMENTS

     (a) All payments of Rent by the Lessee to the Lessor under this Agreement will be made for value on the due date, for the full amount due, in Dollars and in same day funds, settled through the New York Clearing House System or such other funds as may for the time being be customary for the settlement in New York City of payments in Dollars by telegraphic transfer to the account of the Lender at Citibank, N.A., New York, New York, ABA No. 021000089, Account No. 00067512, reference "Aloha Airlines/N802AL-N804AL".

     (b) if any Rent or other payment would otherwise become due on a day which is not a Business Day, it shall be due on the immediately succeeding Business Day.

5.5  GROSS-UP

     (a) All payments by the Lessee under or in connection with this Agreement will be made without offset or counterclaim, free and clear of and without deduction or withholding for or on account of any Taxes (other than Lessor Taxes that Lessee is compelled by law to deduct or withhold).

     (b) All Taxes (other than Lessor Taxes) in respect of payments under this Agreement shall be for the account of the Lessee.

     (c) If the Lessee is compelled by law to make payment to the Lessor under or in connection with this Agreement subject to any Tax and the Lessor does not actually receive for its own benefit on the due date a net amount equal to the full amount provided for under this Agreement (other than Lessor Taxes that Lessee is compelled by law to deduct or withhold), the Lessee will pay all necessary additional amounts to ensure receipt by the Lessor of the full amount (other than Lessor Taxes that Lessee is compelled by law to deduct or withhold) so provided for.

5.6  TAXATION

     (a) The Lessee will on demand pay and indemnify the Lessor and the Lender against all Taxes (other than Lessor Taxes) levied or imposed against or upon the Lessor, the Lender or the Lessee and relating to or attributable to the Lessee, this Agreement or the Aircraft directly or indirectly in connection with the importation, exportation, registration, ownership, leasing, sub-leasing, purchase, delivery, possession, use, operation, repair, maintenance, overhaul, transportation, landing, storage, presence or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income or other amounts arising therefrom.

     (b) If the Lessor or the Lender shall, based upon its own reasonable interpretation of any relevant laws or regulations, realize any Tax savings (by way of refund, deduction, credit or otherwise) in respect of any amount with respect to which the Lessee shall have made a payment (or increased payment) pursuant to Clause 5.5 or 5.8 or shall have indemnified the Lessor or the Lender pursuant to sub-clause (a) above, or in respect of the occurrence or transaction which gave rise to such payment or indemnification, and such Tax savings shall not have been taken into account previously in calculating any indemnity payment made by the Lessee, then the Lessor or the Lender (as the case may be) shall, to the extent that it can do so without prejudice to the retention of the relevant savings and subject to the Lessee's obligations to repay such amount to the Lessor or the Lender (as applicable) if the relevant savings are subsequently disallowed or canceled, pay to the Lessee such amount as the Lessor or the Lender (as the case may be) shall in its opinion have concluded to be the amount of such Tax savings (together with, in the case of a refund, any interest received thereon); provided however that neither the Lessor nor the Lender shall be obliged to make any payment to the Lessee pursuant to this sub-clause (b) to the extent that the amount of any Tax savings in respect of which such payment is to be made would exceed the aggregate amount of all prior payments made by the Lessee to, on behalf of or as indemnification of the Lessor or the Lender under this Agreement for Taxes less the amount of all prior payments made pursuant to this sub-clause (b) in respect of such Tax savings. The Lessee acknowledges that nothing contained in this sub-clause (b) shall interfere with the right of the Lessor or the Lender to arrange its tax affairs in whatsoever proper manner it thinks fit (or give the Lessee any right to investigate, or impose any obligation on the Lessor or the Lender to disclose, the same) and, in particular, neither the Lessor nor the Lender shall be under any obligation to claim any Tax savings in priority to any other savings available to it; provided, that subject to the foregoing Lessor shall use reasonable good faith diligence to realize Tax savings as described above.

5.7  INFORMATION

     If the Lessee is required by any applicable law, or by any third party, to deliver any report or return in connection with any Taxes, the Lessee will duly complete the same and, in particular, will state therein that the Lessee is exclusively responsible for the use and operation of the Aircraft and for the Taxes (other than Lessor Taxes) arising therefrom, and the Lessee will, on request, supply a copy of the report or return to the Lessor. If Lessee requires any information or cooperation from Lessor or Lender in order to satisfy its obligations as set forth above, Lessor and Lender shall promptly furnish such information or cooperation as Lessee may reasonably request upon written request by Lessee. If actual notice is given by any taxing authority to Lessor that a report or return is required to be filed with respect to any Taxes (other than Lessor Taxes), the Lessor shall promptly notify Lessee of such required report or return.

5.8  TAXATION OF INDEMNITY PAYMENTS

     (a) If and to the extent that any sums payable to the Lessor or the Lender by the Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes payable in respect of those sums, for the Lessor or the Lender to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse the Lessor or the Lender for the cost incurred by it to a third party (including any taxation authority) the Lessee will pay to the Lessor or the Lender (as the case may be) such sum as will, after the tax liability has been fully satisfied, leave the Lessor or the Lender (as the case may be) with the same amount as it would have been entitled to receive in the absence of that liability, together with interest on the amount of the deficit at the Default Rate in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the Lessee (both before and after judgment).

     (b) If and to the extent that any sums constituting (directly or indirectly) an indemnity to the Lessor or the Lender but paid by the Lessee to any person other than the Lessor or the Lender are treated as taxable in the hands of the Lessor or the Lender, the Lessee will pay to the Lessor or the Lender such sum as will, after the tax liability has been fully satisfied, indemnify the Lessor or the Lender to the same extent as it would have been indemnified in the absence of such liability, together with interest on the amount payable by lessee under this sub-clause at the Default Rate in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the Lessee (both before and after judgment).

5.9  DEFAULT INTEREST

     If the Lessee fails to pay any amount payable under this Agreement on the due date, the Lessee will pay on demand from time to time to the Lessor or the Lender (as the case may be) interest (both before and after judgment) on the amount, from the due date to the day of payment in full by the Lessee to the Lessor or the Lender, at the prime rate for the time being charged by Citibank, N.A. plus 3.0% (the "DEFAULT RATE"). All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed and on a 360 day year.

5.10 CONTEST

     If written claim is made against Lessor or Lender for or with respect to any Taxes (other than Lessor Taxes), Lessor shall, and shall cause Lender to, promptly notify the Lessee. If reasonably requested by the Lessee in writing within 30 days after such notification, Lessor shall or shall cause Lender to, upon receipt of indemnity satisfactory to Lessor or Lender, as the case may be, and at the expense of the Lessee (including all costs, expenses, losses, legal and accountants' fees and disbursements, penalties and interest), in good faith contest or to the extent permissible by law allow Lessee to contest in Lessee's, the Lessor's or the Lender's name, the validity, applicability or amount of such Taxes by either (i) resisting payment thereof if practicable and permitted by applicable law, or (ii) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, and in the contest of any such claim by Lessor or Lender, Lessor shall, and shall cause Lender to, apprise the Lessee of all material developments with respect to such contest, shall forward copies of all material submissions made in such contest and shall materially comply in good faith with any reasonable request concerning the conduct of any such contest; provided, however, the Lessor or the Lender (as the case may be) will not be obliged to take any such action:

     (a) which the Lessor or the Lender (as the case may be) considers, in its reasonable discretion, may prejudice it; or

     (b) which the Lessor or the Lender (as the case may be) reasonably considers does not have a reasonable prospect of success; or

     (c) for which the Lessee has not made adequate provision to the reasonable satisfaction of the Lessor or the Lender (as the case may be) in respect of the expense concerned; or

     (d) if such action gives rise to any material likelihood of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of the Lessor or the Lender.

     If Lessor or Lender, in accordance with the foregoing, determines to pay such Taxes and seek a refund, Lessee will either pay such Taxes on Lessor's or Lender's behalf and pay Lessor or Lender, as the case may be, any amount due with respect to such payment or will promptly reimburse Lessor for such Taxes. If Lessor shall obtain a refund of all or any part of such Taxes paid by the Lessee, Lessor shall pay the Lessee the amount of such refund; provided that such amount shall not be payable before such time as the Lessee shall have made all payments or indemnities to Lessor then due with respect to Taxes and so long as no Default has occurred and is continuing. If in addition to such refund Lessor shall receive an amount representing interest, attorneys fees or any other amount on the amount of such refund, the Lessee shall be paid that proportion of such interest, attorneys fees or any other amount which is fairly attributable to the Taxes paid by the Lessee prior to the receipt of such refund. Lessor and/or Lender shall not enter into a settlement or other compromise with respect to, or otherwise concede, any claim by a taxing authority on account of Taxes being contested by Lessee pursuant to this Clause 5.10 without the written consent of Lessee, which consent shall not be unreasonably withheld, unless Lessor waives its right and the right of Lender to be indemnified by Lessee with respect to such claim (but not with respect to any future claims).

5.11 ABSOLUTE

     The Lessee's obligations under this Agreement are absolute and unconditional irrespective of any contingency whatever including (but not limited to):

     (a) any right of offset, counterclaim, recoupment, defense or other right which either party to this Agreement may have against the other;

     (b) any unavailability of the Aircraft for any reason, including a requisition of the Aircraft or any prohibition or interruption of, interference with or other restriction against the Lessee's use, operation or possession of the Aircraft;

     (c) any lack or invalidity of title or any other defect in title, airworthiness, merchantability, fitness for any purpose, condition, design or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Total Loss in respect of or any damage to the Aircraft;

     (d) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against the Lessor or the Lessee;

     (e) any invalidity, unenforceability or lack of due authorization of, or other defect in, this Agreement; or

     (f) any other cause which, but for this provision, would or might otherwise have the effect of terminating or in any way affecting any obligation of the Lessee under this Agreement;

     provided always, however, that this Clause 5.11 shall be without prejudice to the Lessee's right to claim damages and other relief from the courts in the event of any breach by the Lessor of its obligations under this Agreement, or in the event that, as a result of any lack or invalidity of title to the Aircraft on the part of the Lessor, the Lessee is deprived of its possession of the Aircraft.

6.   MANUFACTURER'S WARRANTIES

6.1  ASSIGNMENT

     Notwithstanding this Agreement and subject to the rights of the Lender pursuant to the Assignment, the Lessor will remain entitled to the benefit of each warranty, express or implied, and any unexpired customer and/or product support given or provided in respect of the Aircraft, any Engine or Part by any manufacturer, vendor, maintenance performer, subcontractor or supplier. Unless an Event of Default shall have occurred and be continuing, the Lessor hereby authorizes the Lessee to pursue any claim thereunder in relation to defects affecting the Aircraft, any Engine or Part and the Lessee agrees diligently to pursue any such claim which arises at its own cost. The Lessee will notify the Lessor promptly upon becoming aware of any such claim. The Lessor will provide such assistance to the Lessee in making a claim under any such warranties or customer and/or product support as the Lessee may reasonably request, and, if requested by the Lessee and at the Lessee's expense, will pursue a claim in its own name where the relevant manufacturer, vendor, maintenance performer, subcontractor or supplier has refused to acknowledge the Lessee's right to pursue that claim.

6.2  PROCEEDS

     Unless an Event of Default shall have occurred and be continuing, all proceeds of any such claim as is referred to in Clause 6.1 and which exceed $100,000 will be paid direct to the Lender, but if and to the extent that such claim relates:

     (a)  to defects affecting the Aircraft which the Lessee has rectified; or

     (b) to compensation for loss of use of the Aircraft, an Engine or any Part during the Term; or

     (c) to costs incurred by the Lessee in pursuing such claim (whether or not proceeds of such claim are payable to the Lessee);

     and provided no Default shall have occurred and be continuing, the proceeds will be promptly paid to the Lessee by the Lender but, in the case of (a), only on receipt of evidence reasonably satisfactory to the Lessor and the Lender that the Lessee has rectified the relevant defect.

6.3  PARTS

     Except to the extent the Lessor otherwise agrees in a particular case, the Lessee will procure that all engines, components, furnishings or equipment provided by the manufacturer, vendor, maintenance performer, subcontractor or supplier as a replacement for a defective Engine or Part pursuant to the terms of any warranty or customer and/or product support arrangement comply with Clause 8.13(a), are installed on the Aircraft promptly and that title thereto vests in the Lessor in accordance with Clause 8.17(a). On installation those items will be deemed to be an Engine or Part, as applicable.

6.4  AGREEMENT

     To the extent any warranties or customer and/or product support relating to the Aircraft are made available under an agreement between any manufacturer, vendor, maintenance performer, subcontractor or supplier and the Lessee, this Clause 6 is subject to that agreement. However the Lessee will:

     (a) pay the proceeds of any claim thereunder that exceed $100,000 to the Lender to be applied pursuant to Clause 6.2 and, pending such payment, will hold the claim and the proceeds on trust for the Lender; and

     (b) take all such steps as are necessary and requested by the Lessor at the end of the Term to ensure the benefit of any of those warranties or customer and/or product support which have not expired are vested in the Lessor (but subject to the rights of the Lender under the Mortgage).

7.   LESSOR'S COVENANTS AND DISCLAIMERS

7.1  QUIET ENJOYMENT

     Provided no Event of Default shall have occurred and be continuing, none of the Lessor, its successors and assigns, the Lender or any Person claiming by, through or on account of any of such parties will interfere with the quiet use, possession and enjoyment of the Aircraft by the Lessee.

7.2  MAINTENANCE CONTRIBUTION

     (a) Provided no Default has occurred and is continuing, upon the performance by Lessee of "Qualifying Work" (as hereinafter defined) relating to any airworthiness directive, the Lessor will pay to the Lessee, by way of contribution to the cost of maintenance of the Aircraft, an amount equal to the product of (a) the amount by which the Actual Cost of the Qualifying Work for such airworthiness directive exceeds $225,000, multiplied by (b) a fraction the numerator of which is 60 minus the number of months (rounded to the nearest whole number of months) from the date of the completion of such Qualifying Work until the scheduled Expiry Date and the denominator is 60.

     (b) "Qualifying Work" means maintenance work performed on the Aircraft solely in order to comply fully with airworthiness directives issued by the Aviation Authority (whether or not such airworthiness directives were issued before or after the Delivery Date) on a terminating action basis, and excluding work performed for any other purpose, such as compliance with airworthiness directives by means of repetitive inspections, recording compliance work in the Aircraft Documents and all other maintenance work.

     (c) The Lessor will be obligated to pay any amount specified in Clause 7.2(a) within 14 days after submission by the Lessee to the Lessor of an invoice and supporting documentation reasonably satisfactory to the Lessor evidencing the performance of Qualifying Work for an airworthiness directive.

7.3  REGISTRATION AND FILINGS

     The Lessor shall, at the Lessor's cost:

     (a) maintain the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by applicable law) the respective interests of the Lessor and the Lender and not do or suffer to be done anything which might reasonably be expected to adversely affect that registration; and

     (b) do all acts and things (including making any filing or registration with the Aviation Authority or any other Government Entity) as may be required following any change In the ownership or financing of the Aircraft.

7.4  AGREED MAINTENANCE PERFORMERS

     The Lessor may object to and may exclude any maintenance organization (other than Lessee) being included as an "Agreed Maintenance Performer" for a valid business reason. The Lessor shall furnish to Lessee in writing from time to time a list of all maintenance organizations excluded from the definition of "Agreed Maintenance Performer" pursuant to the preceding sentence, which list may be amended by Lessor from time to time. The Lessor and the Lessee shall consult in good faith regarding any organizations on such list from time to time at the request of either party.

7.5  EXCLUSION

     THE AIRCRAFT IS ACCEPTED BY THE LESSEE "AS IS, WHERE IS WITH ALL FAULTS" AND LESSEE AGREES AND ACKNOWLEDGES THAT, SAVE AS IS EXPRESSLY STATED IN THIS AGREEMENT, LESSOR WILL HAVE NO LIABILITY IN RELATION TO, AND LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE MADE OR GIVEN, ANY CONDITIONS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING BUT NOT LIMITED TO:

     (a) THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY USE OR PURPOSE, VALUE, CONDITION, OR DESIGN, OF THE AIRCRAFT OR ANY PART; OR

     (b) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED (BUT EXCLUDING ANY SUCH OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WHICH ARISES FROM LESSOR'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT); OR

     (c) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR ANY LIABILITY OF LESSEE TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR
          CONSEQUENTIAL DAMAGES.

7.6  LESSEE'S WAIVER

     LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND THE LESSOR, ALL ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR AND ALL CLAIMS AGAINST LESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF THE OPERATION OR PERFORMANCE OF THE AIRCRAFT OR THIS AGREEMENT EXCEPT AS IS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT.

7.7  LESSEE'S CONFIRMATION

     LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF CLAUSES 7.5 AND 7.6 AND ACKNOWLEDGES THAT BASIC RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED NOTWITHSTANDING ITS PROVISIONS.

8.   LESSEE'S COVENANTS

8.1  DURATION

     The undertakings in this Clause 8 and in Clause 12 will:

     (a) except as otherwise stated, be performed at the expense of the Lessee; and

     (b) remain in force until redelivery of the Aircraft to the Lessor in accordance with this Agreement and thereafter to the extent of any accrued rights of the Lessor in relation to those undertakings.

8.2  INFORMATION

     The Lessee shall:

     (a)  furnish to the Lessor, with a copy to the Lender:

          (i) within 60 days after the last day of the first three fiscal quarters of each fiscal year of the Parent, unaudited consolidated quarterly financial statements of the Parent prepared for such quarter, including a consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such quarter and consolidated statements of income and retained earnings for such fiscal quarter and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of Lessee's chief financial officer or chief accounting officer as fairly presenting the financial position and the results of operations of the Parent as at its date and for such quarter (subject to year-end audit adjustments) and as having been prepared in accordance with GAAP;

        (ii) as soon as available but not in any event later than 120 days after the last day of each fiscal year of the Parent, audited consolidated financial statements of the Parent prepared for such year, including a consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such year, consolidated statements of income and retained earnings of the Parent and its Subsidiaries for such fiscal year, a consolidating balance sheet of the Lessee and its Subsidiaries as of the last day of such year and consolidating statements of income and retained earnings of the Lessee and its Subsidiaries for such fiscal year and in all cases on a comparative basis figures for the immediately preceding fiscal year, all in reasonable detail, each prepared in accordance with GAAP and certified without qualification by Coopers & Lybrand or another of the largest national firms of independent certified public accountants as fairly presenting the financial position and the results of operations of Lessee and its Subsidiaries at the end of and for such fiscal year and as having been prepared in accordance with GAAP;

         (iii) in lieu of the financial statements referred to in sub-clauses (i) and (ii) above, any Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the respective periods filed by the Parent pursuant to and in accordance with the Securities Exchange Act of 1934, as amended;

         (iv) concurrently with the financial statements furnished pursuant to Clauses 8.2(a)(i) and (ii) above, an officer's certificate signed by the chief financial officer or chief accounting officer of Lessee certifying to the best knowledge after due inquiry of such officer that no Default occurred during the period covered by such financial statements and no Default exists on the date of such officer's certificate or, if a Default occurred or exists, stating that fact and specifying the nature and period of existence of such Default and the actions Lessee took or proposes to take with respect to such Default;

         (v) at the same time as it is issued to the creditors of the Lessee, a copy of each notice or circular issued to the Lessee's creditors as a group; and

         (vi) on request from time to time such other information regarding the Lessee and its business and affairs as the Lessor may reasonably request;

     (b) on request, inform the Lessor as to the current serial numbers of the Engines and any engine installed on the Airframe;

     (c) promptly furnish to the Lessor all information which the Lessor from time to time reasonably requests regarding the Aircraft, any Engine or any Part and its use, location and condition, including the hours available on the Aircraft and any Engine until the next scheduled check, inspection, overhaul or shop visit, as the case may be;

     (d) on request, furnish to the Lessor evidence reasonably satisfactory to the Lessor that all Taxes and charges incurred by the Lessee with respect to the Aircraft have been paid and discharged in full;

     (e) provide to the Lessor, within 15 days following the end of June and December of each calendar year during the Term, or upon reasonable request by Lessor, a monthly report on the Aircraft in the form set out in Schedule 7 or such other form as the Lessee may select providing substantially the same information;

     (f)  promptly notify the Lessor of

          (i) any Total Loss, any loss of an Engine, any theft of the Airframe or any Engine, any damage to the Aircraft if the potential cost of repair may reasonably be expected to exceed the Damage Notification Threshold, or any modification to the Aircraft if the potential cost may reasonably be expected to exceed the Damage Notification Threshold;

          (ii) any claim or other occurrence likely to give rise to a claim under the Insurances (but, in the case of hull claims only, in excess of the Damage Notification Threshold) and details of any negotiations with the insurance brokers over any such claim; and

          (iii) any litigation, arbitration or administrative proceedings that are pending or, to the Lessee's knowledge, threatened against the Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations under this Agreement.

8.3  LAWFUL AND SAFE OPERATION

     The Lessee shall:

     (a) comply with the law for the time being in force in any country or jurisdiction in which the Aircraft is being operated which is applicable to the Aircraft or the use and operation of the Aircraft;

     (b) not use the Aircraft in any manner contrary to any recommendation of the Aviation Authority or the manufacturers of the Aircraft, any Engine or any Part or any rule or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

     (c) ensure that the crew and engineers employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licences required by the Aviation Authority and applicable law;

     (d) use the Aircraft solely in commercial or other operations for which the Lessee is duly authorized by the Aviation Authority and applicable law;

     (e) not knowingly use the Aircraft (or use it when the Lessee ought reasonably to have known that it was being so used) for the carriage of:

          (i) whole animals, living or dead, except in the cargo compartments according to I.A.T.A. regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal;

          (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes or any nuclear assemblies or components, except as permitted for cargo aircraft under the "Restriction of Goods" schedule issued by I.A.T.A. from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled;

          (iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the Insurances; or

          (iv)  any illegal item or substance;

     (f) not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of the Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by the Lessee;

     (g) not (other than for bona fide safety reasons) cause or permit the Aircraft to proceed to, or remain at, any location which is for the time being the subject of a prohibition order (or any similar order or directive) by:

          (i) any Government Entity of the State of Registration or the Habitual Base; or

          (ii) any Government Entity of the country in which such location is situated; or

          (iii) any Government Entity having jurisdiction over the Lessor, the Lender or the Aircraft;

     (h) obtain and maintain in full force all certificates, licences, permits and authorizations required for the use and operation of the Aircraft for the time being, and for the making of payments required by, and the compliance by the Lessee with its other obligations under, this Agreement.

8.4  TAXES AND OTHER CHARGES

     The Lessee will promptly pay:

     (a) all licence and registration fees, Taxes (other than Lessor Taxes) and other amounts of any nature imposed by any Government Entity that are imposed on the Lessee or for which the Lessee is responsible under this Agreement with respect to the Aircraft, including the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition of the Aircraft; and

     (b) all rent, fees, charges, Taxes (other than Lessor Taxes) imposed on the Lessee and other amounts in respect of any premises where the Aircraft or any Part thereof is located from time to time during the Tenn;

     except to the extent that such payment is being contested in good faith by appropriate proceedings in accordance with Clause 5.10.

8.5  SUB-LEASING

     (a) Subject to sub-clause (b) below, the Lessee will not, without the prior written consent of the Lessor and the Lender (such consent not to be unreasonably withheld), sub-lease, "wet lease" or otherwise part with possession of the Aircraft, the Engines or any Part except that the Lessee may part with possession:

          (i) so long as no Default or Event of Default has occurred and is continuing, with respect to the Aircraft, the Engines or any Part to the relevant manufacturers for testing or similar purposes or to an Agreed Maintenance Performer for service, repair, maintenance or overhaul work or for alterations, modifications or additions to the extent required or permitted by this Agreement; and

          (ii) with respect to an Engine or Part, as expressly permitted by this Agreement.

          (b) The Lessor's consent shall not be required in relation to a "wet lease" or charter of the Aircraft in which operational control of the Aircraft remains with the Lessee at all times, provided the Aircraft remains registered with the Aviation Authority.

8.6  INSPECTION

     (a) The Lessor, the Lender and any person designated by the Lessor or the Lender may at any time visit, inspect and survey the Aircraft, any Engine or any Part and for such purpose may, subject to any applicable Aviation Authority regulation, travel on the flight deck as observer.

     (b) The Lessor and the Lender shall bear its own costs and expenses in connection with any such visit, inspection or survey unless the visit, inspection or survey discloses that the Lessee is in breach of its material obligations under this Agreement, in which case such costs and expenses shall be paid by the Lessee on demand.

     (c)  The Lessor shall:

          (i) have no duty to make, or liability arising out of, any such visit, inspection or survey; and

          (ii) so long as no Default has occurred and is continuing, not exercise such right other than on reasonable notice and so as not to disrupt unreasonably the maintenance or operation of the Aircraft.

8.7  PROTECTION OF TITLE

     The Lessee shall:

    (a) not do or knowingly permit to be done or omit or knowingly permit to be omitted to be done any act or thing which might reasonably be expected to jeopardize the respective rights, title and interest of the Lender as mortgagee of the Aircraft and assignee of this Agreement or the Lessor as owner of the Aircraft and lessor under this Agreement or the validity, enforceability or priority of the Mortgage and the Assignment;

     (b) on all occasions when the ownership of the Aircraft, any Engine or any Part is relevant, make clear to third parties that title is held by the Lessor and is subject to the Mortgage;

     (c)  not at any time:

          (i) represent or hold out the Lessor or the Lender as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which may be undertaken by the Lessee; or

          (ii)  pledge the credit of the Lessor or the Lender;

     (d) ensure that there is always affixed, and not removed or in any way obscured, a fireproof plate (having dimensions of not less than 6 in. x 4 in.) in a reasonably prominent position on the Aircraft and on each Engine stating:

                     "This Aircraft/Engine is owned by ACG Acquisition VIII LLC, is leased to Aloha Airlines, Inc. and is subject to a mortgage and security agreement in favor of FINOVA Capital Corporation. It may not be operated by any other person without the prior written consent of ACG Acquisition VIII LLC and FINOVA Capital Corporation.";

     (e) not create or permit to exist any Security Interest upon the Aircraft, any Engine or any Part;

     (f) not do or permit to be done anything which may reasonably be expected to expose the Aircraft, any Engine or any Part to penalty, forfeiture, impounding, detention, appropriation, damage or destruction and, without prejudice to the foregoing, if any such penalty, forfeiture, impounding, detention, appropriation, damage or destruction occurs, give the Lessor notice and use its best efforts to procure the immediate release of the Aircraft, such Engine or such Part, as the case may be;

     (g)  not abandon the Aircraft, the Engine or any Part;

     (h) pay and discharge or cause to be paid and discharged when due and payable or make adequate provision by way of security or otherwise for all debts, damages, claims and liabilities which have given or might reasonably be expected to give rise to a Security Interest over or affecting the Aircraft, any Engine or any Part; and

     (i) not attempt, or hold itself out as having any power, to sell, lease or otherwise dispose of the Aircraft, any Engine or any Part other than as expressly permitted by this Agreement.

8.8  GENERAL

     The Lessee will:

     (a) not make any substantial change in the nature of the business in which it is engaged if such change, in the reasonable opinion of the Lessor, might reasonably be expected to have a material adverse effect on the Lessee's performance of its obligations under this Agreement;

     (b) preserve its corporate existence, and will not merge or consolidate with any person unless the successor person resulting from such merger or consolidation (the "SUCCESSOR"):

          (i) is the Lessee or an Affiliate incorporated in the State of Incorporation or another State of the United States of America;

          (ii) shall have a net worth immediately after such merger or consolidation of not less than the Lessee's net worth immediately prior thereto;

          (iii) shall be authorized under applicable law to perform the Lessee's obligations under this Agreement to the same extent as the Lessee;

          (iv) shall deliver to the Lessor an agreement in form and substance reasonably satisfactory to the Lessor containing an assumption by the Successor of the Lessee's representations and warranties under this Agreement, together with the due and punctual performance of all the Lessee's obligations under this Agreement; and

          (v) shall deliver to the Lessor an opinion of counsel reasonably satisfactory in form and substance to the Lessor to the effect that the agreement referred to in subclause (iii) above constitutes the Successor's legal, valid and binding obligations; and

     (c) ensure that no change will occur in the Habitual Base of the Aircraft without the prior written consent of the Lessor.

8.9  RECORDS

     The Lessee shall procure that accurate, complete and current records of all flights made by, and all maintenance carried out on, the Aircraft (including, in relation to each Engine and Part subsequently installed, before the installation) are kept in English, and shall keep the records in such manner as the Aviation Authority may from time to time require. The records will form part of the Aircraft Documents.

8.10 REGISTRATION AND FILINGS

     The Lessee shall:

     (a) not do anything that might reasonably be expected to adversely affect the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by applicable law) the respective interests of the Lessor and the Lender;

     (b) do all acts and things (including making any filing or registration with the Aviation Authority or any other Government Entity) and executing and delivering all documents (including any amendment of this Agreement) as may be required by the Lessor following any modification of the Aircraft, any Engine or any Part or the permanent replacement of any Engine or Part in accordance with this Agreement, so as to ensure that the respective rights of the Lessor and the Lender under this Agreement apply with the same effect as before.

8.11 MAINTENANCE AND REPAIR

     The Lessee shall:

     (a) keep the Aircraft airworthy in all respects and in good repair and condition;

     (b) advise the Lessor and Lender in writing of all material changes to the Agreed Maintenance Program;

     (c) maintain the Aircraft in accordance with the Agreed Maintenance Program through Agreed Maintenance Performers and perform (at the respective intervals provided in the Agreed Maintenance Program) all Major Checks;

     (d) maintain the Aircraft in accordance with FAR Part 121 and any other rules and regulations of the Aviation Authority as are applicable to aircraft of the same type as the Aircraft operated by United States of America air carriers, subject to the special exemptions permitted Lessee regarding compliance with the Airport Noise and Capacity Act of 1990, as amended, and the regulations promulgated by the FAA thereunder;

     (e) comply with all mandatory inspection and modification requirements, airworthiness directives and similar requirements applicable to the Aircraft, any Engine or Part having a compliance date during the Term and that are required by the Aviation Authority;

     (f) comply with all alert service bulletins issued by any manufacturer of the Aircraft, Engines or Parts, and comply (including scheduling complying work and then performing such work on schedule) with all other service bulletins issued by any such manufacturer if and to the extent that the Lessee brings or schedules to bring in compliance at least one-half of the applicable aircraft it operates (excluding for purposes of such calculation aircraft acquired from unrelated third parties that already comply with such other service bulletins);

     (g) comply with all applicable laws and the regulations of the Aviation Authority and any other aviation authorities with jurisdiction over the Lessee or the Aircraft, any Engine or Part that relate to the maintenance, condition, use or operation of the Aircraft or require any modification or alteration to the Aircraft, any Engine or Part;

     (h) maintain in good standing a current U.S. Standard Transport Category Certificate of Airworthiness for the Aircraft issued by the Aviation Authority in accordance with FAR Part 21 except when the Aircraft is undergoing maintenance, modification or repair required or permitted by this Agreement and shall from time to time provide to the Lessor a copy on request;

     (i) if required by the Aviation Authority, maintain a current certification as to maintenance issued by or on behalf of the Aviation Authority in respect of the Aircraft and shall from time to time provide to the Lessor a copy on request;

     (j) maintain the Engines with respect to overhaul build standards and disc replacements at a level which is consistent with the level applied by the Lessee in relation to other engines of the same type as the Engines in its fleet, provided, however, Lessee may maintain the Engines with respect to overhaul build standards and disc replacements in such manner as to achieve minimal compliance with return conditions;

     (k) maintain the Engines and the APU in a "on condition" program as set forth in the respective manufacturer's maintenance planning document; and

     (l) subject to Clause 11.1(c), procure promptly the replacement of any Engine or Part which has become time, cycle or calendar expired, lost, stolen, seized, confiscated, destroyed, damaged beyond repair, unserviceable or permanently rendered unfit for use, with an engine or part complying with the conditions set out in Clause 8.13(a).

8.12 REMOVAL OF ENGINES AND PARTS

     The Lessee will ensure that no Engine or Part installed on the Aircraft is at any time removed from the Aircraft other than:

     (a)  if replaced as expressly permitted by this Agreement; or

     (b) if the removal is of an obsolete item and is in accordance with the Agreed Maintenance Program; or

     (c)  pursuant to, and in accordance with, Clause 8.15; or

     (d)  (i)   during the course of maintaining, servicing, repairing,
                overhauling or testing that Engine or the Aircraft, as the case may be; or

          (ii)  as part of a normal engine or part rotation program; or

          (iii) for the purpose of making such modifications to the Engine or the Aircraft, as the case may be, as are permitted under this Agreement,

          and then in each case only if it is reinstalled or replaced by an engine or part complying with Clause 8.13(a) as soon as practicable and in any event no later than the Expiry Date.

8.13 INSTALLATION OF ENGINES AND PARTS

     (a) The Lessee will ensure that, except as permitted by this Agreement, no engine or part is installed on the Aircraft unless:

          (i) in the case of an engine, it is an engine of the same model as, or an improved or advanced version of the Engine it replaces (provided, in the case of an improved or advanced version, it can be installed and operated on the Airframe without modification of the Airframe or the engine, whether or not the other installed Engine is also such an improved or advanced version), which has attached to it a current "serviceable tag" issued by the manufacturer or supplier indicating that the engine is new, serviceable or overhauled, and the Lessee shall retain all such tags;

          (ii) in the case of a part, it is in as good operating condition, is of the same interchangeable modification status as the replaced Part and has attached to it a current "serviceable tag" issued by the manufacturer or supplier indicating that the part is new, serviceable or overhauled, and the Lessee shall retain all such tags;

          (iii) in the case of a part, it has become and remains the property of the Lessor free from Security Interests and on installation on the Aircraft will, without further act, be subject to this Agreement and to the security interest created by the Mortgage, in which case title to the removed part shall automatically become vested in Lessee without further action or warranty on the part of Lessor except that such Part shall be free of Lessor Liens; and

          (iv) in each case, the Lessee has full details as to its source and maintenance records.

     (b) If no Default has occurred which is continuing, the Lessee will be entitled to install any engine or part on the Aircraft by way of replacement notwithstanding Clause 8.13(a) if:

          (i) there is not available to the Lessee at the time and in the place that engine or part is required to be installed on the Aircraft a replacement engine or part complying with the requirements of Clause 8.13(a);

          (ii) it would result in an unreasonable disruption of the operation of the Aircraft or the business of the Lessee to ground the Aircraft until an engine or part complying with Clause 8.13(a) becomes available for installation on the Aircraft; and

          (iii) as soon as practicable after installation of the same on the Aircraft but, in any event, no later than the earlier of (1) 60 days after such installation and (2) the Expiry Date, the Lessee removes any such engine or part and replaces it with the Engine or Part replaced by it or by an engine or part complying with Clause 8.13(a).

     (c) If no Default has occurred which is continuing, the Lessee will be entitled to install Lessee Installed Parts on the Airframe by way of replacement notwithstanding Clause 8.13(a)(iii) so long as:

          (i) the terms of any lease, conditional sale agreement or security agreement, as the case may be, covering such Lessee Installed Part will not have the effect of prejudicing the title and interest of the Lessor in and to the Aircraft (including its Engines and Parts) or the interest of the Lender in respect thereof under the Mortgage;

          (ii) the secured party, lessor or conditional vendor, as the case may be, of such Lessee Installed Part has confirmed and acknowledged in writing (which such confirmation and acknowledgment may be contained in the lease, conditional sale agreement or security agreement) to the Lessor and the Lender, in form and substance satisfactory to the Lessor, that it will recognize the respective rights, title and interest of the Lessor and the Lender in and to the Aircraft (including its Engines and Parts) and that it will not seek to exercise any rights whatever in relation thereto; and

          (iii) before the Expiry Date the Lessee removes any such Lessee Installed Part and replaces it with the Part replaced by it or by another part, in either case complying with Clause 8.13(a).

     (d) The Lessor agrees, for the benefit of the Lessee and any mortgagee or holder of any other Security Interest in any engine (other than an Engine) or Lessee Installed Part owned by the Lessee, any lessor of any engine (other than an Engine leased to the Lessee) or Lessee Installed Part and any conditional vendor of any engine (other than an Engine purchased by the Lessee subject to a conditional sale agreement or any other security agreement) or Lessee Installed Part, that no right, title to or interest in any such engine or Lessee Installed Part shall be exercised or asserted by the Lessor and the Lessor acknowledges and confirms that it will not acquire any right, title or interest to or in any such engine or Lessee Installed Part as a result of its installation on the Airframe.

8.14 NON-INSTALLED ENGINES AND PARTS

     (a) The Lessee shall ensure that any Engine or Part which is not installed on the Airframe (or any other airframe as permitted by this Agreement) is, except as expressly permitted by this Agreement, properly and safely stored and kept free from Security Interests, with insurance thereon complying with the requirements of this Agreement.

     (b) Notwithstanding sub-clause (a), the Lessee shall be permitted, if no Default has occurred and is continuing, to install any Engine on an airframe and any Part on an airframe or engine:

          (i)   owned and operated by the Lessee free from Security Interests;

          (ii) leased or hired to the Lessee pursuant to a lease or conditional sale agreement on a long-term basis and on terms whereby the Lessee has full operational control of that aircraft or engine; or

          (iii) acquired or financed by the Lessee and operated by the Lessee on terms that ownership of that aircraft or engine, as the case may be, pursuant to a lease, conditional sale agreement or Security Interest is vested in or held by any other person;

          provided that in the case of (ii) and (iii):

          (1) the terms of any such lease, conditional sale agreement or Security Interest will not have the effect of prejudicing the title and interest of the Lessor in and to that Engine or Part or the interest of the Lender in respect thereof under the Mortgage; and

          (2) the lessor under such lease, the seller under such conditional sale agreement or the secured party of such Security Interest, as the case may be, has confirmed and acknowledged in writing (which such confirmation and acknowledgment may be contained in the lease, conditional sale agreement or document creating the Security Interest) to the Lessor and the Lender, in form and substance satisfactory to the Lessor, that it will recognize the respective rights, title and interest of the Lessor and the Lender to and in that Engine or Part and that it will not seek to exercise any rights whatever in relation thereto.

8.15 POOLING OF ENGINES AND PARTS

     The Lessee will not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of the Lessor and the Lender, such consent not to be unreasonably withheld in any case where an Engine or Part is leased, let on hire or otherwise made available by the Lessee (on terms conferring no more than a contractual right IN PERSONAM against the Lessee and not a right IN REM against such Engine or Part) pursuant to a pooling agreement to which the Lessee is a party and:

     (a) the other parties to which are reputable, solvent commercial air carriers or the manufacturers or suppliers of the Engine or Part (or other reputable, solvent organizations whose business includes the administration of and participation in such pooling agreements or arrangements); and

     (b) which does not contemplate the transfer of title to the pooled Engine or Part; and

     (c) either provides that the Lessor (or the Lender, as the case may be) will be sole loss payee in respect of any loss or damage to the Engine or Part, or provides for Lessor to acquire title to a substitute engine or part satisfying the conditions set out in Clause 8.13(a) if the Engine or Part is destroyed.

8.16 EQUIPMENT CHANGES

     (a) The Lessee will not make any modification or addition to the Aircraft (each an "EQUIPMENT CHANGE"), except for an Equipment Change that:

          (i) is expressly permitted by any other provision of this Agreement, or

          (ii) has the prior written approval of the Lessor and the Lender (which approval shall not be unreasonably withheld provided the proposed Equipment Change will not, in the reasonable opinion of the Lessor and the Lender, diminish the value, utility, condition or airworthiness of the Aircraft), except for painting or minor cabin interior modifications not affecting the structure of the Airframe, any or all of which may be made without such prior approval.

     (b) So long as no Event of Default has occurred and is continuing, the Lessee may remove any Equipment Change if it can be removed from the Aircraft without diminishing or impairing the value, utility, condition or airworthiness of the Aircraft.

8.17 TITLE TO ENGINES AND PARTS

     (a) Title to all engines and parts installed on the Aircraft, whether by way of replacement as the result of an Equipment Change or otherwise (except those installed pursuant to Clause 8.13(b) or Clause 8.15) will on installation, without further act, vest in the Lessor subject to this Agreement free and clear of all Security Interests. The Lessee will at its own expense take all such steps and execute, and procure the execution of, all such instruments that are necessary to ensure that title so passes to the Lessor and is subject to the Security Interest created by the Mortgage according to all applicable laws. At any time when requested by the Lessor, the Lessee will provide evidence to the Lessor's reasonable satisfaction (including the provision, if required, to the Lessor of one of more legal opinions) that title has so passed to the Lessor and is subject to the Security Interest created by the Mortgage.

     (b) The Lessor may require the Lessee to remove any Equipment Change and to restore the Aircraft to its condition prior to that Equipment Change.

     (c) Except as referred to in Clause 8.16(b), any Engine or Part at any time removed from the Aircraft will remain the property of the Lessor until a replacement has been made in accordance with this Agreement and until title to that replacement has passed, according to applicable laws, to the Lessor subject to this Agreement free of all Security Interests, whereupon title to the Engine or Part will, provided no Default has occurred and is continuing, pass to the Lessee free of Lessor Liens.

8.18 THIRD PARTIES

     The Lessee shall procure that no person having possession of the Aircraft during the Term (other than the Lessor or the Lender) will act in any manner inconsistent with the Lessee's obligations under this Agreement and that all such persons shall comply with those obligations as if references to "Lessee" included a separate reference to those persons.

9.   INSURANCE

9.1  INSURANCES

     The Lessee will maintain in full force and effect during the Term insurances in respect of the Aircraft in form and substance reasonably satisfactory to the Lessor (the "INSURANCES") through such brokers and with such insurers and having such deductibles and being subject to such exclusions as are usual and customary in the worldwide aviation insurance marketplace for air carriers operating similar equipment who are similarly situated with Lessee. The Insurances will be effected either on a direct basis with insurers of recognized standing who normally participate in aviation insurances in the leading international insurance markets and led by reputable underwriters approved by the Lessor and the Lender, such approval not to be unreasonably withheld. The Lessor acknowledges and confirms that the current deductibles and exclusions, together with the existing brokers and insurers, in respect of the insurances maintained by Lessee on the date of the Purchase Agreement are acceptable to it and the Lender.

9.2  REQUIREMENTS

     The Lessor's current requirements as to required Insurances are as specified in this Clause and in Part I of Schedule 4. Except for the amount of the Agreed Value, the Minimum Liability Coverage and the deductible under Lessee's hull and war risk insurance policies, the Lessor may from time to time stipulate such other requirements for the Insurances as the Lessor reasonably considers necessary to ensure that the scope and level of cover is maintained in accordance with the then prevailing industry practice in relation to aircraft of the same type as the Aircraft and in relation to operators of similar standing to the Lessee. In the event that the Lessor proposes any such stipulation, it shall notify the Lessee accordingly and the Lessor and/or its brokers will then consult in good faith with the Lessee and the Lessee's brokers (as for the time being approved by the Lessor) with regard to such proposed stipulation. If, following the consultation, the Lessor is satisfied that the stipulation should be made, the Lessee shall then comply with the stipulated requirements.

9.3  INSURANCE COVENANTS

     The Lessee shall:

     (a) ensure that all legal requirements as to insurance of the Aircraft, any Engine or any Part that may from time to time be imposed by the laws of the State of Registration or any jurisdiction to, from or over which the Aircraft may be flown, in so far as they affect or concern the operation of the Aircraft, are complied with and, in particular, those requirements compliance with which is necessary to ensure that:

          (i)   the Aircraft does not become subject to detention or forfeiture;

          (ii)  the Insurances remain valid and in full force and effect; and

          (iii) the interests of the Indemnitees in the Insurances and the Aircraft or any Part are not thereby prejudiced;

     (b) not use, cause or permit the Aircraft, any Engine or any Part to be used for any purpose or in any manner not covered by the Insurances or outside any geographical limit imposed by the Insurances;

     (c) comply with the terms and conditions of each policy of the Insurances and not do, consent or agree to any act or omission that:

          (i) invalidates or may reasonably be expected to invalidate the Insurances;

          (ii) renders or may reasonably be expected to render void or voidable the whole or any part of any of the Insurances; or

          (iii) brings any particular liability within the scope of an exclusion or exception to the Insurances;

     (d) not take out without the prior written approval of the Lessor any insurance in respect of the Aircraft other than those of the type required under this Agreement unless relating solely to hull total loss, business interruption, engine break-down, profit commission and deductible risk;

     (e) commence renewal procedures at least 30 days prior to the expiration of any of the Insurances and provide to the Lessor and the Lender:

          (i) if requested by the Lessor, a written status report of renewal negotiations 14 days prior to each expiration date;

          (ii) telefaxed confirmation of completion of renewal prior to each expiration date; and

          (iii) a certificate of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of
                Schedule 4, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement within seven days after each renewal date;

     (f) provide to the Lessor and the Lender copies of those documents evidencing the Insurances which the Lessor and the Lender may reasonably request;

     (g) on request, provide to the Lessor and the Lender evidence that the Insurance premiums have been paid;

     (h) not make any modification or alteration to the Insurances material and adverse to the interests of any of the Indemnitees;

     (i)  be responsible for any deductible under the Insurances; and

     (j) provide any other insurance related information, or assistance, in respect of the Insurances as the Lessor may reasonably request.

9.4  FAILURE TO INSURE

     If the Lessee fails to maintain the Insurances in compliance with this Agreement, each of the Indemnitees will be entitled but not obligated (without prejudice to any other rights of the Lessor under this Agreement):

     (a) to pay the premiums due or to effect and maintain insurances satisfactory to it or otherwise remedy the Lessee's failure in such manner (including to effect and maintain an "owner's interest" policy) as it considers appropriate. Any sums so expended by it will become immediately due and payable by the Lessee to the Lessor on demand (such demand being made as soon as reasonably practicable following the incurring of such expenditure), together with interest thereon at the Default Rate from the date of expenditure by it up to the date of reimbursement by the Lessee (before and after any judgment); and

     (b) at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by it until the failure is remedied to its reasonable satisfaction.

9.5  CONTINUING INDEMNITY

     The Lessor may require the Lessee to effect and to maintain insurance after the Expiry Date with respect to its liability under the indemnities in Clause 10 for such period as the Lessor may reasonably require (but in any event not more than three years) providing for each Indemnitee to be named as additional insured. The Lessee's obligation under this Clause 9.5 shall not be affected by the Lessee ceasing to be lessee of the Aircraft or any of the Indemnitees ceasing to have any interest in respect of the Aircraft.

9.6  APPLICATION OF INSURANCE PROCEEDS

     As between the Lessor and the Lessee:

     (a) All insurance payments, up to the Agreed Value, received as the result of a Total Loss occurring during the Term will be paid to the Lender.

     (b) All insurance proceeds in respect of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting a Total Loss and involving insurance proceeds in excess of the Damage Notification Threshold will be paid to the Lender and applied in payment (or to reimburse the Lessee) for repairs or replacement property upon the Lessor being reasonably satisfied that the repairs or replacement have been effected in accordance with this Agreement. Insurance proceeds in amounts below the Damage Notification Threshold may be paid by the insurer directly to the Lessee. Any balance remaining may be retained by the Lessee.

     (c) All insurance proceeds in respect of third party liability will be paid to the relevant third party.

     (d) Notwithstanding Clauses 9.6(a) and (b), if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing all such proceeds will be paid to or retained by the Lender to be applied toward payment of any amounts that may be or become payable by the Lessee in such order as the Lessor and the Lender see fit or as the Lessor and the Lender may elect. In the event that the Lessee remedies any such Default to the reasonable satisfaction of the Lessor, the Lessor shall procure that all such insurance proceeds then held by the Lender in excess of the amounts (if any) applied by the Lessor in accordance with this sub-clause
          (d) shall be paid promptly to the Lessee.

10.  INDEMNITY

10.1 GENERAL

     The Lessee shall defend, indemnify and hold harmless the Indemnitees from and against any and all claims, proceedings, losses, liabilities, suits, judgments, costs, expenses, penalties or fines (each a "CLAIM") regardless of when the same is made or incurred, whether during or after the Term (but not before):

     (a) that may at any time be suffered or incurred directly or indirectly as a result of or connected with possession, delivery, performance, management, registration, control, maintenance, condition, service, repair, overhaul, leasing, sub-leasing, use, operation or return of the Aircraft, any Engine or Part (either in the air or on the ground) whether or not the Claim may be attributable to any defect in the Aircraft, any Engine or any Part or to its design, testing, use or otherwise, and regardless of when the same arises or whether it arises out of or is attributable to any act or omission, negligent or otherwise, of any Indemnitee;

     (b) that arise out of any act or omission that invalidates or that renders voidable any of the Insurances;

     (c) that may at any time be suffered or incurred as a consequence of any design, article or material in the Aircraft, any Engine or any Part or its operation or use constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person, but excluding any Claim to the extent that:

          (1) it arises directly as a result of the wilful misconduct or gross negligence of an Indemnitee;

          (2) it arises directly as a result of a breach by the Lessor of its express obligations under this Agreement or as a result of a representation or warranty given by the Lessor in this Agreement not being true and correct at the date when, or when deemed to have been, given or made;

          (3)  it constitutes a Lessor Tax or Lessor Lien;

           4) it represents a Tax or loss of tax benefits (the Lessee's liabilities for which, to the extent thereof, are set out in Clauses 5.5, 5.6 and 5.8);

          (5) it constitutes a cost or expense that is required to be borne by the Lessor in accordance with any other provision of this Agreement;

          (6) it results from any disposition not caused by Lessee of all or any part of Lessor's rights, title or interest in or to the Aircraft or under this Agreement, unless such disposition occurs as a consequence of an Event of Default;

          (7) it is attributable to an event occurring after the Term unless the Claim results from or arises out of an act or omission by the Lessee, or any circumstance existing, during the Term; or

          (8) it is brought after the Term and relates to a claimed patent infringement by the Manufacturer.

10.2 MITIGATION

     (a) The Lessor agrees that it shall, as soon as reasonably practicable after it becomes aware of any circumstances that would, or would reasonably be expected to, become the subject of a claim for indemnification pursuant to Clause 10.1, notify the Lessee in writing accordingly. The Lessor (and any other Indemnitee seeking indemnification, as the case may
          be) and the Lessee shall then consult with one another in good faith in order to determine what action (if any) may reasonably  be taken to avoid or mitigate  such  Claim.  The Lessee shall have the right to take all  reasonable  action (on behalf and,  if necessary,  in the name of the  Lessor  or such  other
          Indemnitee) in order to resist, defend or settle (provided such settlement is accompanied by payment) any claims by third parties giving rise to such Claim, provided  always that the Lessee shall not be entitled to take any such action  unless  adequate provision, reasonably  satisfactory  to the  Lessor and such  other
           Indemnitee,  shall have been made in respect of the third party claim and the costs thereof. The Lessee or, if the Claim is covered by Lessee's Insurances, the Lessee's insurers shall be entitled to select any counsel to represent it or them, the Lessor and such other Indemnitee in connection with any such action, subject in the case of Lessee to the approval of the Lessor and such other Indemnitee

          (such approval not to be unreasonably withheld) and any action taken by the Lessee shall be on a full indemnity basis in respect of the Lessor and such other Indemnitee.

     (b) Any sums paid by the Lessee to the Lessor or any Indemnitee in respect of any Claim pursuant to Clause 10.1 shall be paid subject to the condition that, in the event that the Lessor or such Indemnitee is subsequently reimbursed in respect of that Claim by any other person, the Lessor or such Indemnitee shall, provided no Default shall have occurred and be continuing, promptly pay to the Lessee an amount equal to the sum paid to it by the Lessee, including any interest on such amount to the extent attributable thereto and received by the Lessor or such Indemnitee, less any Tax payable by the Lessor or such Indemnitee in respect of such reimbursement.

10.3 DURATION

     The indemnities contained in this Agreement will survive and continue in full force after the Expiry Date.

11.  EVENTS OF LOSS

11.1 TOTAL LOSS

     (a) PRE-DELIVERY: If a Total Loss occurs prior to Delivery, this Agreement will immediately terminate and, except as expressly stated in this Agreement, neither party will have any further obligation or liability under this Agreement except that the Lessor will rebate to the Lessee the Security Deposit (if theretofore paid pursuant to Clause 5.1) or, as the case may be, return the Letter of Credit to the Lessee.

     (b) POST-DELIVERY: If a Total Loss occurs after Delivery, the Lessee will pay the Agreed Value to the Lender no later than 60 days after the Total Loss Date (the "SETTLEMENT DATE") unless the Aircraft is restored to the Lessor or the Lessee within that period (or, in the case of a Total Loss coming within paragraph (c) of the definition of Total Loss and involving the loss of the Lessor's title to the Aircraft, if both the Aircraft and the Lessor's title thereto are restored to the Lessor or, in the case of the Aircraft, to the Lessee and the Lender's rights under the Mortgage are fully restored). The receipt by the Lender of the insurance proceeds in respect of the Total Loss on or prior to the Settlement Date shall discharge the Lessee from its obligation to pay the Agreed Value to the Lessor pursuant to this sub-clause (b), provided such proceeds are not less than the Agreed Value. In the event that the insurance proceeds are paid initially to the Lessee and not to the Lender, they may be retained by the Lessee if the Lessee shall have paid the Agreed Value to the Lender, otherwise the Lessee shall pay the Agreed Value to the Lender not later than the next Business Day following receipt by the Lessee of such proceeds. In the event that the Lessee pays the Agreed Value to the Lessor in accordance with this sub-clause (b), the Lessor shall promptly assign to the

          Lessee its rights under the Insurances to receive the insurance proceeds in respect of the Total Loss to the extent that such proceeds shall not have been paid to the Lessee. Subject to the rights of any insurers or other third parties, upon irrevocable payment in full to the Lessor of that amount and all other amounts that may be or become payable to the Lessor under this Agreement, the Lessor shall:

          (i) without recourse or warranty (except as to the absence of Lessor Liens), and without further act, be deemed to have transferred to the Lessee all of the Lessor's rights to any Engines or Parts not installed when the Total Loss occurred, all on an "as-is where is" basis, and shall, at the Lessee's expense, execute and deliver such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence (on the public record or otherwise) the transfer and the vesting of the Lessor's rights in such Engines and Parts in the Lessee, free and clear of all rights of the Lessor and any Lessor Liens; and

          (ii) pay to Lessee, as a rebate of prepaid Basic Rent, and amount equal to the product of (1) one month's Basic Rent multiplied by (2) a fraction the numerator of which is the number of days remaining in the then current Rental Period and the denominator of which is the number of days in the then current Rental Period.

     (c) ENGINE LOSS: Upon the occurrence of an Engine Loss (including, for the avoidance of doubt, at a time when the Engine is not installed on the Airframe) in circumstances in which there has not also occurred a Total Loss, the Lessee shall give the Lessor and the Lender written notice promptly upon becoming aware of the same and shall (unless the Lessor has received the insurance proceeds relating to such Engine Loss), within 60 days after the Engine Loss Date, convey or cause to be conveyed to the Lessor, as replacement for such Engine, title to a replacement engine that is in the same or better operating condition, has the same or greater value and utility as the lost Engine and that complies with the conditions set out in Clause 8.13(a). The Lessee shall, at the time of such conveyance, comply in all respects with Clause 8.17(a) so that the replacement engine becomes an Engine, whereupon the leasing of the replaced Engine the subject of the Engine Loss shall cease and title to such replaced Engine shall (subject to any salvage rights of insurers) vest in the Lessee pursuant to Clause 8.17(c), free of Lessor Liens. If the Lessor or the Lender subsequently receives any insurance proceeds relating to such Engine Loss, the Lessor shall promptly remit such proceeds or cause such proceeds to be remitted to the Lessee. No Engine Loss with respect to any Engine that is replaced in accordance with the provisions of this Clause 11.1 (c) shall result in any increase or decrease in Basic Rent or the Agreed Value.

11.2 REQUISITION

     During any requisition for use or hire of the Aircraft, any Engine or Part that does not constitute a Total Loss:

     (a) the Basic Rent and Supplemental Rent payable under this Agreement will not be suspended or abated either in whole or in part, and the Lessee will not be released from any of its other obligations under this Agreement (other than operational obligations with which the Lessee is unable to comply solely by virtue of the requisition); and

     (b) so long as no Default has occurred and is continuing, the Lessee will be entitled to any compensation payable by the requisitioning authority in respect of the Term. The Lessee will, as soon as practicable after the end of any such requisition (with the Term being extended if and to the extent that the period of requisition continues beyond the scheduled Expiry Date), cause the Aircraft to be put into the condition required by this Agreement. The Lessor will be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and the Lessor will apply such compensation in reimbursing the Lessee for the cost of complying with its obligations under this Agreement in respect of any such change, but so that, if any Default has occurred and is continuing, the Lessor may apply the compensation in or towards settlement of any amounts owing by the Lessee under this Agreement. All such sums shall be held by the Lender.

12.  RETURN OF AIRCRAFT

12.1 REDELIVERY

     On the Expiry Date or termination of the leasing of the Aircraft under this Agreement, the Lessee shall, unless a Total Loss has occurred, at its expense, redeliver the Aircraft and Aircraft Documents to the Lessor at the Redelivery Location or such other airport as is mutually acceptable to Lessor and Lessee in a condition complying with this Clause 12 and Schedule 3, free and clear of all Security Interests and Permitted Liens (other than the Lessor Liens).

12.2 FINAL CHECKS

     Immediately prior to return of the Aircraft, Lessee shall perform the following:

     (a)  Lessee shall  perform (or have  performed  by an Agreed
          Maintenance Performer) a full and complete zonal, systems and structural check ("C" or its equivalent), including the corresponding lower checks ("A" and "B" or equivalent) and any other maintenance and inspections tasks that are a part thereof, all in accordance with the Agreed Maintenance Program. At return, the Airframe will have zero Flight Hours since such "C" check, except for the acceptance flights and the ferry flight to the Redelivery Location. Lessee will also weigh the Aircraft.
          Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data. Lessee shall also perform during such check, to the extent it is able, any other work reasonably required by Lessor (and not otherwise required under this Agreement) so long as such work does not prevent Lessee from returning the Aircraft on the Expiry Date, and Lessor shall reimburse Lessee for such work at Lessee's preferred customer rates.

     (b) Lessee shall perform (or have performed by an Agreed Maintenance Performer) an internal and external corrosion inspection in accordance with the manufacturer's corrosion prevention and control program ("CPCP") specified for the model type and correct any discrepancies in accordance with the recommendations of the manufacturer and the manufacturer's structural repair manual ("SRM"). In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by manufacturer.

     (c) If Lessee performed any structural inspections or tasks on a sampling basis but did not perform such inspections on the Aircraft, such work shall also be performed on the Aircraft.

     (d) Lessee shall perform a videotape borescope inspection of the low pressure and high pressure compressors and the turbine area of the Engines. All items beyond the applicable Engine manufacturer's maintenance manual limits will be rectified at Lessee's sole cost and expense. No Engine win be "on watch" for any reason requiring special or out of sequence inspection.

     (e) In accordance with the applicable maintenance manual, Lessee shall perform a maximum power assurance run and condition, acceleration and bleed valve scheduling checks on the Engines. Lessee will record and evaluate the Engine performance, with Lessor and/or its representative entitled to be present. The performance and all operating parameters of each Engine will be within the limits specified in the Engine manufacturer's maintenance manual.

     (f) Lessee shall have removed and blended all external and interior markings.

     (g) If the Engine historical and technical records and the condition trend monitoring data of any Engine or the APU indicate an abnormal acceleration in the rate of deterioration in the performance of such Engine or APU, Lessee shall correct such conditions causing the accelerated rate of deterioration.

12.3 FINAL INSPECTION

     (a) During the 15 days prior to redelivery of the Aircraft, the Lessee will make the Aircraft available to the Lessor and the Lender for inspection ("FINAL INSPECTION") in order to verify that the condition of the Aircraft complies with this Agreement. The Final Inspection will be long enough to permit the Lessor and the Lender to inspect, at their own cost, the Aircraft Documents, the Aircraft and uninstalled Parts and the Engines. The Lessor and the Lender shall attend and conduct the Final Inspection diligently and, without limiting their right to conduct the full Final Inspection permitted by this Agreement, will cooperate with the Lessee in order to complete the Final Inspection as soon as reasonably practical.

     (b) The Lessor and the Lender shall also be entitled, as part of the Final Inspection, to require the Lessee to perform an acceptance flight of up to three hours at the Lessee's cost (with the Lessor's and the Lender's representatives as on-board observers) and such further acceptance flights as may be necessary in the event that the first or subsequent flights do not confirm that the Aircraft complies with the requirements of this Agreement.

     (c) At the request of Lessor, Lessee shall perform "bridging" maintenance procedures for the purpose of standardizing the Aircraft to the maintenance program of any subsequent operator of the Aircraft; provided, however, that Lessor shall pay to Lessee the Actual Cost of all "bridging" procedures that are in excess of or not in lieu of the "C" Check to be performed pursuant to Clause
          12.2 and Schedule 3.

12.4 NON-COMPLIANCE

     To the extent that, at the time of Final Inspection, the condition of the Aircraft does not comply with this Agreement, the Lessee shall at the option of the Lessor and the Lender:

     (a) immediately rectify-the non-compliance and, to the extent the non-compliance extends beyond the Expiry Date, the Term will be automatically extended until the non-compliance has been rectified; or

     (b) redeliver the Aircraft to the Lessor and indemnify the Lessor, and provide security reasonably acceptable to the Lessor and the Lender for that indemnity, against the cost of putting the Aircraft into the condition required by this Agreement.

     During any extension of the Term pursuant to sub-clause (a), this Agreement will remain in full force and effect, including the obligation to pay Basic Rent (which Lessee shall pay on a PER DIEM basis weekly in advance); provided, however, that Lessee shall not operate, or permit others to operate, the Aircraft after the Expiry Date except for acceptance flights pursuant to Clause 12.2 and a ferry flight to the Redelivery Location.

12.5 EXPORT DOCUMENTATION

     Upon redelivery and upon request by the Lessor, the Lessee shall (a) provide to the Lessor all documents necessary to export the Aircraft from the State of Registration (including a valid and subsisting export licence for the Aircraft), and (b) provide any documents requested by the Lessor in connection with, and otherwise cooperate with, the deregistration of the Aircraft by the Aviation Authority, including causing the Aviation Authority to issue an Export Certificate of Airworthiness to a country specified by the Lessor.

12.6 ACKNOWLEDGMENT

     Provided the Lessee has complied with its obligations under this Agreement, following redelivery of the Aircraft by the Lessee to the Lessor at the Redelivery Location, the Lessor will deliver to the Lessee an acknowledgment confirming that the Lessor is satisfied that the Aircraft is in the condition required by this Agreement and has been redelivered to the Lessor in accordance with this Agreement.

12.7 MAINTENANCE PROGRAM

     (a) During the 20 day period preceding the scheduled Expiry Date and upon the Lessor's request, the Lessee will provide the Lessor or its agent reasonable access to the Agreed Maintenance Program and the Aircraft Documents in order to facilitate the Aircraft's integration into any subsequent operator's fleet. The Lessor agrees that it will not disclose the contents of the Agreed Maintenance Program to any person or entity except to the extent necessary to monitor the Lessee's compliance with this Agreement and/or to bridge the maintenance program for the Aircraft from the Agreed Maintenance Program to another program after the Expiry Date.

     (b) Concurrent with providing the Aircraft Documents for Lessor's review, Lessee shall provide to Lessor a written summary of all sampling programs involving or affecting the Aircraft.

12.8 STORAGE

     If the Lessor so requests, and subject to the availability of the requisite space, the Lessee shall park and store the Aircraft at a secure storage area, which may be at the Redelivery Location or at any other suitable facility of the Lessee selected by the Lessee, wherever located (the "STORAGE LOCATION"), on behalf of the Lessor for a period not exceeding 30 days from the Expiry Date. During that period the Aircraft shall be at the Lessee's risk (save as to any loss or damage caused by the Lessor's wilful misconduct or gross negligence), and the Lessee shall maintain and store the Aircraft in accordance with the respective manufacturer's maintenance planning document and shall insure the Aircraft in accordance with a "ground risk only" policy usual and customary in the worldwide aviation insurance marketplace. All storage, maintenance and insurance costs shall be borne by the Lessee. If the Lessor so requests, and subject to the availability of the requisite space, the Lessee shall continue to park and store the Aircraft at the Storage Location on behalf of the Lessor for a further period not exceeding 60 days. During that further period the Aircraft shall be at the Lessor's risk (save as to any loss or damage caused by the Lessee's wilful misconduct or gross negligence), but the Lessee shall continue to maintain, store and insure the Aircraft in accordance with this Clause 12.8. All reasonable storage, maintenance and insurance costs incurred by the Lessee (excluding any profit element accruing to the Lessee) during such further period shall be reimbursed by the Lessor promptly upon presentation of supporting invoices and/or receipts.

13.  DEFAULT

13.1 EVENTS

     Each of the following events will constitute an Event of Default and a repudiation of this Agreement by the Lessee:

     (a) NON-PAYMENT: the Lessee fails to pay any amount payable by it under this Agreement within 3 Business Days of the due date for payment; or

     (b) INSURANCE: the Lessee fails to comply with any provision of clause 9 or any insurance required to be maintained under this Agreement is canceled or terminated; or

     (c) BREACH: the Lessee fails to comply with any other provision of this Agreement and, if such failure is, in the reasonable opinion of the Lessor, capable of remedy, the failure continues for 30 days after notice from the Lessor to the Lessee, PROVIDED HOWEVER that, if such failure cannot reasonably be remedied within such 30 day period and the Lessee is diligently undertaking all necessary remedial action, the 30 day period shall be extended for a further 15 days; or

     (d) REPRESENTATION: any representation or warranty made (or deemed to be repeated) by the Lessee in this Agreement or in any document or certificate furnished to the Lessor pursuant to or in connection with this Agreement is or proves to have been incorrect in any material respect when made or deemed to be repeated and the Lessee's ability to comply with its obligations under this Agreement, and/or the Lessor's rights, title and interest to and in the Aircraft and/or under this Agreement, are thereby materially and adversely affected; or

     (e)  CROSS DEFAULT:

          (i) any Financial Indebtedness of the Lessee or any of its Affiliates that exceeds $500,000 is not paid when due and any applicable grace period shall have expired;

          (ii)  the security for any such Financial Indebtedness is enforced; or

          (iii) any lease, conditional sale, installment sale or forward purchase agreement of the Lessee or any of its Affiliates in respect of an aircraft is terminated as a consequence of an event of default or termination event (however described);

          provided always, in any such case, it shall not constitute an Event of Default under this Agreement:

          (1) if the relevant Financial Indebtedness constitutes non-recourse borrowing or financing; or

          (2) if the non-payment, acceleration, termination or event in question is being contested by the Lessee in good faith and on reasonable grounds and any declaration of default, termination of agreement or enforcement of security has been stayed by a court of competent jurisdiction; or

          (3) if the non-payment, acceleration, termination or event in question is being discussed by the Lessee with its creditors in good faith and on reasonable grounds and there has been no declaration of default, termination of agreement or enforcement of security;

     (f) APPROVALS: any consent, authorization, licence, certificate or approval of or registration with or declaration to any Government Entity in connection with this Agreement, including:

          (i) any authorization required by the Lessee of, or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement or the performance by the Lessee of its obligations under this Agreement; or

          (ii) any airline licence, air transport licence, franchise, concession, permit, certificate, right or privilege required by the Lessee for the conduct of its business,

          is modified, withheld, revoked, suspended, canceled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force and is not reissued, reinstated or renewed within 30 DAYS, PROVIDED HOWEVER that any such modification, withholding, revocation, suspension, cancellation, withdrawal, termination or non-renewal shall only constitute an Event of Default if it has a material adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's rights, title and interest to and in the Aircraft or under this Agreement; or

     (g) INSOLVENCY:

         (i) the Lessee or any of its Affiliates is, or is deemed for the purposes of any relevant law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

         (ii) the Lessee or any of its Affiliates suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or

     (h) BANKRUPTCY AND SIMILAR PROCEEDINGS

         (i) Lessee shall consent to the appointment of a receiver, trustee or liquidator for itself or for a substantial part of its property; or

         (ii) Lessee shall admit in writing its inability to pay its debts generally as they become due, or Lessee shall make a general assignment for the benefit of creditors; or

         (iii) Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under the 11 U.S.C. Sections 101 ET SEQ. or under any other laws dealing with bankruptcy, insolvency, moratorium or creditors' rights generally (any or all of which are hereinafter referred to as "BANKRUPTCY LAWS"), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee shall by voluntary petition, answer or consent to or seek relief under the provisions of any Bankruptcy Laws; or

         (iv) any order, judgment or decree is entered by a court of competent jurisdiction appointing a receiver, trustee or liquidator of Lessee or a substantial part of its property, or ordering a substantial part of Lessee's property is to be sequestered, and instituted or done with the consent of Lessee or, if instituted by another person, the order, judgment or decree is not dismissed, remedied or relinquished within 60 days; or

         (v) a petition against Lessee in a proceeding under any Bankruptcy Laws shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any Bankruptcy Laws that may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property; or

         (vi) any step (including petition, proposal or convening a meeting) is taken with a view to a composition, assignment or arrangement with any creditors of, or the reorganization, rehabilitation, administration, liquidation, or dissolution of, the

                Lessee or any of its Affiliates or any other insolvency proceedings involving the Lessee or any of its Affiliates; or

     (i) OTHER JURISDICTION: there occurs in relation to the Lessee or any of its Affiliates any event anywhere which, in the reasonable opinion of the Lessor, corresponds with any of those mentioned in Clause 13.1(h); or

     (j) UNLAWFUL: it becomes unlawful for the Lessee to perform any of its material obligations under this Agreement or this Agreement becomes wholly or partly invalid or unenforceable, provided that any such partial invalidity or unenforceability shall only constitute an Event of Default if it has a material adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's rights, title and interest in and to the Aircraft or under this Agreement; or

     (k) SUSPENSION OF BUSINESS: the Lessee or any of its Affiliates suspends or ceases to carry on all or a substantial part of its business; or

     (l) DISPOSAL: the Lessee or any of its Affiliates disposes or threatens to dispose of all or a material part of its assets, whether by one or a series of transactions, related or not, other than pursuant to a merger or consolidation as referred to in, and subject to, Clause 8.8(b) or for the purpose of any other reorganization or amalgamation the terms of which have received the previous consent in writing of the Lessor; or

     (m) RIGHTS: the existence, validity, enforceability or priority of the rights of the Lessor as owner and lessor in-respect of the Aircraft or the rights of the Lender as mortgagee of the Aircraft and assignee of this Agreement are challenged by the Lessee or any other person claiming by or through the Lessee; or

     (n) CHANGE OF OWNERSHIP: any single person or group of persons acquire control, directly or indirectly, of the Lessee without the previous consent in writing of the Lessor (which consent shall not be withheld unless the Lessor is of the reasonable opinion that such acquisition of control will have a materially adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's rights, title and interest in and to the Aircraft or under this Agreement), not including
          (i) persons that are currently in control of Lessee, (ii) spouses of such persons, (iii) any lineal ancestor or descendant of such persons, (iii) any spouse of any person covered by clause
          (iii), or (v) a partnership or trust set up for the benefit of persons identified in clauses (i) through (iv); or

     (o) DELIVERY: the Lessee fails to accept delivery of the Aircraft when validly tendered pursuant to this Agreement by the Lessor (provided that the Lessor shall have satisfied the conditions precedent set out in Clause 3.4); or

     (p) ADVERSE CHANGE: any event or series of events occurs which, in the reasonable opinion of the Lessor, could be expected to have a material adverse effect on the financial condition or operations of the Lessee and its Affiliates or on the ability of the Lessee to comply with its obligations under this Agreement; or

     (q) LETTER OF CREDIT: if the Lessee has elected to deliver the Letter of Credit in lieu of the Security Deposit pursuant to Clause 5.1(b), the Letter of Credit ceases for any reason to be in full force and effect or is not renewed or replaced before its expiration in accordance with Clause 5.1(b) and the Lessee does not immediately provide the Lessor with cash in an amount equal to the Security Deposit.

13.2 RIGHTS

     If an Event of Default occurs, and for as long as it shall continue, the Lessor may at its option (and without prejudice to any of its other rights under this Agreement), at any time thereafter:

     (a) treat such event as a repudiation by the Lessee of its obligations under this Agreement and by notice to the Lessee with immediate effect terminate the leasing of the Aircraft (but without prejudice to the continuing obligations of the Lessee under this Agreement), whereupon all rights of the Lessee under this Agreement shall cease; and/or

     (b) proceed by appropriate court action or actions to enforce performance of this Agreement or to recover damages for the breach of this Agreement; and/or

     (c)  either:

          (i) take possession of the Aircraft, for which purpose the Lessor may enter any premises belonging to, occupied by or under the control of the Lessee (for which purpose the Lessee hereby grants to the Lessor an irrevocable licence to the extent permitted by applicable law) where the Aircraft may be located, or cause the Aircraft to be redelivered to the Lessor at the Redelivery Location (or such other location as the Lessor may require), and the Lessor is hereby irrevocably authorized and empowered, to the extent permitted by applicable law, to direct pilots of the Lessee or other pilots to fly the Aircraft to that airport and will have all the powers and authorizations necessary for taking such action; or

          (ii) by serving notice, require the Lessee to redeliver the Aircraft to the Lessor at the Redelivery Location (or such other location as the Lessor may require).

13.3 EXPORT

     If an Event of Default occurs, and for as long as it shall continue, the Lessor may sell or otherwise deal with the Aircraft as if this Agreement had never been made and the Lessee will, at the request of the Lessor, take all steps necessary to export the Aircraft from the country where the Aircraft is for the time being situated and any other steps necessary to enable the Aircraft to be redelivered to the Lessor in accordance with this Agreement. The Lessee hereby irrevocably and by way of security for its obligations under this Agreement authorizes and empowers the Lessor as its attorney to execute and deliver any documentation and to do any act or thing required in connection with the foregoing.

13.4 DEFAULT PAYMENTS

     If a Default occurs, the Lessee will indemnify the Lessor on demand against any loss, damage, expense, cost or liability which the Lessor may sustain or incur directly or indirectly as a result, including:

     (a) any loss of profit (calculated on an after-tax basis) suffered by the Lessor because of the Lessor's inability to place the Aircraft on lease with another Lessee on terms as favorable to the Lessor as this Agreement or because whatever use, if any, to which the Lessor is able to put the Aircraft upon its return to the Lessor, is not as profitable (calculated on an after-tax basis) to the Lessor as this Agreement would have been but for such Default or non-delivery;

     (b) in the event that the Aircraft is sold as a consequence of the Lessor's inability to enter into a satisfactory lease within a reasonable period, the amount (if any) by which (i) the aggregate of (1) the net sale proceeds (calculated by deducting the costs of sale together with the cost of preparing the Aircraft for sale and the repayment of any outstanding indebtedness in relation to the financing of the Aircraft) plus
          (2) the present value of the anticipated after-tax net income to be derived from such net sale proceeds up to the scheduled Expiry Date, discounted on a monthly basis using 9.5% PER ANNUM as the discount rate, are less than (ii) the aggregate of (1) the anticipated net sale proceeds (computed on the same basis as the net sale proceeds referred to in (i)(1) above), assuming that the Aircraft would have been sold as soon as reasonably practicable following the scheduled Expiry Date plus (2) the present value of the income that would have been derived from the future Basic Rent payable until the scheduled Expiry Date, discounted on a monthly basis using 9.5% PER ANNUM as the discount rate;

     (c) any amount of principal, interest, fees or other sums whatsoever paid or payable on account of funds borrowed in order to carry any amount unpaid by the Lessee;

     (d) any loss, premium, penalty or expense that may be incurred in repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole or in part to the Lessor's financing of the Aircraft; and

     (e) any loss, cost, expense or liability sustained or incurred by the Lessor owing to the Lessee's failure to redeliver the Aircraft on the date, at the place and in the condition required by this Agreement.

     For the avoidance of doubt, the provisions of Clause 5.8(a) will apply to any sums payable by the Lessee pursuant to this Clause 13.4.

14.  ASSIGNMENT AND TRANSFER

14.1 NO ASSIGNMENT BY LESSEE

     The Lessee will not assign or create or permit to exist any Security Interest over any of its rights under this Agreement.

14.2 LESSOR ASSIGNMENT

     The Lessor may sell, assign or transfer all or any of its rights under this Agreement and in the Aircraft (a "TRANSFER") and the Lessor will, other than in the case of an assignment for security purposes, have no further obligation under this Agreement following a Transfer but, notwithstanding any Transfer, will remain entitled to the benefit of each indemnity under this Agreement.

     (a) In connection with any Transfer, the following conditions shall apply:

          (i) Lessor shall give Lessee written notice of such Transfer at least 10 Business Days before the date of such Transfer, specifying the name and address of the proposed purchaser, assignee or transferee (the "Transferee");

          (ii) the Transferee will be a person reasonably experienced in aircraft leasing (or the Transferee's rights and powers under this Agreement shall be exercised on its behalf pursuant to an appropriate management agreement by a person having such experience);

          (iii) the Transfer will not adversely affect the Lessee's rights and interests in the Aircraft and/or this Agreement, nor subject the Lessee to any Tax or Claim or any other obligation or liability to which it would not have been subject had such assignment or transfer not taken place.

          (iv) the Transferee will be a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Law and have full corporate power and authority to enter into and perform the transactions contemplated by this Agreement on the part of "Lessor";

          (v) on the Transfer date the Lessor and the Transferee shall enter into an agreement or agreements in which the Transferee confirms that it shall be deemed a party to this Agreement and agrees to be bound by all the terms of, and to undertake all of the obligations of, the Lessor contained in this Agreement;

          (vi) such Transfer shall not violate any applicable law including the Federal Aviation Law, the Federal Aviation Regulations and the Securities Act of 1933, as amended; and

          (vii) the Transferee shall provide to Lessee an opinion of its regular independent counsel as to the matters set forth in sub-clause (iv), as to the legality, validity, binding effect and enforceability of the agreement or agreements between Lessor and Transferee referred to in sub-clause (v) and as to such other matters as were contained in the opinion of Lessor's counsel delivered on the Delivery Date.

     (b) Upon any Transfer, the Transferee shall be deemed Lessor for all purposes of this Agreement, each reference in this Agreement to the "Lessor" shall thereafter be deemed for all purposes to refer to the Transferee, and the transferor shall be relieved of all obligations of the "Lessor" under this Agreement arising after the time of such Transfer except to the extent attributable to acts or events occurring prior to the time of such Transfer.

     (c) Upon compliance by Lessor and a Transferee with the terms and conditions of Clause 14.2(a), Lessee shall at the time of Transfer, at the specific written request of Lessor and with Lessor paying all of Lessee's out-of-pocket costs and expenses:

          (i) execute and deliver to Lessor and to such Transferee an agreement, in form and substance satisfactory to Lessor, Lessee and such Transferee, dated the date of such transfer, consenting to such transfer, agreeing to pay all or such portion of the Basic Rent and other payments under Us Agreement to such Transferee or its designee as such Transferee shall direct, and agreeing that such Transferee shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement as though such Transferee was the original "Lessor";

          (ii) execute and deliver to Lessor or such Transferee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the interests of such Transferee in the Aircraft and this Agreement;

          (iii) deliver to Lessor and to such Transferee a certificate, signed by a duly authorized officer or Lessee, dated the date of such transfer, to the effect that no Event of

                Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

          (iv) cause to be delivered to Lessor and such Transferee certificates of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of
                Schedule 4, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement and listing the Lessor and Transferee as additional insureds and the Transferee as sole loss payee (subject to other direction by the Lender);

          (v) deliver to Lessor and to such Transferee an opinion of Lessee's counsel (which may be Lessee's General Counsel), addressed to Lessor and such Transferee to the effect that the agreement referred to in sub-clause (i) has been duly authorized and executed by Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms (subject to customary exceptions), and to the effect that such Transferee may rely on the opinion delivered by such counsel or its predecessor counsel in connection with this Agreement on the Delivery Date with the same force and effect as if such Transferee was an original addressee of such opinion when given;

         (vi) deliver to Lessor and such Transferee information on the location of the Airframe and Engines at all times requested by Lessor in order to permit the Transfer to take place at a time and on a date so as to eliminate or minimize any Taxes applicable to the Transfer; and

         (vii) such other documents as Lessor or such Transferee may reasonable request, so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely effect Lessee.

14.3 GRANTS OF SECURITY INTERESTS

     The Lessor shall be entitled at any time after Delivery to grant a security interest in the Aircraft or its right, title and interest in this Agreement (each, an "ADDITIONAL MORTGAGE") in favor of any person (each, an "ADDITIONAL MORTGAGEE"). Any Additional Mortgage may be a successor mortgage to the Security Interest granted to the Lender, or may be in addition to the Lender's Security Interest and previous Additional Mortgages and with a priority senior, equal or subordinate to the Lender's Security Interest and previous Additional Mortgages as the Lender and previous Additional Mortgagees may permit. In the case of any such grant by Lessor of an Additional Mortgage to an Additional Mortgagee in all or any portion of Lessor's rights, title and interest in and to the Aircraft and this Agreement, Lessee shall promptly, at the specific written request of Lessor and with Lessor paying all of Lessee's out-of-pocket costs and expenses:

     (a) execute and delivery to Lessor and to such Additional Mortgagee an agreement, in form and substance satisfactory to Lessor, such Additional Mortgagee and Lessee, dated the date of the grant of such Additional Mortgage, (i) consenting to such Additional Mortgage and to any assignment of Lessor's rights, title and interest in and to this Agreement to such Additional Mortgagee for security purposes, (ii) if requested by Lessor and consented to by the previous payee, agreeing that Lessee will pay the Basic Rent and other payments under this Agreement to such Additional Mortgagee, and (iii) agreeing that such Additional Mortgagee shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement Documents as though such Additional Mortgagee was originally the "Lessor" or "Lender";

     (b) execute and deliver to Lessor and such Additional Mortgagee such agreements as the Lessor may reasonably require for the purposes of effecting all necessary amendments to this Agreement (including Clauses 8, 9 and 10 and Schedule 4);

     (c) execute and deliver to Lessor or such Additional Mortgagee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the assignment of Lessor's interests to such Additional Mortgagee;

     (d) deliver to Lessor and such Additional Mortgagee a certificate, signed by a duly authorized officer of Lessee, dated the date of the grant of the Additional Mortgage, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

     (e) cause to be delivered to Lessor and such Additional Mortgagee certificates of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of Schedule 4, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement, adding such Additional Mortgagee as an additional insured and, if requested by Lessor and consented to by the previous loss payee, listing such Additional Mortgagee as sole loss payee;

     (f) deliver to Lessor and such Additional Mortgagee an opinion of Lessee's counsel (which may be Lessee's General Counsel), addressed to Lessor and such Additional Mortgagee (i) to the effect that the agreements referred to in sub-clauses (a) and (b) have been duly authorized and executed by Lessee and constitute the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their terms (subject to customary exceptions), and (ii) to the effect that such Additional Mortgagee may rely on the opinion delivered by such counsel or its predecessor counsel in connection with this Agreement on the Delivery Date with the same force and effect as if such Additional Mortgagee was an original addressee of such opinion when given; and

     (g) such other documents as Lessor or such Additional Mortgagee may reasonably request so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely affect Lessee.

14.4 SALE AND LEASEBACK BY LESSOR

     In addition to the Transfers and grants of security interests permitted by Clauses 14.2 and 14.3, Lessor shall be entitled to transfer its right, title and interests in and to the Aircraft to any person and lease the Aircraft from such person (a "HEAD LESSOR"), and in such event Lessor shall retain its rights and obligations as the "Lessor" under this Agreement. In the event of such a sale and lease-back by Lessor,
     (a) the Head Lessor shall meet the requirements for a "Transferee" as defined in Clause 14.2(a)(ii) above, (b) the Lessor shall be entitled to assign its rights in this Agreement to such Head Lessor as security for its obligations under the head lease, (c) the Head Lessor shall be entitled to grant to one or more purchase money lenders, or to an indenture trustee on behalf of such lenders, an Additional Mortgage covering the Aircraft and this Agreement, (d) Lessee shall execute and deliver to Lessor, such Head Lessor, such Additional Mortgagee and any trustees on their behalf, as appropriate, the documents specified in Clauses 14.2(c)(i) through (vii) and Clauses 14.3(a) through (g) above, and Lessee shall cooperate with Lessor to make such other changes to this Lease, such as including such Head Lessor, such Additional Mortgagee and the trustees on their behalf as additional insureds and "Indemnitees", as Lessor may reasonably request so long as such changes do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely affect Lessee and with Lessor paying all of Lessee's out-of costs and expenses.

14.5 FURTHER ACKNOWLEDGMENTS

     Lessee further acknowledges that any Transferee or Additional Mortgagee shall in turn have the rights of, and be subject to the conditions to, transfer and grants of security interests set forth above in this Clause 14.

14.6 CERTAIN PROTECTIONS FOR LESSEE'S BENEFIT

     The rights of Lessee under this Agreement shall be superior to the rights of any Additional Mortgagee or Head Lessor, and the Lessor shall require each Additional Mortgagee and Head Lessor to agree in writing with the Lessee that such Additional Mortgagee's and Head Lessor's rights in and to the Aircraft shall be subject to the terms of this Agreement, including to the Lessee's rights to the quiet use, possession and enjoyment provisions contained in this Agreement. Except as expressly set forth in this Agreement, no Additional Mortgage or Head Lease shall increase the responsibilities, obligations or liabilities of the Lessee or deprive the Lessee of any of its rights or privileges under this Agreement. The Lessor's obligations to perform the terms and conditions of this Lease shall remain in full force and effect notwithstanding the creation of any Additional Mortgage or Head Lease.

     Lessor shall not create any Additional Mortgage or enter into any Head Lease that violates the terms of this Clause 14.6.

15.  MISCELLANEOUS

15.1 WAIVERS, REMEDIES CUMULATIVE

     The rights of either party under this Agreement:

     (a)  may be exercised as often as necessary;

     (b) are cumulative and not exclusive of that party's rights under any law; and

     (c)  may be waived only in writing and specifically.

     Delay in exercising or non-exercise of any such right is not a waiver of that right.

15.2 DELEGATION

     The Lessor or the Lender may delegate to any person or persons all or any of the trusts, powers or discretions vested in it by this Agreement and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Lessor or the Lender, respectively, in its absolute discretion thinks fit.

15.3 APPROPRIATION

     If any sum paid or recovered in respect of the liabilities of the Lessee under this Agreement is less than the amount then due, the Lessor may apply that sum to amounts due under this Agreement in such proportions and order and generally in such manner as the Lessor may determine.

15.4 CURRENCY INDEMNITY

     (a) If the Lessor receives an amount in respect of the Lessee's liability under this Agreement or if such liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "CONTRACTUAL CURRENCY") in which the amount is expressed to be payable under this Agreement:

          (i) the Lessee will indemnify the Lessor, as an independent obligation, against any loss arising out of or as a result of such conversion;

          (ii) if the amount received by the Lessor, when converted into the contractual currency (at the market rate at which the Lessor is able on the relevant date to purchase the contractual currency in New York City with that other currency) is less than the amount owed in the contractual currency, the Lessee will, forthwith on demand, pay to the Lessor an amount in the contractual currency equal to the deficit; and

         (iii) the Lessee will pay to the Lessor on demand any exchange costs and Taxes payable in connection with the conversion.

     (b) The Lessee waives, to the extent permitted by applicable law, any right it may have in any jurisdiction to pay any amount under this Agreement in a currency other than that in. which it is expressed to be payable.

15.5 PAYMENT BY THE LESSOR

     The Lessor will not be obliged to pay any amounts to the Lessee under this Agreement so long as any sums which are then due from the Lessee under this Agreement remain unpaid and any such amounts which would otherwise be due will fall due only if and when the Lessee has paid all such sums.

15.6 SEVERABILITY

     If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

     (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

     (b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.

15.7 REMEDY

     If the Lessee fails to comply with any provision of this Agreement, the Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of the Lessor to treat the non-compliance as a Default, effect compliance on behalf of the Lessee, whereupon the Lessee shall become liable to pay immediately any sums expended by the Lessor together with all costs and expenses (including reasonable legal costs) necessarily incurred in connection therewith.

15.8 EXPENSES

     (a) The Lessor and the Lessee shall each bear their respective expenses (including legal, professional and out-of-pocket expenses) incurred or payable in connection with the

     (c)  Service Bulletins complied with during Month:




4.   AIRCRAFT DAMAGE OR ENGINE CHANGES:

     Details of any repairs carried out to the Aircraft beyond SRM limits and Engine changes, giving reasons for repair or change:




5.   UPCOMING MAINTENANCE CHECKS

     (a) Maintenance Checks (C segment and above) scheduled or expected to be performed on the Airframe during the next 12 months:




     (b) Scheduled shop visits or heavy maintenance visits scheduled or expected to be performed on the Engines during the next 12 months:




     (c) Overhauls, or replacements scheduled or expected to be performed on the APU or Landing Gear during the next 12 months:






Date: ___________________,_____               CERTIFIED FOR AND ON BEHALF OF
                                              ALOHA AIRLINES, INC.



                                              By: __________________________
                                              Name:
                                              Title:

                     CERTIFICATE OF ACCEPTANCE 802

     This Certificate of Acceptance 802 is delivered on the date set forth in paragraph 1 below by Aloha Airlines, Inc. (the "LESSEE") to ACG Acquisition VIII LLC (the "LESSOR") pursuant to Lease Agreement 802, dated January 15, 1997, between the Lessor and the Lessee (the "AGREEMENT"). Capitalized terms used but not defined in this Certificate of Acceptance 802 shall have the meaning given to such terms in the Agreement.

1.   DETAILS OF ACCEPTANCE

     The Lessee hereby confirms to the Lessor that the Lessee has at 8:40 a.m. H.S.T. on this 15th day of January, 1997, over International Water, accepted the following, in accordance with the provisions of the Agreement and the Annex:

     (a) Airframe: Boeing 737-2S5C airframe, Manufacturer's Serial No. 22148 and FAA Registration No. N802AL;

     (b)  Engines: two Pratt & Whitney JT8D-9A Engines, bearing
          Manufacturer's Serial Nos. P656093B and P665630B, each having 750 or more rated take-off horsepower;

     (c) All Parts installed on, attached to or appurtenant to the Airframe and Engines; and

     (d)  Aircraft Documents as specified in Schedule I - Part 2 of the
          Agreement.

2.   LESSEE'S CONFIRMATION   the Lessee confirms to the Lessor that as at the
     time indicated above, being the time of Delivery:

     (a)  the Lessee's representations and warranties contained in Clauses
          2.1 and 2.2 of the Agreement are hereby repeated;

     (b)  the Aircraft is insured as required by the Agreement; and

     (c) the Lessee confirms that there have been affixed to the Aircraft and the Engines the fireproof notices required by the Agreement.

3.   LESSOR'S CONFIRMATION   the Lessor confirms to the Lessee that, as at the
     time indicated above, being the time of Delivery, the Lessor's representations and warranties contained in Clause 2.4 of the Agreement are hereby repeated.

     IN WITNESS WHEREOF Lessor and Lessee have executed this Certificate of Acceptance 802 on the date shown at the beginning of this Agreement.

                                 SIGNED ON behalf of
                                 ACG ACQUISITION VIII LLC



                                 By: /s/ R. Stephen Hannahs
                                     --------------------------
                                 Name:   R. Stephen Hannahs
                                 Title:  Manager



                                 SIGNED ON behalf of
                                 ALOHA AIRLINES, INC.



                                 By: /s/ Brenda F. Cutwright
                                     --------------------------
                                 Name:   Brenda F. Cutwright
                                 Title:  Sr. Vice President Finance &
                                         Planning and CFO



                                 By: /s/ Owen Sekimura
                                     --------------------------
                                 Name:   Owen Sekimura
                                 Title:  Staff Vice President - Finance
                                         & Controller

                      COLLATERAL ASSIGNMENT OF LEASE
                                 (N802AL)

     THIS COLLATERAL ASSIGNMENT OF LEASE (hereinafter referred to as the "Agreement"), dated as of January 15, 1997 by and between ACG ACQUISITION VIII, LLC, a Delaware limited liability company ("Lessor"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"),

                          W I T N E S S E T H :

     WHEREAS, there is in effect a certain Aircraft Lease Agreement dated as of January 15, 1997 between Lessor and Aloha Airlines, Inc., an Hawaiian corporation ("Lessee"), which will be filed for recording with the Federal Aviation together herewith (the "Lease"), pursuant to which Lessor has leased to Lessee, among other things, one Boeing 737-200 Advanced Aircraft and two Pratt & Whitney model JT8D-9A jet aircraft engines installed thereon, as more particularly described in EXHIBIT A attached hereto (the "Flight Equipment"); and

     WHEREAS, Lessor has obtained or will obtain financing from Lender in order to finance the acquisition by Lessor of the Flight Equipment; and

     WHEREAS, in order to secure the performance by Lessor of its obligations under that certain Secured Loan Agreement dated as of September 26, 1996 between Lessor, as borrower, and Lender, as lender (the "Loan Agreement") as the same may hereafter be amended, restated or otherwise modified, and the other Loan Documents (as defined in the Loan Agreement), Lessor has agreed to, among other things, assign to Lender all of Lessor's right, title and interest (but none of its obligations) in and to the Lease, including, but not limited to, all amounts payable by Lessee to Lessor under the Lease,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lender hereby agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

     1.1 DEFINITIONS. In this Agreement terms and expressions defined in the foregoing recitals shall have effect as therein defined, and the following terms and expressions shall have the meanings ascribed to such terms below.

     "AIRCRAFT" shall mean, collectively, the Airframe and the Engines.

     "AIRFRAME" shall mean the airframe described in EXHIBIT A hereto, any and all equipment furnished by Lessee and incorporated therein in accordance with the terms of the Lease, and any and all parts (except Engines) relating thereto.

     "ASSIGNED PROPERTY" shall mean, collectively, the Lease and the Earnings.

     "BUSINESS DAY" shall mean a day on which national banks are open for business in Phoenix, Arizona.

     "AGREEMENT" SHALL mean this agreement as from time to time amended and supplemented in accordance with the terms hereof.

     "CLOSING DATE" shall mean the date on which the Lessor acquires title to the Aircraft.

     "DEFAULT" shall mean an event which, with the passage of time, or giving of notice, or both, would constitute an Event of Default.

     "EARNINGS" shall mean all moneys whatsoever from time to time due or payable to Lessor arising out of the use or operation of the Aircraft including (but without limiting the generality of the foregoing) all rental payments, insurance proceeds, security deposits, maintenance reserves and other monies due to Lessor under the Lease or any other document relating thereto, including compensation payable to Lessor in the event the Aircraft is requisitioned for hire, damages for breach of any contract for the employment of the Aircraft or any documents relating thereto, any amounts payable in consideration of the termination or variation of any lease or charter or other such contract and any other earnings whatsoever due or to become due to Lessor and any proceeds of the foregoing, but excluding in all cases Excluded Amounts.

     "ENGINES" shall mean, collectively, each of the engines (having 750 or more rated take off horsepower or the equivalent thereof) described in EXHIBIT A attached hereto and installed on the Airframe at the time the Airframe was delivered to Lessee pursuant to the Original Lease, whether or not from time to time hereafter installed on the Airframe or installed on other aircraft, (ii) any Replacement Engine, and (ii) any and all parts, accessories and accessions to any of the foregoing.

     "EVENT OF DEFAULT" shall mean the occurrence of any of the events which are listed in the Loan Agreement or any of the other Loan Documents and which are referred to therein as constituting an "Event of Default."

     "EVENT OF LOSS" shall mean, with respect to any item of the Flight Equipment or any part thereof (a) the actual, constructive, compromised, arranged or agreed total loss thereof; (b) the destruction or damage beyond repair of such Flight Equipment or part thereof, or such Flight Equipment or part thereof being rendered or becoming permanently unfit for normal use for any reason whatever; (c) the requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire of such Flight Equipment or part thereof (other than a requisition for hire for a temporary period not exceeding one hundred and eighty (180) days) by or under the order of any Government (whether civil, military or DE FACTO) or public or local authority; or (d) the high-jacking, theft or disappearance, resulting in loss of possession by Lessor or Lessee for a period of thirty (30) consecutive days or longer, of such Flight Equipment or part thereof

     "EXCLUDED AMOUNTS" SHALL mean (a) proceeds of public liability insurance in respect of the Flight Equipment payable as a result of insurance claims made, or losses suffered, by Lessor, any affiliate of Lessor or any director, officer, employee, representative or agent of Lessor or any such affiliate to the extent that such insurance claims made, or losses suffered, do not apply to Lender, as assignee of Lessor, or to the Flight Equipment, (b) proceeds of insurance which is maintained with respect to the Flight Equipment by Lessor or any such affiliate and which insurance is not required under the Loan Documents, (c) any interest paid or payable on any amounts described in clauses (a) or (b) of this definition, and (d) the proceeds from the enforcement of the payment of any amount described in clauses (a) through (c) of this definition.

     "FEDERAL AVIATION ACT" SHALL mean the Federal Aviation Act of 1958, as amended, and the rules and regulations promulgated thereunder, as in effect on the date of this Agreement, and as modified or amended hereafter or any successor or substituted legislation at the time in effect and applicable.

     "FAA" shall mean the Federal Aviation Administration provided for in the Department of Transportation Act of 1966, as in effect on the date of this Agreement and as modified or amended hereafter, or any successor or substituted governmental authority at the time having jurisdiction over the Flight Equipment.

     "GOVERNMENT" shall mean any governmental body, or a political subdivision thereof.

     "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

     "REPLACEMENT ENGINE" shall mean an engine on the Aircraft on the date of return of the Aircraft to Lessor pursuant to the Lease, or an engine replacing an Engine in the event of an Event of Loss with respect to such Engine, which engine shall be (a) the same model, or an improved model, as the Engine originally leased hereunder and (b) suitable for installation and use on the Airframe without materially impairing the value or utility of the Airframe and having a time to overhaul, time to next shop visit, time to hot section, modification status, value, condition and utility at least equal to the Engine it replaces (assuming the Engine so replaced had the time to overhaul, time to next shop visit, time to hot section, modification status, value, condition and utility required by the terms hereof immediately prior to being replaced) and which is free of all encumbrances other than Permitted Liens.

     "SECURED OBLIGATIONS" shall mean the obligations under and as defined in the Loan Agreement.

     "TAXES" shall mean all present and future taxes whatever, and value added levies, imposts, duties or charges of any nature wherever imposed, including, without limitation, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp or other tax imposed by any national or local taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon.

     1.2 TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All terms used herein which are defined in the Arizona Uniform Commercial Code (the "Code") shall have the meanings ascribed to such terms in the Code unless the context in which such terms are used herein indicates otherwise.

     1.3 TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Agreement which are defined in the Loan Agreement shall, unless otherwise defined herein, have the respective meanings ascribed to such terms in the Loan Agreement, the applicable provisions of which Loan Agreement are incorporated herein.

     2.   ASSIGNMENT.

     To secure the payment and performance by Lessor of the Secured Obligations, Lessor hereby assigns, transfers, conveys and sets over to Lender, and grants to Lender a security interest in (a) all of Lessor's right, title and interest in, to and under the Lease (but none of its obligations thereunder), including, without limitation, the right to collect all rental payments, income, proceeds (including, but not limited to, insurance proceeds), awards, revenues and other sums payable by Lessee to Lessor pursuant to the Lease, (b) all of Lessor's rights under section 1110 of the Bankruptcy Code of the United States or any subsequently enacted statutes of similar import, with respect to the Flight Equipment, (c) all right, title and interest of Lessor to collect, hold and apply all security deposits, maintenance reserves and similar amounts, as provided pursuant to the terms of the Lease, and (d) all rights of Lessor to enforce Lessor's rights and remedies under the Lease. Lender agrees that it shall not exercise any rights of Lender to enforce Lessor's rights and remedies under the Lease unless and until an Event of Default (as hereinafter defined) has occurred.

     3.   NOTICE OF ASSIGNMENT.

     On or prior to the Closing Date, Lessor shall have delivered to Lessee a Notice of Assignment of Lease in the form set out in EXHIBIT B attached hereto and made a part hereof, and Lessor and Lessee shall each have executed such Notice of

Assignment of Lease and returned same to Lender. In the event that the Aircraft is subject to any sublease by Lessee, Lessor shall, prior to such sublease becoming effective, have delivered to the sublessee under such sublease a Notice of Assignment of Lease in substantially the form set out in EXHIBIT B attached hereto and made a part hereof, and Lessor and such sublessee shall each have executed such Notice of Assignment of Lease and returned same to Lender.

     4.   APPLICATION OF EARNINGS.

     The Earnings shall be applied and credited in favor of Lessor in accordance with the repayment provisions of the Loan Agreement.

     5.   UNDERTAKINGS.

     Lessor hereby covenants and agrees with Lender as follows:

     5.1 DURATION. The undertakings and obligations of Lessor under this Agreement shall continue in full force and effect from and after the date hereof and until the payment and performance in full of the Secured Obligations.

     5.2  PERFORMANCE OF OBLIGATIONS. Lessor shall:

     (a) perform its obligations under the Lease and each other agreement made between Lessor and Lessee in respect of the Aircraft and will not without the prior written consent of Lender rescind, cancel or otherwise terminate the Lease or any of such other agreements other than as permitted by the Loan Agreement;

     (b) promptly notify Lender (i) of any default of which it has knowledge by Lessor, Lessee or any other Permitted Lessee under the Lease or any other agreement made in respect of the Aircraft, and (ii) of the Lease or such other agreement being frustrated or the performance thereof becoming impossible or substantially different from that contemplated originally by the parties thereto;

     (c) institute and maintain all such proceedings as may be necessary to preserve or protect this Agreement as a valid grant of a security interest in Lessor's rights in the Assigned Property and each other agreement made in respect of the Aircraft;

     (d) not, without the prior written consent of Lender, take or omit to take any action the taking or omission of which might result in any material adverse alteration of any of the Lease or any other agreement made in respect of the Aircraft;

     (e) not, without the prior written consent of Lender, agree to any variation, modification or amendment in the terms of the Lease or any other agreement made in respect of the Aircraft, or release any party thereto from any of its obligations thereunder, or waive any breach of the obligations of such party, or consent to any such act or omission of any such party as would otherwise constitute such breach;

     (f) not permit any sublease by Lessee of its interest in the Aircraft, except as expressly permitted under the terms of the Lease as in effect on the Closing Date;

     (g) provide written notice to Lender of any sublease or purported sublease of the Aircraft by Lessee, designating the name and address of such sublessee and such other information as Lender may reasonably request; and

     (h) cause counterpart No. 1 of the Lease to be delivered to Lender on the Closing Date.

     6.   EXERCISE OF REMEDIES.

     6.1 REMEDIES. Following the occurrence and continuation of an Event of Default under the Loan Agreement and at all times thereafter, Lender shall be entitled:

     (a) to exercise any and all rights of Lessor under or in connection with the Lease or otherwise in respect of the Assigned Property, including without limitation, any and all rights of Lessor to demand or otherwise require payment of any amount under, or performance of, any provision of the Lease;

     (b) on 10 days' prior written notice to Lessor of any public sale or the date after which any private sale may occur, to sell to any person all or any part of Lessor's right, title and interest in and to the Assigned Property upon such terms as Lender shall determine;

     (c) collect, receive or compromise and give a good discharge for any and all monies and claims for monies due and to become due in respect of or under the Lease; and

     (d) otherwise put into force and effect all rights, powers and remedies available to it, at law or otherwise, as assignee of, and holder of a security interest in, the Assigned Property.

     6.2 NO LIABILITY FOR EXERCISE. To the extent permitted by applicable law Lender may exercise its power of sale hereunder in such a way as it in its absolute discretion may determine and, to the extent permitted by applicable law, Lessor hereby agrees that Lender shall not in any circumstances be answerable for any loss occasioned by any such sale or resulting from any postponement thereof; PROVIDED, HOWEVER, that nothing in this Section 6.2 shall be deemed to release Lender from its obligations and liabilities arising from Lender's gross negligence or wilful misconduct.

     6.3 NO LIABILITY AS ASSIGNEE. To the extent permitted by applicable law Lender shall not be liable as assignee in respect of the Assigned Property to account or be liable for any loss upon the realization thereof or for any neglect or default of any nature whatsoever in connection therewith for which an assignee of the Assigned Property may otherwise be liable as such; PROVIDED, HOWEVER, that nothing in this Section 6.3 shall be deemed to release Lender from its obligations and liabilities arising from Lender's gross negligence or wilful misconduct.

     6.4 LENDER'S AUTHORITY. Upon any sale by Lender of Lessor's right, title and interest in and to the Assigned Property, or any part thereof, the purchaser shall not be bound to see or inquire whether the power of sale of Lender has arisen, the sale shall be deemed for all purposes hereof to be within the power of Lender and the receipt of Lender for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefore.

     7.   POWER OF ATTORNEY.

     Lessor hereby irrevocably appoints and constitutes Lender as its true and lawful attorney-in-fact with full power (in the name of and on behalf of Lessor or otherwise) following the occurrence and continuation of an Event of Default, to demand, compound and give acquittance for any monies or claims for monies due or to become due, to endorse any check or other instrument or order in connection therewith and to file any claims or take any action or institute any proceedings which may seem to Lender to be necessary or advisable and otherwise to do any and all things which Lessor itself could do in relation to the Assigned Property. The exercise of such power by Lender shall not put any person dealing with Lender on inquiry as to whether any such event has happened nor shall any person be in any way affected by notice that no such event has happened and the exercise by Lender of such power shall be conclusive evidence of its right to exercise it.

     8.   LIABILITY UNAFFECTED BY ASSIGNMENT.

     Lessor agrees, to the extent permitted by law, that, notwithstanding the assignment to Lender of, and the grant to Lender of a security interest in, the Assigned Property (a) Lender shall not be obliged to make any inquiries as to the nature or sufficiency of any payment received by Lender under the Assigned Property or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits assigned to Lender or to which Lender may at any time be entitled thereunder, and (b) Lessor shall remain liable to perform all the obligations of Lessor under the Lease and Lender shall be under no obligation of any kind whatsoever in respect thereof, and Lender shall have no liability whatsoever in the event of any failure by Lessor to perform its obligations thereunder; PROVIDED, that Lender shall remain obligated to hold and retain any and all Maintenance Reserve Collateral, and to remit same to Borrower and/or Lessee, in accordance with the terms of the Loan Agreement applicable thereto.

     9.   CONTINUING SECURITY.

     This Agreement and the assignment and security interest granted herein shall continue in full force and effect until performance in full of the Secured Obligations.

     10.  FURTHER ASSURANCES.

     Lessor undertakes that it will, from time to time on being required to do so by Lender, at the cost and expense of Lessor, do, and cause to be done, all such further acts and/or execute or procure the execution of all such further documents in a form satisfactory to Lender as Lender may reasonably consider necessary for giving full effect to this Agreement or securing to Lender the fun benefit of the rights, powers and remedies conferred upon Lender in this Agreement.

     11.  FEES AND EXPENSES.

     Lessor shall upon Lender's demand, pay to or reimburse Lender for all out-of-pocket expenses of Lender incurred in connection enforcement of this Agreement and the transactions contemplated hereby (including, without limitation, all expert witness and legal fees and disbursements of Lender's counsel, including special FAA counsel), and in connection with any actual or proposed amendments hereof and in connection with the preservation and/or enforcement of any Lender's rights and interest in the Assigned Property and in any rights granted to Lender hereunder.

     12.  NOTICES.

     Every notice or demand under this Agreement shall be (a) in writing and may be given or made by registered mail, return receipt requested or by internationally recognized overnight courier service, (b) deemed to have been received in the case of an internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such letter is not deliverable at the address designated in this Section, and (c) sent, in the case of overnight courier or registered mail, to Lender or to Lessor, as applicable, at the following addresses, or to such other address as Lessor or Lender may designate for itself by notice to the other conforming to the requirements for notice set forth in this Section:

     If to Lessor:                        ACG Acquisition Corp. VIII
                                          c/o Aviation Capital Group
                                          3 Stamford Landing
                                          46 Southfield Avenue
                                          Stamford, Connecticut 06902
                                          Attention: Vice President and
                                                     General Counsel

                             and

     If to Lender:                        FINOVA Capital Corporation
                                          1850 North Central Avenue
                                          Phoenix, Arizona 85004
                                          Attention: Vice President-Law
                                                     Transportation Finance

                             and

                                          FINOVA Capital Corporation
                                          1850 North Central Avenue
                                          Phoenix, Arizona 85004
                                          Attention: Vice President-Operations
                                                      Management
                                                      Transportation Finance

A copy of all notices sent to Lender shall be sent to Herriot, Coti & Sugrue, 3200 North Central Avenue, Suite 1910, Phoenix, Arizona 85012, Attention:
Mark R. Herriot, Esq., telefax number 602/222-9725.

     13.  ENTIRE AGREEMENT; AMENDMENTS.

     This Agreement (including all Exhibits hereto) embodies the entire agreement and understanding between Lessor and Lender relating to the subject matter hereof and supersedes all prior agreements and understandings relating hereto and none of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived, except pursuant to an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     14.  GOVERNING LAW. JURISDICTION AND VENUE.

     (A) THE OBLIGATIONS OF LESSOR HEREUNDER ARE TO BE PERFORMED IN, AND THIS AGREEMENT IS EXECUTED, DELIVERED AND ACCEPTED IN, AND THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE

OF ARIZONA, AND BY EXECUTION HEREOF LESSOR, AND BY ACCEPTANCE HEREOF LENDER, EACH AGREES THAT SUCH LAWS AND DECISIONS OF THE STATE OF ARIZONA SHALL GOVERN THIS AGREEMENT NOTWITHSTANDING THE FACT THAT THERE MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY.

     (B) LESSOR AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY LESSOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. LESSOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO LESSOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE FURTHER PROVISIONS OF THIS AGREEMENT. LESSOR WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM FOR LESSOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND LESSOR HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     15.  WAIVER OF JURY.

     LESSOR AND LENDER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT.

     16.  ASSIGNMENT, SUCCESSORS AND ASSIGNS.

     Lender may assign or obtain participations with other Lenders in regard to its rights hereunder and under the Note and any other Loan Document and in respect of the Loan, PROVIDED only that no such assignment or participation shall impose any greater obligation on Lessor than set forth herein or therein. Lessor shall not assign any rights under this Agreement nor shall any of Lessor's duties hereunder be assigned or delegable without the prior written consent of Lender. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successors in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly herein stated to the contrary. All covenants, representations, warranties and agreements of the parties contained herein shall, subject to the provisions of the preceding sentence, be binding upon and inure to the benefit of their respective successors and permitted assigns.

     17.  CAPTIONS AND SECTION HEADINGS: CONSTRUCTION.

     Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. This Agreement and all documents executed in connection herewith shall be construed without regard to the identity of the party which prepared the same, and no presumption shall arise as a result thereof

     18.  SEVERABILITY.

     In the event that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     19.  TIME OF THE ESSENCE.

     Time is of the essence with respect to all of the payment and performance obligations of Lessor hereunder. Time is of the essence with respect to all of the performance obligations of Lender hereunder.

     20.  COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                  LENDER:
                                  FINOVA CAPITAL CORPORATION

                                  BY:              [ILLEGIBLE]
                                       -------------------------------------
                                  ITS:         GROUP VICE-PRESIDENT
                                       -------------------------------------

                                  LESSOR:
                                  ACG ACQUISITION VIII LLC, a Delaware limited liability company

                                  BY: -------------------------------------
                                  ITS: ------------------------------------

                                      collateral assignment lease 802

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed by their duty OFFICERS AS OF THE DAY and Year first above written.

                                  LENDER:
                                  FINOVA CAPITAL CORPORATION

                                  BY: -------------------------------------
                                  ITS: ------------------------------------

                                  LESSOR:
                                  ACG ACQUISITION VIII LLC, a Delaware limited liability company

                                  BY:              [ILLEGIBLE]
                                       -------------------------------------
                                  ITS:               MANAGER
                                       -------------------------------------

                                      EXHIBIT A

                                         TO

                                ASSIGNMENT OF LEASE
______________________________________________________________________________

                      DESCRIPTION OF AIRFRAME AND ENGINES
______________________________________________________________________________

     The "Flight Equipment" as described in the foregoing Assignment of Lease shall consist of the following:

          (a)  One (1) Airframe, identified as follows:

               Manufacturer:                      Boeing
               FAA Registration Number:           N802AL
               Manufacturer's Model Number:       737-2S5C
               Manufacturer's Serial Number:      22148

               together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by ACG Acquisition Corp. VIII or hereinafter acquired by ACG
               Acquisition Corp. VIII and installed in or appurtenant to said airframe; and

          (b) Two (2) Pratt & Whitney JT8D-9A jet aircraft engines, identified by manufacturer's serial numbers P656093 and P665630, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by ACG Acquisition Corp. VIII or hereinafter acquired by ACG Acquisition Corp. VIII and installed in or appurtenant to any one or more of said engines.

                                   EXHIBIT B

                         NOTICE OF ASSIGNMENT OF LEASE
                                   (N802AL)

         THIS NOTICE OF ASSIGNMENT OF LEASE ("Agreement"), dated as of _______________________________, 199__ by and among FINOVA CAPITAL
CORPORATION, a Delaware corporation ("FINOVA"), ALOHA AIRLINES, INC., an Hawaii corporation ("Lessee"), and ACG ACQUISITION VIII LLC, a Delaware limited liability company ("Lessor"),

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Lease Agreement 802 dated as of even date herewith between Lessor and Lessee (the "Lease"), Lessor has agreed to lease to Lessee one (1) Boeing 737-2S5C aircraft, together with two (2) Pratt & Whitney JT8D-9A engines associated therewith, all as more particularly described in ANNEX I attached hereto (the "Flight Equipment"); and

         WHEREAS, Lessor has obtained or will obtain financing from FINOVA in order to FINANCE the acquisition by Lessor of the Flight Equipment; and

         WHEREAS, in order to secure the performance by Lessor of its "Obligations" to Lender, as defined in that certain Secured Loan Agreement dated as of September 26, 1996 between Lessor and FINOVA (the "Loan Agreement") as the same may hereafter be amended, restated or otherwise modified, and the other "Loan Documents" (as defined in the Loan Agreement), Lessor has granted to FINOVA a security interest in, all of Lessor's right, title and interest (but none of its obligations) in and to the Lease, including, but not limited to, all amounts payable by Lessee to Lessor under the Lease, pursuant to that certain Collateral Assignment of Lease dated as of even dare herewith between Lessor and FINOVA (the "Assignment of Lease"),

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FINOVA, Lessor and Lessee hereby agree as follows:

         1. ACKNOWLEDGMENT OF LESSEE. Lessee hereby acknowledges and consents to the assignment, pursuant to the Assignment of Lease, of Lessor's rights under the Lease to FINOVA, and agrees that such assignment shall not constitute a default under, or breach of, the Lease.

         2. PAYMENTS UNDER LEASE. Until FINOVA otherwise directs in writing, Lessee shall pay to FINOVA, as the same shall become due under the Lease, all amounts from time to time payable by Lessee under the Lease, including, without limitation, all "Basic Rent" and all "Supplemental Rent" as each such term is defined in the Lease, which are from time to time payable by Lessee to Lessor under the Lease. All amounts payable by Lessee shall be paid to the account at Citibank, N.A., described below;

          BANK:                         Citibank, N.A.
                                        New York, New York,
          ACCOUNT OF:                   FINOVA Capital Corporation
          ACCOUNT NO.:                  000675126
          ABA NO.:                      021000089
          REFERENCE:                    Aloha Airlines/N802AL-N804AL

All such payments shall be made to the appropriate account by wire transfer of same day funds.

         3. REPRESENTATIONS. WARRANTIES AND COVENANTS OF LESSEE. Lessee hereby represents and warrants to FINOVA, and covenants with FINOVA, as follows:

         (a) (i) A true, complete and correct copy of the Lease is attached hereto as ANNEX II, (ii) the Lease is the entire agreement of lease with respect to the Flight Equipment and the Lease has not been amended, modified or supplemented, (iii) the "Delivery Date" under the Lease has occurred (or will occur upon the effectiveness hereof), the Lease is in full force and effect and Lessee's obligation to pay rent under the Lease has commenced in accordance with the terms thereof, (iv) there is no event which has occurred which constitutes or with the giving of notice or passage of time or both would constitute a default by either parry under the Lease, and (v) there has been no prepayment of any rent or other sums payable under the Lease;

         (h) In the event that FINOVA, or any successor to the interest of FINOVA in the Lease, shall succeed to the rights of Lessor under the Lease by reason of FINOVA's (or such successor's) exercise of its rights and remedies with respect to the Lease (FINOVA and such successors, as applicable, being included within the meaning of the term "Lessor" hereunder), the Lease shall continue in full force and effect, and Lessee shall perform its obligations under the Lease for the benefit of FINOVA or such other successor, as applicable, PROVIDED, however, that nothing herein contained shall impose any greater or different obligation upon Lessee than SET FORTH IN the Lease;

         (c) Lessee acknowledges that FINOVA has not made any representations or warranties of any kind, nature or description in respect of the Flight Equipment and that FINOVA has not assumed any of Lessor's duties or obligations under the Lease and Lessee shall continue to look solely to lessor for the performance and fulfillment of the terms, covenants and conditions on Lessor's part to be performed under the Lease;

         (d) In the event of any default by Lessor under the Lease or any provision thereof, Lessee agrees that, notwithstanding any provision of the Lease to the contrary, Lessee shall take no action to effect a termination of the Lease by reason of such default without fast giving FINOVA at least thirty (30) days' written notice of such default and such proposed termination, which thirty day period shall commence on the date of receipt by FINOVA of such notice, during which thirty day period, FINOVA may cure such default;

         (e) Lessee shall not amend, or execute any document purporting to amend, the Lease in any manner without the prior written consent of FINOVA. With respect to any proposed amendment of the Lease which would (i) reduce the remaining term of the Lease, (ii) reduce the Basic Rent payable by Lessee thereunder, (iii) reduce the insurance coverage under the Lease or the deductible amounts with respect to such insurance, (iv) permit the Flight Equipment to be registered under the laws of any jurisdiction other than the United States of America, (v) expand the rights of Lessee to transfer rights to possession, custody, control or operation of the Flight Equipment, (vi) reduce Lessee's obligations with respect to the maintenance, storage, repair or reinstallation of the Flight Equipment or (vii) reduce Lessee's obligations with respect to the condition of the Flight Equipment upon termination or expiration of the Lease, FINOVA shall have the right to provide or withhold such consent in its discretion. With respect to any proposed amendment of the Lease which is not described in the preceding sentence, FINOVA Shall not unreasonably withhold its consent to such amendment;

         (f) Each notice provided by Lessee to Lessor under the Lease, shall be simultaneously forwarded to FINOVA by Lessee;

         (g) FINOVA shall have the right to inspect the Flight Equipment and the "Aircraft Documents" (as defined in the Lease) in accordance with the provisions of Section 8.6 of the Lease, as fully and effectually as if each reference to "Lessor" in such Section were a reference to FINOVA. Such right of FINOVA to inspect the Flight Equipment AND the Aircraft Documents is without derogation of the right of Lessor to inspect the Flight Equipment and the Aircraft Documents in accordance with Section 8.6 of the Lease; and

         (h) Until all of the "Obligations" are fully paid and discharged by Borrower, Lessee shall submit to FINOVA, within thirty (30) days following the receipt by Lessee of FINOVA's written request therefor (which requests shall not be made more frequently than once in each calendar quarter), an Aircraft Utilization and Status Report in the form attached hereto as ANNEX III

         4. NOTICES. All notices (a) to be directed to FINOVA pursuant hereto shall be directed to FINOVA at the following address, or at such other address as FINOVA shall specify to Lessee by notice provided in accordance with this Section:

                              FINOVA Capital Corporation
                              1850 North Central Avenue
                              Phoenix, Arizona 85077 USA
                              Attention: Vice President-Law
                    and
                              FINOVA Capital Corporation
                              1850 North Central Avenue
                              Phoenix, Arizona 85077 USA
                              Attention: Vice President-
                                         Operations Management

and (b) to be directed to Lessee pursuant hereto shall be directed to Lessee at the following address, or at such other address as Lessee shall specify to FINOVA by notice provided in accordance with this Section:

                              Aloha Airlines, Inc.
                              371 Aokea Street
                              Honolulu, Hawaii 96819 USA
                              Attention: Chief Financial Officer

         5. QUIET ENJOYMENT BY LESSEE. BY acceptance hereof, FINOVA agrees that, provided that no "Event of Default" (as defined in the Lease) shall have occurred and be continuing, none of FINOVA or any person claiming by, through or on account of FINOVA will interfere with the quiet use, possession and enjoyment of the Flight Equipment by Lessee.

         6. AGREEMENTS OF FINOVA AND LESSEE. FINOVA and Lessee agree as follows: (a) wherever in the Lease rights are granted to the "Lender," FINOVA shall be entitled directly to exercise such rights in accordance with the terms of the Lease and without relying on its rights as a third party beneficiary; and (b) wherever in the Lease the consent of Lessor is required but is provided nor to be unreasonably withheld by the Lessor, if the Lessor requires the consent of FINOVA in such matter, such consent shall not be unreasonably withheld.

         7. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED IN, AND SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF NEW YORK, UNITED STATES OF AMERICA, APPLICABLE TO AGREEMENTS THEREOF TO BE WHOLLY PERFORMED THEREIN.

         8. VALIDITY OF AGREEMENT NOT IMPAIRED. Lessee acknowledges and agrees that FINOVA or its assigns, without affecting the validity of this Agreement or the rights and obligations of the parties hereunder, may extend the time of payment of the indebtedness of Lessor to FINOVA, or modify the terms of such indebtedness or take or release any collateral securing such indebtedness, Without the consent of or notice to Lessee.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Lessee and FINOVA have executed this Agreement as of the date first above written.

                                   ALOHA AIRLINES, INC., Hawaii corporation

                                   BY:______________________________________
                                   ITS:_____________________________________

                                   BY:______________________________________
                                   ITS:_____________________________________

                                   FINOVA CAPITAL CORPORATION, a Delaware
                                   corporation

                                   BY:______________________________________
                                   ITS:_____________________________________

                                   BY:______________________________________
                                   ITS:_____________________________________


                    ACKNOWLEDGMENT AND AGREEMENT OF LESSOR

         THE UNDERSIGNED ACG ACQUISITION VIII LLC, a Delaware limited liability company, the "Lessor" referred to in the foregoing Notice of Assignment of Lease, hereby acknowledges the terms thereof and agrees that
(a) to the extent the terms of such Notice of Assignment of Lease are applicable to Lessor, Lessor SHALL be bound thereby, and (b) Lessor shall not take any action inconsistent with the provisions of such Notice of Assignment of Lease.

         IN WITNESS WHEREOF, Lessor has hereunto set its hand.

                                   ACG ACQUISITION VIII LLC, Delaware limited liability company

                                   BY:______________________________________
                                   ITS:_____________________________________

                                   ANNEX I

                                     TO

                       NOTICE OF ASSIGNMENT OF LEASE

     The "Flight Equipment" as described in the foregoing Notice of Assignment of Lease shall consist of the following:

          (a)  One (1) Airframe, identified as follows:

               Manufacturer:                      The Boeing Company
               FAA Registration Number:           N802AL
               Manufacturer's Model Number:       737-2S5C
               Manufacturer's Serial Number:      22148

          together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by ACG Acquisition VIII LLC or hereinafter acquired by ACG Acquisition VIII LLC, and installed in or appurtenant to said airframe; and

          (b) Two (2) Pratt & Whitney JT8D-9A jet AIRCRAFT engines, identified by manufacturer's serial numbers P656093 and P665630, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by ACG Acquisition VIII LLC or hereinafter acquired by ACG Acquisition VIII LLC and installed in or appurtenant to any one or more of said engines.

                                   ANNEX II

                                      TO

                         NOTICE OF ASSIGNMENT OF LEASE

______________________________________________________________________________

                                      LEASE
______________________________________________________________________________

                                  ANNEX III

                                     TO

                       NOTICE OF ASSIGNMENT OF LEASE
______________________________________________________________________________

              FORM OF AIRCRAFT UTILIZATION AND STATUS REPORT
______________________________________________________________________________
          negotiation, preparation and execution of this Agreement, and shall share equally the fees and expenses of special FAA counsel in connection with the transactions contemplated by this Agreement.

     (b) The Lessee shall pay to the Lessor on demand all expenses (including legal, professional and out-of-pocket expenses) incurred or payable by the Lessor in connection with the granting of any waiver or consent under this Agreement.

     (c) The Lessee will pay to the Lessor on demand all expenses (including legal, survey and other costs) payable or incurred by the Lessor in contemplation of, or otherwise in connection with, the enforcement of or preservation of any of the Lessor's rights under this Agreement, or in respect of the repossession of the Aircraft.

     (d) The Lessor will pay to the Lessee on demand all expenses (including legal costs) payable or incurred by the Lessee in contemplation of, or otherwise in connection with, the enforcement of or preservation of any of the Lessee's rights under this Agreement.

15.9 TIME OF ESSENCE

     The time stipulated in this Agreement for all payments payable by the Lessee to the Lessor and for the performance of the Lessee's other obligations under this Agreement will be of the essence of this Agreement (subject always to any applicable grace period).

15.10 NOTICES

     (a) All notices and other communications given under or in connection with this Agreement shall be in writing (including telefax) and shall be deemed to have been received as follows:

          (i) If sent by telefax, at the time of receipt by the sender of a transmission report indicating that all pages of the telefax transmission were properly transmitted (unless the recipient notifies the sender promptly, or if received after 5:30 p.m. local time, by no later than 10:00 a.m. local time the following Business Day, that the transmission was incomplete or illegible, in which case the telefax shall be deemed to have been received at the time of receipt by the sender of a further clear transmission report on retransmitting the telefax), provided the relevant telefax transmission (or retransmission, as the case may be) was transmitted to the receiver between 9:00 a.m. and 5:30 p.m. local time. If it was transmitted later, then it shall be deemed to have been received at 9:00 a.m. local time on the succeeding Business Day.

          (ii) In any other case, when delivered to the address specified in clause 15.10(b).

     (b) All such notices, requests, demands and other communications shall be sent:

          (i)  if to the Lessor, to it at:   c/o Aviation Capital Group Corp.
                                             Three Stamford Landing
                                             46 Southfield Avenue
                                             Stamford CT. 06902
                                             Attention: Managing Director
                                             Telefax No.: 203-967-3287

          with a copy to the Lender at:      1850 North Central Avenue
                                             Phoenix, Arizona 85077
                                             Attention: Vice President-Law--
                                                  Transportation Finance
                                             Telefax No.: 602-207-7551

                                                        -and-

                                             1850 North Central Avenue
                                             Phoenix, Arizona 85077
                                             Attention: Vice President-
                                                  Operations Management--
                                                  Transportation Finance
                                             Telefax No.: 602-207-7551

          (ii) if to the Lessee, to it at:   371 Aokea Street
                                             Honolulu, Hawaii 96819
                                             Attention: Senior Vice President,
                                                  Finance and Planning, and
                                                  Chief Financial Officer
                                             Telefax No.: 1-808-833-3100

          or to such other address or telefax number as shall have been notified by one party to the other in the manner set out in this Clause 15.10.

15.11 LAW AND JURISDICTION

     (a) THIS AGREEMENT SHALL, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     (b) The Lessor and the Lessee hereby irrevocably agree to submit to the non-exclusive jurisdiction of the United States
          District Court for the Southern District of New York and the Supreme Court of the State of New York located in the Borough of Manhattan, County of New York (the "AGREED COURTS") in the event of any claims or disputes arising under this Agreement. Such submission to jurisdiction shall not be construed so as to limit the right of either party to take proceedings against the other in whatsoever jurisdiction shall to it seem fit nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. Final judgment against Lessor or Lessee in any such suit shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or as otherwise permitted by applicable law, a certified or true copy of which shall be conclusive evidence of the facts and of the amount of any indebtedness or liability of Lessor or Lessee. Each of Lessor and Lessee hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding brought in any Agreed Court, and irrevocably waives any claim that any such suit, action or proceeding brought in any Agreed Court has been brought in an inconvenient forum.

     (c) THE LESSEE AND THE LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (d) Without prejudice to any other mode of service, each of the Lessor and the Lessee consents to the service of process relating to any proceedings involving, directly or indirectly, any matter arising out of or relating to this Agreement by U.S. Postal Service registered mail (prepaid, return receipt requested) of a copy of the process to the Lessee's address identified in Clause 15.1 0(b).

15.12 SOLE AND ENTIRE AGREEMENT

     This Agreement is the sole and entire agreement between the Lessor and the Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to that leasing. The terms and conditions of this Agreement can only be varied by an instrument in writing executed by both parties or by their duly authorized representatives.

15.13 INDEMNITIES

     All rights expressed to be granted to each Indemnitee under this Agreement (other than the Lender) are given to the Lessor as agent for and on behalf of that Indemnitee.

15.14 COUNTERPARTS

     This Agreement may be executed in counterparts each of which will constitute one and the same document.

15.15 CONFIDENTIALITY

     Neither the Lessor nor the Lessee shall, without the other's prior written consent, communicate or disclose the terms of this Agreement or any information or documents furnished pursuant to this Agreement (except to the extent that the same are within the public domain) to any third party (other than the Lender, any prospective Transferee, any material investor in the Parent or creditor in Lessee, Additional Mortgagees or Head Lessors, the respective external legal advisers, auditors, insurance brokers or underwriters of Lessor, Lessee and such parties, and the Airframe and Engine manufacturers); provided however that disclosure will be permitted, to the extent required:

     (a)  pursuant to an order of any court of competent jurisdiction; or

     (b) pursuant to any procedure for discovery of documents in any proceedings before any such court; or

     (c)  pursuant to any law or regulation having the force of law; or

     (d) pursuant to a lawful requirement of any authority with whose requirements the disclosing party is legally obliged to comply; or

     (e) in order to perfect any assignment of any assignable warranties.

                       [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF Lessor and Lessee have executed this Lease Agreement 802 on the date shown at the beginning of this Agreement.

                                   SIGNED on behalf of
                                   ACG ACQUISITION VIII LLC

                                   By: /s/ R. Stephen Hannahs
                                       -------------------------------
                                   Name: R. Stephen Hannahs
                                   Title: Manager


                                   SIGNED on behalf of
                                   ALOHA AIRLINES, INC.

                                   By:
                                       -------------------------------
                                   Name:
                                   Title:


                                   By:
                                       -------------------------------
                                   Name:
                                   Title:

IN WITNESS WHEREOF Lessor and Lessee have executed this Lease Agreement 802 on the date shown at the beginning of this Agreement.


                                   SIGNED on behalf of
                                   ACG ACQUISITION VIII LLC

                                   By:
                                       -------------------------------
                                   Name:
                                   Title:


                                   SIGNED on behalf of
                                   ALOHA AIRLINES, INC.

                                   By: /s/ Brenda F. Cutwright
                                       -------------------------------
                                   Name: Brenda F. Cutwright
                                   Title: SR. VICE PRESIDENT FINANCE &
                                          PLANNING AND CFO


                                   By: /s/ Owen Sekimura
                                       -------------------------------
                                   Name: Owen Sekimura
                                   Title: STAFF VICE PRESIDENT -
                                          FINANCE & CONTROLLER

                                 SCHEDULE 1


                                  PART 1

                          AIRCRAFT SPECIFICATIONS

IDENTIFICATION:


Aircraft Type         B737-2S5C
Registration          N802AL
Serial Number         22148
Date of Manufacture.  5/80


WEIGHT DATA:


Maximum Taxi Weight                       117,500 lbs.
Maximum Takeoff Weight                    117,500 lbs.
Maximum Landing Weight                    105,000 lbs.
Maximum Zero Fuel Weight                   95,000 lbs.
Fuel Capacity                              5168.7 U.S. Gals.


AIRFRAME AND INTERIOR EQUIPMENT:



Galleys               2               Locations: G-1 forward and G-4 aft
Lavatories            2               Locations: 1 forward and 1 aft
Air Stairs            1               Locations: -- forward and 1 aft
Passenger Seats       114             Locations/Types: 6 first class and 108 economy class
Overhead bins         Standard 60" Heath Techna
Cargo Door            Yes


ENGINES:


Position              No.1            No.2
Type                  JT8D-9A         JT8D-9A
Serial No.            P656093B        P665630B


APU:


Model:                GTCP 85-129H
Serial No.            PIOQ484

                           -76-

LANDING GEAR:


Position              Nose                       Left Main                          Right Main
Type                  65-46200-46                65-46100-38                        65-46100-52
Serial No.            129926B                    [MR01124P6001]                     [MR01713P895]


MAJOR AVIONICS EQUIPMENT:


DESCRIPTION                MANUFACTURER             PART NO.                   QUANTITY

                          -77-

                                   PART 2

                              AIRCRAFT DOCUMENTS

MANUALS


DESCRIPTION                              QUANTITY                     MEDIA

Maintenance Manual                         3                          Microfilm
Wiring Diagrams                            3                          Microfilm
Illustrated Parts Catalog                  3                          Microfilm
Systems Schematics                         3                          Microfilm
Weight & Balance Manual                    1                          Hard Copy
Operations Manual                          1                          Hard Copy
Flight Manual                              1                          Hard Copy
Structural Repair Manual                   1                          Microfilm
Rigging Document                           1                          Hard Copy

TECHNICAL RECORDS

Certificate of Airworthiness
Maintenance Certificate
Weight & Balance Report
Maintenance Time Control Report
Major Incident/Accident Statement
Summary of AD Status for the engines, components and the airframe
Summary of Service Bulletin Status for the engine, components and the airframe
Component Listing including life status
Service Tags

Airframe log books
Flight Logs
Readiness Log
Full records for previous 'A' 'B', 'C' and 'D' Checks

Engine Shop Visit history including disk sheets

Emergency Equipment Listing including location
Cabin Layout Drawing

RECORDS FOR:

   Last Compass Swing
   Last Altimeters Calibration
   Last ATC Transponder Calibration

[1996 AIRCRAFT SPECIFICATION WORKSHEET PROVIDED BY ALOHA TO BE INSERTED HERE.]

                                SCHEDULE 2

                       CERTIFICATE OF ACCEPTANCE 802

     This Certificate of Acceptance 802 is delivered on the date set forth in paragraph 1 below by Aloha Airlines, Inc. (the "LESSEE") to ACG Acquisition VIII LLC (the "LESSOR") pursuant to Lease Agreement 802, dated January _, 1997, between the Lessor and the Lessee (the "AGREEMENT"). Capitalized terms used but not defined in this Certificate of Acceptance 802 shall have the meaning given to such terms in the Agreement.

1.   DETAILS OF ACCEPTANCE

     The Lessee hereby confirms to the Lessor that the Lessee has at   :
       .m. H.S.T. on this      day of January, 1997, at              ,
     accepted the following, in accordance with the provisions of the Agreement and the Annex:

     (a) Airframe: Boeing 737-2S5C airframe, Manufacturer's Serial No. 22148 and FAA Registration No. N802AL;

     (b)  Engines: two Pratt & Whitney JT8D-9A Engines, bearing
          Manufacturer's  Serial Nos.     and      , each having 750 or more
          rated take-off horsepower;

     (c) All Parts installed on, attached to or appurtenant to the Airframe and Engines; and

     (d)  Aircraft Documents as specified in Schedule 1 - Part 2 of the
          Agreement.

2. LESSEE'S CONFIRMATION The Lessee confirms to the Lessor that as at the time indicated above, being the time of Delivery:

     (a)  the Lessee's representations and warranties contained in Clauses
          2.1 and 2.2 of the Agreement are hereby repeated;

     (b)  the Aircraft is insured as required by the Agreement; and

     (c) the Lessee confirms that there have been affixed to the Aircraft and the Engines the fireproof notices required by the Agreement.

3. LESSOR'S CONFIRMATION The Lessor confirms to the Lessee that, as at the time indicated above, being the time of Delivery, the Lessor's representations and warranties contained in Clause 2.4 of the Agreement are hereby repeated.

IN WITNESS WHEREOF Lessor and Lessee have executed this Certificate of Acceptance 802 on the date shown at the beginning of this Agreement.

                                    SIGNED on behalf of
                                    ACG ACQUISITION VIII LLC

                                    By: ________________________________
                                    Name:
                                    Title:

                                    SIGNED on behalf of
                                    ALOHA AIRLINES, INC.

                                    By: ________________________________
                                    Name:
                                    Title:

                                    By: ________________________________
                                    Name:
                                    Title:

                                                                        ANNEX 1

                        MAINTENANCE STATUS AT DELIVERY

                           DATE:            ,19
AIRFRAME TIME:

     Total Flight Hours     [   ]
     Total Cycles           [   ]

AIRFRAME LIMITS:

     Type of Check:
     Check Interval:
     Time Since Last Check:

ENGINE DATA:


     Position                                               No.1                          No.2
     Type                                                   JT8D-9A                       JT8D-9A
     Serial Number                                          [   ]                         [   ]

     Total Flight Hours:                                    [   ]                         [   ]
     Total Cycles:                                          [   ]                         [   ]
     Flight Hours Since Last Shop Visit:                    [   ]                         [   ]
     Cycles Since Last Shop Visit:                          [   ]                         [   ]
     Flight Hours to Next Hard Limit:                       [   ]                         [   ]
     Cycles to Next Hard Limit:                             [   ]                         [   ]

APU:

Type:              [   ]
Serial Number:     [   ]

Total Flight Hours:                                     [   ]
Total Cycles:                                           [   ]
Flight Hours Since Last HSI Inspection:                 [   ]
Cycles Since Last HSI Inspection:                       [   ]
Flight Hours Remaining on Turbine and Compressor LLPs:  [   ]
Cycles Remaining on Turbine and Compressor LLPs:        [   ]

LANDING GEAR LIMITS:


Position:                      Nose                         Left                          Right
Overhaul Interval:
Time Since Overhaul:
Time to Next Overhaul:

                                    SCHEDULE 3

                        OPERATING CONDITION AT REDELIVERY

On the Expiry Date the Aircraft, subject to fair wear and tear generally, will be in the condition set out below.

1.   GENERAL CONDITION

     The Aircraft will:

     (a)  be clean by United States airline standards;

     (b) have installed the full complement of engines and other equipment, parts and accessories and loose equipment required under the Agreed Maintenance Program and usually installed in the other Boeing 737-200 aircraft operated by Lessee (together with any additions and improvements thereto, or replacements thereof, effected pursuant to and in accordance with this Agreement) and be in a condition suitable for immediate operation in commercial service;

     (c) be airworthy, conform to type design and be in a condition for safe operation with all equipment, components and systems operating in accordance with their intended use and within limits established by the manufacturer and approved by the Aviation Authority, and all pilot discrepancies and deferred maintenance items cleared on a terminating action basis;

     (d)  have a U.S. Standard Transport Category Certificate of
          Airworthiness issued by the FAA in accordance with FAR Part 21 (or if required by the Lessor, a valid export certificate of airworthiness with respect to the Aircraft issued by the Aviation Authority) and unconditionally meet all FAA requirements for immediate operations under FAR Part 121, subject to the special exemptions permitted Lessee regarding compliance with the Airport Noise and Capacity Act of 1990, as amended, and the regulations promulgated by the FAA thereunder;

     (e) comply with the manufacturer's original specification to the extent that it so complied on the date of this Agreement and subject to any alterations made pursuant to and in accordance with this Agreement after such date;

     (f) have undergone, immediately prior to redelivery, a "C" Check in accordance with the Agreed Maintenance Program so that all Airframe inspections falling due within the next following 3,000 Flight Hours of operation in accordance with the Agreed Maintenance Program have been accomplished;

     (g) the Airframe shall have at least 50% of the Flight Hours, Cycles and calendar time (whichever is applicable and, if more than one are applicable, most limiting) remaining until the next block "D" check (or equivalent heavy maintenance check) under the Agreed Maintenance Program, and if the Flight Hours, Cycles or calendar time of the Airframe are less than 50% of the interval between "D" checks then the Lessee shall pay to the Lessor an amount equal to the product of (i) the number of Flight Hours, Cycles or calendar days (whichever is applicable and most limiting) by which the Airframe is less than 50% of the interval between "D" checks, multiplied by (ii) a fraction (1) the numerator of which is the average cost of a "D" check (including routine and non-routine items) for an airframe similar to the Airframe determined in accordance with the Appraisal Procedure and (2) the denominator of which is the number of Flight Hours, Cycles or calendar days (whichever is applicable and most limiting) between "D" checks;

     (h) have had accomplished all outstanding airworthiness directives and mandatory orders affecting that model of Aircraft issued by the FAA that are due during the Term on a terminating action basis; airworthiness directives and mandatory orders that do not have a terminating action will be accomplished at the highest level of inspection or modification permitted;

     (i) no special or unique manufacturer inspection or check requirements specific to the Aircraft will exist unless there is no terminating action available from any source;

     (j) have installed all applicable vendor's and manufacturer's service bulletin kits received free of charge by the Lessee that are appropriate for the Aircraft and, to the extent not installed, those kits retained by Lessee will be furnished free of charge to the Lessor;

     (k)  be free of any system-related leaks;

     (1) all fluid reservoirs (including fuel, oil, oxygen, hydraulic and water) will be full, and the waste tank serviced in accordance with the manufacturer's instructions;

     (m) all fuel tanks will have recently undergone an anti-fungus/biological growth contamination laboratory evaluation, and any excessive levels of contamination corrected;

     (n) have an FAA-approved aging aircraft program in operation and up-to-date; and

     (o)  have all signs and decals clean, secure and legible.

2.   PARTS

     (a) Each life limited or hard time controlled Part, excluding Engine Parts, shall have not less than 50% of the number of Flight Hours or Cycles (whichever is the more limiting factor) remaining to the next scheduled removal in accordance with the Agreed Maintenance Program;

     (b) Each calendar limited Part (including hard time controlled Parts with calendar limits) will have 50% of its life or time between removals, as the case may be (but not less than 12 months), remaining to its next scheduled removal in accordance with the Agreed Maintenance Program; and

     (c) Each "on-condition" and "condition monitored" Part will be serviceable in accordance with the Aviation Authority prescribed parameters.

3.   ENGINES

     Each engine installed on the Aircraft shall be an Engine and (if not the engine installed at Delivery) shall, to the extent not previously provided to the Lessor, be accompanied by all documentation the Lessor may require to evidence that title thereto is properly vested in the Lessor in accordance with Clause 8.17(a) and will:

     (a) have not more than 4,000 Flight Hours since the last removal under the Agreed Maintenance Program, and if an Engine has more than 3,500 Flight Hours since the last removal then the Lessee shall pay to the Lessor an amount equal to the product of (i) the number of Flight Hours since the last removal in excess of 3,500, multiplied by (ii) a fraction (1) the numerator of which is the average cost of the next scheduled removal and overhaul (including routine and non-routine items) for an engine similar to such Engine determined in accordance with the Appraisal Procedure and (2) the denominator of which is the number of Flight Hours between such scheduled removals under the Agreed Maintenance Program;

     (b) have no defect that reduces the Flight Hours of remaining life pursuant to manufacturer's or airworthiness requirements until overhaul to less than 3,000; and

     (c) be in a condition that can operate at maximum rated take-off power at sea level at a temperature of 28 deg. C.

4.   FUSELAGE, WINDOWS AND DOORS

     (a) the fuselage will not contain any dents, corrosion or abrasions that exceed the prescribed parameters under the SRM and shall be free of scab patches and loose, pulled or missing rivets;

     (b) the windows will not contain any delamination, blemishes or crazing that exceed the prescribed parameters under the Manufacturer's maintenance manual and will be properly sealed; and

     (c) the doors will be free moving, correctly rigged and fitted with serviceable seals;

5.   WINGS AND EMPENNAGE

     (a) leading edges will not contain any damage that exceeds the prescribed parameters under the SRM;

     (b)  unpainted cowlings and fairings will be polished; and

     (c)  wings will be free of fuel leaks.

6.   INTERIOR

     (a) the interior will be fully serviceable and in the configuration as at the date of this Agreement;

     (b) emergency equipment having a calendar life will have a minimum of 1 year or 100% of its total approved life remaining, whichever is less; and

     (c) curtains, carpets, seat covers and seat cushions will be clean and free from stains and worn out (threadbare) areas and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator.

7.   COCKPIT

     (a) fairing panels shall be free of stains and cracks, clean, secure and repainted as necessary;

     (b)  floor coverings will be clean and effectively sealed;

     (c) seat covers will be in good condition, clean and free of stains and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator; and

     (d) seats will be serviceable, in good condition and repainted as necessary.

8.   CARGO COMPARTMENTS

     (a)  panels will be in good condition and effectively sealed;

     (b)  nets will be in good condition; and

     (c) the compartments will comply with FAR fire resistance and containment regulations as applicable to an FAR Part 121 operator.

9.   LANDING GEAR

     (a) The installed main and nose landing gear components and their associated actuators and parts will be cleared of all inspections for not less than 12 months, 3,000 Flight Hours or 3,000 Cycles of operation (whichever is more limiting).

     (b) The installed main and nose landing gear will have at least 50% of the full allotment of Flight Hours, Cycles or calendar time (whichever is most limiting) remaining until the next scheduled removal for inspection or overhaul under the Agreed Maintenance Program, and if the Flight Hours, Cycles or calendar time of any Landing Gear is less than 50% of the interval between scheduled removals then the Lessee shall pay to the Lessor an amount equal to the product of (i) the number of Flight Hours, Cycles or calendar days (whichever is most limiting) by which such Landing Gear is less than 50% of the interval between scheduled removals, multiplied by (ii) $4.50 in the case of the main Landing Gear and $2.50 in the case of the nose Landing Gear.

     (c) The tires and brakes will have 50% of the wear, as specified by the manufacturer as serviceable limits, remaining until next removal.

     (d) The landing gear and wheel wells will be clean, free of leaks and repaired as necessary.

10.  APU

     (a) The APU shall be serviceable in accordance with the Approved Maintenance Program parameters.

     (b) The APU shall have not more than 1,500 Flight Hours of operation since its last hot section inspection.

11.  CORROSION

     (a) The Aircraft will be in compliance with the CPCP and will have been inspected and treated with respect to corrosion as required by the CPCP; and

     (b) Fuel tanks will be free from contamination and corrosion and a tank treatment program will be in operation and up-to-date.

                                   SCHEDULE 4

                                     PART 1

                          (INSURANCE REQUIREMENTS)

1.   The Insurances required to be maintained are as follows:

     (a) HULL "ALL RISKS" of Loss or Damage while flying and on the ground with respect to the Aircraft for the Agreed Value and with a deductible not exceeding $500,000.

     (b) HULL WAR AND ALLIED PERILS, covering those war risks excluded from the Hull "All Risks" Policy to the extent such coverage is available from the leading international insurance markets, including confiscation and requisition by the State of Registration, for the Agreed Value;

     (c) "ALL RISKS" PROPERTY INSURANCE (INCLUDING WAR AND ALLIED RISK except when on the ground or in transit other than by air or sea) on all Engines and Parts when not installed on the Aircraft (to the extent not covered under the Aircraft hull insurances described in paragraphs (a) and (b) above), including Engine test and running risks, in an amount equal to replacement value in the case of the Engines;

     (d) AIRCRAFT THIRD PARTY, BODILY INJURY/PROPERTY DAMAGE, PASSENGER, BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (Bodily Injury/Property Damage) of an amount not less than the Minimum Liability Coverage for the time being in respect of any one occurrence (but, in respect of products liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy, and in respect of liability arising out of certain offences, the limit (within the said combined single limit) may be $25,000,000 in respect of any one offence and in the aggregate, and cargo and mail legal liability may be subject to a limit of $1,000,000 any one occurrence); War and Allied Risks are also to be covered under the Policy to the extent available from the leading international insurance markets. The Minimum Liability Coverage may be adjusted upwards from time to time to such an amount as the Lessor may be advised by its insurance brokers constitutes the standard Minimum Liability Coverage applicable to Boeing 737-200 series aircraft operating in North America by an airline similarly situated as Lessee. If the Lessee disputes any such adjustment, the matter shall be referred to a reputable independent insurance broker in the United
          States of America appointed by the Lessor, whose decision, acting as expert, shall be conclusive and binding on the Lessee.

2. All required hull and spares insurance (specified in (1)(a), (b) and (c) above), so far as it relates to the Aircraft, will:

     (a) provide that any loss will be settled with the Lessee (who undertakes to consult with the Lessor and the Lender in regard thereto), and any claim that becomes payable on the basis of a Total Loss shall be paid in Dollars to the Lender as sole loss payee up to the Agreed Value, and loss proceeds in excess of the Agreed Value shall be payable to Lessee, with any other claim being payable as may be necessary for the repair of the damage to which it relates;

     (b) if separate Hull "All Risks" and "War Risks" insurances are arranged, include a 50/50 provision in the terms of Lloyd's endorsement AVS 103 or its equivalent; and

     (c) confirm that the Insurers are not entitled to replace the Aircraft in the event of a Total Loss.

3.   All required liability insurances (specified in (1)(d) above) will:

     (a) include the Lessor, the Lender, their respective successors and assigns and their respective shareholders, Affiliates, subsidiaries, directors, officers, agents, employees and indemnitees as additional assureds for their respective rights and interests, warranted (each as to itself only) no operational interest; but the coverage provided will not include claims arising out of their legal liability as manufacturer, repairer or servicing agent of the aircraft or any part thereof;

     (b)  include a severability of interest clause;

     (c) contain a provision confirming that the policy is primary without right of contribution and that the liability of the insurers will not be affected by any other insurance of which the Lessor, the Lender or the Lessee have the benefit; and

     (d) accept and insure the indemnity provisions of this Agreement to the extent of the risks covered by the relevant policy or policies.

4.   All Insurances will:

     (a) be in accordance with normal industry practice of persons operating similar aircraft in similar circumstances;

     (b) provide coverage on a worldwide basis subject to those territorial exclusions which are usual and customary for carriers similarly situated with Lessee in the case of War Risks and Allied Perils coverage which are advised to and approved by Lessor, such approval not to be unreasonably withheld;

     (c) acknowledge that the insurers are aware that the Aircraft is owned by the Lessor and is subject to this Agreement;

     (d) provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission of the Insured which results in a breach of any terms, conditions or warranty of the policies;

     (e) provide that the Insurers will waive any rights of recourse and/or subrogation against each additional assured to the same extent that Lessee has waived or has no rights of recovery against-such additional assured in the Lease;

     (f) provide that the additional assureds will have no obligation or responsibility for the payment of any premiums (but reserve the right to pay the same should any of them elect to do so) and that the Insurers will waive any right of offset or counterclaim against the respective additional assureds other than for outstanding premiums in respect of the Aircraft, any Engine or Part;

     (g) provide that, except in the case of any provision for cancellation or automatic termination specified in the policies or endorsements thereof, the Insurance can only be canceled or materially altered in a manner adverse to the additional assureds by giving at least 30 days' written notice to the Lessor and the Lender, except in the case of war risks (or radioactive contamination), for which seven days' written notice (or such lesser period as is or may be customarily available in respect thereof) will be given; and

     (h)  include a services of suit clause.

                             [LOGO]
                            SEDGWICK


                                            SCHEDULE 4, PART 2


                                                                  No. AQ-T.B.A.

DATE: January __, 1997

     TO:       FINOVA Capital Corporation ("Lender")
               1850 N. Central Avenue
               P.O. Box 2209
               Phoenix, Arizona 85002-2209

               and

               ACG Acquisition VIII LLC ("Owner"/"Lessor")
               Three Stamford Landing
               46 Southfield Avenue
               Stamford, Connecticut 06902

     Re:  Broker's Report
          Lease Agreement N802AL dated as of January __, 1997 between ACG Acquisition VIII LLC ("Owner"/"Lessor"), FINOVA
          Capital Corporation ("Lender") and Aloha Airlines, Inc. ("Lessee") (the "Lease") regarding One (1) B737-MC Aircraft, Registration Number N802AL, Serial Number 22148 including two (2) Pratt 7 Whitney
          JT8D-9A engines, Serial Numbers 656093 and 665630 (the "Engines") (hereinafter the "Aircraft")

To Whom It May Concern:

We hereby certify that as the independent aviation insurance brokers duly appointed by Lessee, and acting on their behalf that, as of this date, the insurance described in the attached Certificate of Insurance (No. AQ-T.B.A.) complies with the requirements of the Lease as far as said requirements relate to the insurance described in said Certificate and that said insurance is in full force and effect on the Aircraft and that all premiums due as of this date (per the accounting procedures arranged between Lessee and ourselves) have been paid.

We also confirm that, as of this date, all such policies of insurance as described in aid Certificate as are carried by Lessee are in such amounts and cover such perils and are placed with insurers of recognized reputation and responsibility in the worldwide aviation insurance marketplace so that the protection afforded thereby is not less than that which would customarily be maintained for aircraft of a similar character by corporations engaged in the same or similar business, similarly situate with Lessee.

The perils, limits of liability, and insurers relating to the above mentioned insurance policies are more fully described in the attached Certificate of Insurance, No. AQ-T.B.A.

                             [LOGO]
                            SEDGWICK


It is our opinion that only an Insured (i.e., the Named Insured and/or the Additional Insureds) can breach or violate any warranty, condition or declaration of the policy.

We undertake to advise you:

     1. promptly of any cancellation or adverse material changes notified to us which are proposed to be made in the terms of the insurance;

     2. upon written application from you not later than thirty (30) days prior to the expiration date of said insurance to notify you within seven (7) days of the receipt of said application if we have not received renewal instructions from Lessee and in the event of our receiving instructions to renew, to advise you promptly thereof;

     3. promptly if premiums are not paid to us by the due date as per the accounting procedures between Lessee and ourselves;

     4. promptly if our appointment as Insurance Broker by Lessee is terminated or not timely renewed.

The above is given subject to:

     1. our continuing appointment for the time being as Insurance Brokers to Aloha Airlines, Inc.

     2. our lien, if any, on the policies referred to in our Certificate of Insurance for premiums due under such policies in respect of the Aircraft

     3.   Insurers' right of cancellation on default in payment of premiums

     4. a hull claim proceeds and all premiums are to be collected through ourselves as the Insurance Broker for Aloha Airlines, Inc.

This letter shall be governed and construed in all respect in accordance with the laws of United States of America.

Sincerely,


Paul H. Yelavich
Director

                             [LOGO]
                            SEDGWICK


                                            SCHEDULE 4, PART 3

                        CERTIFICATE OF INSURANCE                  No. AQ-T.B.A.

This is to verify to:    FINOVA Capital Corporation ("Lender")
                         1850 N. Central Avenue
                         P.O. Box 2209
                         Phoenix, Arizona 95002-2209

                         and

                         ACG Acquisition VIII LLC ("Owner"/"Lessor")
                         Three Stamford Landing
                         46 Southfield Avenue
                         Stamford, Connecticut 06902

that the insurers/underwriters/companies listed below, each for their own part AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:           Aloha Airlines, Inc.

NAMED INSURED'S          Honolulu International Airport
ADDRESS:                 P.O. Box 30028
                         Honolulu, HI 96920

INSURANCE COVERAGES:     A)   All Risks (Ground and Flight) Aircraft Hull
                              Insurance (including All Risks Aircraft Spare
                              Parts Insurance)

                         B) War Risks Aircraft Hull Insurance (including War Risks Spare Parts Insurance) (Coverage amended to include coverage for confiscation by government of registry)

                         C) Comprehensive Airline Liability Insurance (including, but not limited to: Comprehensive General Liability, Public Liability, Passenger Liability, Personal Injury Liability; Contractual Liability, Passengers' Checked and Unchecked Baggage Liability, Premises, Products, and Completed Operations Liabilities, Ground Hangarkeepers Liability, Cargo Legal including Mail Legal Liability) and the AAU equivalent of AV.-52C (War Risks Liability Clause.)

                             [LOGO]
                            SEDGWICK


POLICY PERIOD:                November 1, 1996 to November 1, 1997 on both
                              dates at 12:01 A.M. Local Standard Time at the address of the Named Insured.

GEOGRAPHICAL LIMITS:          Worldwide*

LIMITS OF LIABILITY:     A)   As respects Aircraft Hulls: Agreed Value as
                              stated below, subject to a deductible of US$500,000.00 each and every loss (Deductibles not applicable in the event of Total
                              Loss/Constructive Total Loss/Arranged Total
                              Loss.)

NOTE: AGGREGATE               As respects Aircraft Spare Parts: US$60,000,000.00
LIMITS MAY BE                 any one loss/any one location, US$25,000,000.00
REDUCED DUE TO                any one transit, subject to a deductible of
PAID CLAIMS                   US$10,000.00 any one loss but the applicable
                              aircraft hull deductible stated above shall apply in respect of spare engine running or testing losses.

                         B) As respects Aircraft Hulls: Agreed Value as stated below. As respects aircraft spares parts: US$60,000,000.00 any one loss/any one location, US$25,000,000.00 any one transit. Subject to an annual aggregate of US$125,000,000.00. Subject to nil deductibles.

                         C) Combined Single Limit Bodily Injury (including passengers), Property Damage and Personal Injury (Passengers only): US$300,000,000.00 any one occurrence/offense, in the aggregate annually as respects Products, Completed Operations and Personal Injury Liabilities. However, the following sublimits apply as part of and not in addition to the limit stated above.

                              As respects Personal Injury to third parties other than passengers: US$25,000,000.00 any one occurrence any one offense, in the aggregate annually. As respects Cargo Legal Liability:
                              US$1,000,000.00 each occurrence

                             [LOGO]
                            SEDGWICK


AIRCRAFT INSURED:             One (1) B737-2S5C aircraft, Registration
                              Number: N802AL, Manufacturer's Serial Number:
                              22148, Agreed Value: US$6,000,000 inclusive of two (2) Pratt & Whitney JT8D-9A Engines,
                              Manufacturers Serial Numbers 656093 and 665630
                              (the "Engines") while attached to the Aircraft or removed from the Aircraft, but not replaced
                              (hereinafter, the "Aircraft")

* As respects Coverage B - War Risks Aircraft Hull Insurance, the Geographical Limits of the policy are:

Worldwide but excluding Africa, Columbia, Peru, Iraq, Afghanistan, Former Republics of the U.S.S.R. and Yugoslavia.

                                     [LOGO]
                                    SEDGWICK


                                    SECURITY

                         AS RESPECTS COVERAGES A AND C


                                                     QUOTA SHARE
                                                    PARTICIPATION                POLICY
INSURERS                                            (PART OF 100%)               NUMBER
--------                                          -----------------              ------

One or More Member Companies
of Associated Aviation Underwriters                      T.B.A.                   T.B.A.

Certain Underwriters at Lloyds, London
through Sedgwick Aviation Limited                        T.B.A.                   T.B.A.

Certain U.K. Insurance Companies and
Others through Sedgwick Aviation Limited                 T.B.A.                   T.B.A.

La Reunion Aerienne through
La Concorde                                              T.B.A.                   T.B.A.

Insurance Company of North America
Navigators Insurance Company through
Somerset Aviation                                        T.B.A.                   T.B.A.

Assurance France Aviation                                T.B.A.                   T.B.A.

Mutual Marine Office                                     T.B.A.                   T.B.A.

American Home Assurance Company
Through AIG Aviation                                     T.B.A.                   T.B-A.



                               SEVERAL LIABILITY NOTICE

The Subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

LSW 1001 (insurance)

                                     [LOGO]
                                    SEDGWICK


                                    SECURITY

                            AS RESPECTS COVERAGES B


                                                     QUOTA SHARE
                                                    PARTICIPATION                POLICY
INSURERS                                            (PART OF 100%)               NUMBER
--------                                          -----------------              ------

Certain Underwriters at Lloyds,
London through Sedgwick Aviation
Limited                                                  T.B.A.                   T.B.A.

Certain U.K. Insurance Companies
and Others through Sedgwick Aviation
Limited                                                  T.B.A.                   T.B.A.

Navigators Insurance Company
through Somerset Aviation                                T.B.A.                   T.B.A.

Assurance France Aviation                                T.B.A.                   T.B.A.

La Reunion Aerienne through
La Concorde                                              T.B.A.                   T.B.A.

Mutual Marine Office                                     T.B.A.                   T.B.A.



                             SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

LSW 1001 (Insurance)

                             [LOGO]
                            SEDGWICK


                            SPECIAL PROVISIONS

Solely as respects coverages A, B and c and solely as respects Lease Agreement N802AL dated as of January _, 1997 between ACG Acquisition VIII LLC ("Owner"/"Lessor"), FINOVA Capital Corporation ("Lender") and Aloha
Airlines, Inc, ("Lessee") (the "Lease") regarding the Aircraft subject to policy terms, conditions, limitations, deductibles, warranties and exclusions the following provisions apply:

I.   SOLELY AS RESPECTS COVERAGES A AND B:

     1. All losses will be adjusted with Lessee. In the event of a Total Loss of the Aircraft, Lender is named as Sole Loss Payee for all insurance proceeds up to the Agreed Value (as defined in the Lease). With respect to damage or loss not constituting a Total Loss of the Aircraft, Lender is named as Sole Loss Payee in respect of all insurance proceeds where such insurance proceeds exceed US$500,000.00. Such insurance proceeds which are not in excess of US$500,000.00 shall be payable solely to Lessee provided that upon receipt by Insurers and the Insurance Broker of written notice from Lender or Owner Lessor that an Event of Default on the part of Lessee has occurred and is continuing, a payments up to the Agreed Value will be made to Lender. In all cases, any insurance proceeds in excess of the Agreed Value will be payable solely to Lessee.

     2. Hull All Risks insurers and Hull War Risks and Allied Perils insurers agree to a 50/50 claims settlement provision per the terms of AVS103 (or its equivalent),

     3. Underwriters are not entitled to replace the Aircraft in the event of a Total Loss of the Aircraft.

II.  SOLELY AS RESPECT COVERAGE C

     1. Lender, Owner/Lessor and their respective successors and assigns and their respective shareholders, affiliates, subsidiaries, directors, officers, employees, agents and indemnitees are included as Additional Insureds ("the Additional Insureds") as their respective interests may appear, warranted no operational interest, However, no party shall be included as an Additional Insured as respects its legal liability as manufacturer, repairer, supplier or servicing agent of the Aircraft or any part thereof.

                             [LOGO]
                            SEDGWICK


     2. This insurance is primary without right of contribution from any other insurance as may be carried by an Additional Insured.

     3. Such insurance as is afforded Lessee under the policy applies to liability assumed by Lessee under the Lease, specifically Article 10--INDEMNITY of the Lease, but only to the extent of the coverage otherwise afforded under the policy.

     4. Each of Additional Insureds shall have the same protection as would have been available had this policy been issued individually to each of them except that this fact shall not in any event increase the Insurers' total liability beyond the limits set forth in the policy.

III. SOLELY AS RESPECTS COVERAGES A, B AND C:

     1. Insurers waive their rights to any set-off or counter claim or any other deduction, whether by attachment or otherwise, in respect of any liability to the Additional Insureds (save in respect of unpaid premium in respect of the Aircraft only).

     2. The Additional Insureds have no responsibility for premiums, commissions, assessments or calls (save as is provided for in Special Provision III.1).

     3. Insurers waive their rights of subrogation against the Additional Insureds but only to the same extent that Lessee has waived its rights of recovery against the Additional Insureds in the Lease.

     4. In respect of the interests of each Additional Insured, the insurance shall not be invalidated by any act or omission by Lessee or any other insured. The Additional Insureds are held covered for their respective interests notwithstanding any breach or violation of any warranty, condition or declaration of the policy by Lessee or any other insured. However, such protection as is afforded an Additional Insured under this clause will not apply in the event such Additional Insured breaches or violates any warranty, condition or declaration of the policy, nor does this clause apply in the event of exhaustion of policy limits or to losses/claims arising from pails specifically excluded from coverage under the policies.

                             [LOGO]
                            SEDGWICK


     5. In the event of cancellation or material change of the policies by Insurers, which would adversely affect the interests of the Additional Insureds, Insurers agree that Such cancellation or change shall not be effective as to the Additional Insureds until thirty (30) days (seven (7) days or such shorter period as may be customary in the case of War Risks insurance) after issuance of notice thereof to Lender and Owner/Lessor.

     6. Insurers note the existence of the Lease and acknowledge ACG Acquisition VIII LLC as Owner of the Aircraft.

The undersigned has been authorized by the above insurers to issue this certificate on their behalf the undersigned is not an insurer and has no liability of any sort under the above policies nor as a result of this certification. This certificate does not alter, extend or amend any policy terms, conditions, limitations, deductibles, warranties or exclusions.

DATE OF ISSUE                          SEDGWICK AVIATION, NORTH AMERICA


__________________________________     _________________________________
                                       AUTHORIZED REPRESENTATIVE

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW

                                                          SCHEDULE 5


                        , 1997


ACG Acquisition VIII LLC
c/o Aviation Capital Group Corp.
Three Stamford Landing
46 Southfield Avenue
Stamford, Connecticut 06902

FINOVA CAPITAL CORPORATION
1850 North Central Avenue
Phoenix, Arizona 85077

Re:  LEASE AGREEMENT 802 dated as of               , 1997 between
     ACG ACQUISITION VIII LLC ("Lessor") and ALOHA AIRLINES, INC. ("Lessee") with respect to one (1) The Boeing Company Model 737-2S5C Aircraft, bearing manufacturer's serial no. 22148 and U.S. registration no. N802AL, together with two (2) Pratt & Whitney Model JT8D-9A engines bearing engine manufacturer's serial nos. P656093B and P665630B (the "Aircraft").

Gentlemen:

We are counsel to Aloha Airlines, Inc. in regard to the above-referenced transaction.

You have asked us to render an opinion in connection with the transactions governed by the following documents:

    1.     Lease Agreement 802 (as described above) dated as of
                      , 1997 by and between Lessor and Lessee
           ("Lease Agreement");

   2.      Acceptance Certificate dated as of                    , 1997
           executed by Lessee ("Acceptance Certificate"); and

   3.      Acknowledgment and Consent dated as of                 , 1997
           relating to Lessor's assignment of Lease Agreement to FINOVA Capital Corporation, as Lender ("Acknowledgment").

The documents listed above collectively referred to as the "Operative Documents." Except as otherwise expressly stated herein, words and expressions used herein shall bear the same meanings as defined in the Operative Documents.


A LAW CORPORATION Suite 850, Davies Pacific Center, 841 Bishop Street, Honolulu, Hawaii 96813 - (808) 522-5133 - Facsimile: (808) 522-5144

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW


ACG ACQUISITION VIII LLC
FINOVA CAPITAL CORPORATION
                    , 1996
Page 2

In rendering the opinions expressed below, we have examined the (a) the Operative Documents, (b) the Articles of Association and By-Laws of Lessee, (c) certain certificates executed by officers of Borrower and (d) other documents, in our judgment and to our knowledge, necessary or appropriate to examine to enable us to give the opinions expressed below.

Having reviewed the foregoing described documents, and having regard to the relevant laws of the State of Hawaii and the United States of America, it is our opinion that:

A. Lessee (i) is a corporation duly formed, validly existing and in good standing under the laws of the State of Hawaii, (ii) is qualified to do business in all jurisdictions in which the nature of its business or its properties requires it to be qualified, (iii) presently maintains its principal place of business and chief executive office in Honolulu, Hawaii, (iv) has full power to carry on its business as it is now being conducted and to enter into, legally bind itself by, and perform its obligations under the Operative Documents and (v) to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, has complied with all material statutory and other requirements relative to its businesses;

B. To our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, (i) all consents, resolutions and authorizations necessary or advisable in order for Lessee to enter into the Operative Documents and to lease the Aircraft in accordance with the terms and conditions of the Operative Documents have been obtained, and (ii) no further consents or authorizations are necessary for the lease of the Aircraft by Lessee pursuant to the provisions of the Operative Documents and for the performance by Lessee of all of its obligations pursuant to the provisions of the Operative Documents;

C. The Operative Documents far constitute valid and binding obligations of Lessee, enforceable in accordance with their respective terms,
         (ii) are in

A LAW CORPORATION

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW


ACG ACQUISITION VIII LLC
FINOVA CAPITAL CORPORATION
                   , 1996
Page 3


         full force and effect, and (iii) the provisions of the Operative Documents with respect to choice of substantive law to govern the interpretation and enforcement of such Operative Documents and consent to jurisdiction and choice of forum in connection with such interpretation and enforcement are legal, valid and binding; however, the state and federal courts in the State of Hawaii may not apply the procedural law, including without limitation, law relating to remedies or provisional remedies, of a non-forum state, such as, without limitation, New York and Arizona;

D. To our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, (i) the execution and delivery of and the performance of the provisions of the Operative Documents and of the transactions contemplated thereby and hereby do not contravene in any material respect any applicable law, regulation, decree, order, permit or contractual or other restriction now existing and binding on Lessee or on any of the properties of Lessee, and (ii) the performance of the provisions of the Operative Documents in effect on this date, and of the transactions contemplated thereby will not contravene in any material respect any applicable law, regulation, decree, order or permit currently in effect or contractual or other restriction now existing and binding on Lessee or on any of the properties of Lessee;

E. To our knowledge and without inquiry except review of a certification as to the following provided by Lessee, (i) there are no outstanding judgments against Lessee and (ii) no action, claim, suit or proceeding pending or threatened (including, but not limited to, tax liens or tax actions) against or affecting Lessee or any of the property of Lessee before any court, board of arbitration or administrative agency which would likely result in any material adverse change in the business or condition (financial or otherwise) of Lessee;

F. To our knowledge and without inquiry except review of a certification as to the following provided by Lessee, Lessee is not in default under any agreement to which

A LAW CORPORATION

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW


ACG ACQUISITION VIII LLC
FINOVA CAPITAL CORPORATION
                   , 1996
Page 4

         it is a party or by which it may be bound, nor in default of any kind in respect of any financial commitment or obligation (including obligations under guarantees) which could have a material adverse effect on the ability of Lessee to perform its obligations under the Operative Documents nor is there any fact which by giving of notice or by lapse of time or otherwise might constitute such default by Lessee;

G. None of the Operative Documents or any other document executed in connection with the Operative Documents or contemplated thereby nor any filing required or permitted thereunder is subject to any registration tax, any stamp duty or similar tax;

H. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, Lessee has furnished Lessor with consolidated financial statements of Aloha Airgroup, Inc., the corporate parent of Lessee, reflecting the financial results of Aloha Airgroup, Inc. and its subsidiaries
         (including Lessee) as of               , 199  .

I. Lessee is (i) a "United States citizen" as that term is used and defined in the Federal Aviation Act of 1958, as amended and recodified as Title 49 of the United States Code, and (ii) a duly certified United States Air Carrier pursuant to the provisions of 14 C.F.R. 121;

J. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, no written information given by Lessee in relation to the Operative Documents contains any misstatement of fact or omits to state a fact which would be adverse to the interest of Lessor or which would be necessary to make any statement or representation or warranty contained herein or therein not misleading;

K. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, there has occurred no event which, with the giving of notice or lapse of time or both, would

A LAW CORPORATION

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW


ACG ACQUISITION VIII LLC
FINOVA CAPITAL CORPORATION
                 , 1996
Page 5

        constitute an Event of Default or Default under the Operative
        Documents;

L. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, Lessee does not do business under any assumed or trade names;

M. Except for the filing of appropriate financing statements (UCC-1s) with the Bureau of Conveyances, State of Hawaii and the filing of the Lease Agreement with the Federal Aviation Administration, no further actions are necessary to record or perfect Lessor's interest in the Lease in the United States or in the State of Hawaii;

N. The Operative Documents do not violate any law relating to the charging, contracting for or payment or collection of interest or the like; and

0. In the event that Lessee files a petition for relief under Chapter 11 of the United States Bankruptcy Code, as amended, or has such a petition filed against it, Lessor will be entitled to the rights provided to a "lessor" under the provisions of Section 1110(a)(1) of Title 11 of the United States Code.

The opinion expressed above is qualified to the extent that:

1. We are members of the Bar of the State of Hawaii and do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the State of Hawaii and the United States of America.

2. The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person.

3. In conducting our examination, we have assumed the genuineness of all signatures (other than the signatures of Lessee), the correctness of all certificates, the authenticity of all documents submitted to us as originals, the conformity to

A LAW CORPORATION

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW


ACG ACQUISITION VIII LLC
FINOVA CAPITAL CORPORATION
                 , 1996
Page 6


        original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, and the accuracy and completeness of all records made available to us by Lessee. In making our examination of documents and instruments, we have assumed that each party to such documents and instruments (other than Lessee and its affiliates) has: (i) the power and capacity to enter into and perform all its obligations under such documents and instruments, (ii) duly authorized all requisite action with respect to such documents and instruments, and
        (iii) duly executed and delivered such documents and instruments.

4. The opinions expressed above are qualified to the extent that (i) enforceability of the Operative Documents and transactions contemplated thereby may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application from time to time affecting the rights of creditors, lessors and secured parties generally and providing relief for debtors; and (ii) a particular court may refuse to grant certain equitable or legal remedies, including without limiting the generality of the foregoing, specific performance or foreclosure, with respect to the enforcement of any provisions of the Operative Documents.

5. This opinion letter is limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated herein.

6. The opinions given herein are as of the date hereof and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances which

A LAW CORPORATION

CHAR
SAKAMOTO
ISHII
& LUM
-------------------
ATTORNEYS AT LAW


ACG ACQUISITION VIII LLC
FINOVA CAPITAL CORPORATION
                    , 1996
Page 7

        may hereafter come to our attention or any changes in law which may hereafter occur.


Very truly you

CHAR SAKAMOTO ISHII & LUM



Elizabeth Ann Ishii
Lana Proctor Banbury

CC:  Ms. Brenda F. Cutwright
     Mr. James M. King
     Mr. Timothy Ng



A LAW CORPORATION

                                                                 SCHEDULE: 6

                  IRREVOCABLE STANDBY LETTER OF CREDIT

BENEFICIARY:

ACG Acquisition VIII LLC
c/o Aviation Capital Group Corp.
Three Stamford Landing
46 Southfield Avenue
Stamford, Connecticut 06902

Gentlemen:

     We hereby establish our Irrevocable Standby Letter of Credit No. S/B ____
in your favor, effective                      , 19   , available by your
draft(s) on Fire Hawaiian Bank, International Banking, Honolulu, Hawaii, at eight for the account of Aloha Airlines, Inc., P. 0. Box 30028, Honolulu. Hawaii 96820, up to an aggregate amount of U.S. $227,000 (two hundred twenty seven thousand United States Dollars), accompanied by:

    A statement purportedly signed by a duly authorized officer Of ACG Acquisition VIII LLC certifying that "an 'Event of Default' has occurred and is continuing under that certain Lease Agreement 802 by and between Aloha Airlines, Inc. and ACG Acquisition VIII LLC.

    Payment of amounts drawn under this Letter of Credit shall be made in full, without any offset or counterclaim whatsoever and free and clear of any deductions or withholdings. Until all amounts which may be or become payable to the Lessor or the Lender by the Lessee have been irrevocable paid in full we shall not by virtue of this Letter of Credit be subrogated to any of the Lessor's or the Lender's rights or claim in competition with the Lessor or the Lender against the Lessee.

    It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for an additional period of one (1) year each from the present or each future expiration date unless at least thirty (30) days prior to any such expiry date we shall notify you in writing by certified mail at the above address, tot we elect not to consider this Letter of Credit renewed for such additional period. Upon receipt of such notice, you may draw hereunder by means of your draft on us as sight accompanied by this Letter of Credit and your written certification stating that "FINOVA Capital Corporation has received a notice of non-renewal from
First Hawaiian Bank to its Letter of Credit No. S/B                  ".

    Partial drawings permitted.

    All drafts must bear the clause "Drawn under Credit No. S/B             of
First Hawaiian Bank, Honolulu, Hawaii dated                   , 19     .

    This Letter cf Credit is transferable only by Beneficiary. Notice of such Transfer, if any, must be mailed immediately to First Hawaiian Bank, International Banking, at P.O. Box 32001 Honolulu, Hawaii 96847.

    All bank charges relating to this Letter of Credit are for the account of applicant.

    Alternatively, drawings may be sent via fax to our International Banking at Fax No. (808) 525-5791, originals to follow by mail. Drawings by fax or by presentment of original documents must be received by First Hawaiian Bank, International Banking on or before 3:00 P.M. Hawaii Standard Time on _________
19   , the expiration date or any automatically extended date.

    Except as otherwise expressly stated, this Credit is subject to the "Uniform Customs and Practice for Documentary Credits" (1993 Revision) International Chamber of Commerce Publication No. 500.

    We hereby engage with you that all drafts drawn under and in compliance with the terms of this Credit shall be duly honored upon presentation if drawn
on or before                  , 19   , the expiration date, at our
International Banking counters in Honolulu, Hawaii.

                                               Sincerely,

                                               FIRST HAWAIIAN BANK



_________________________________              _______________________________
       Authorized Signature                           Authorized Signature

                                 SCHEDULE 7

                     FORM OF SEMI-ANNUAL STATUS REPORT


     AIRCRAFT TYPE                 REG. MARK       SERIAL NO.     MONTH ENDING
     -------------                 ---------       ----------     ------------
     Boeing 737-2S5C                 N802AL          22148        ............



1.        AIRCRAFT UTILIZATION:
          --------------------

(a)       Airframe Total Flight Hours             ............................

(b)       Airframe Total Cycles                   ............................

(c)       Airframe Flight Hours for Month         ............................

(d)       Airframe Flight Cycles for Month        ............................


2.        POWERPLANT STATUS:                         No.1              No.2
          -----------------                          ----              ----

(a)       Serial Nos. of Delivered Engines        ..........        ..........

(b)       Serial Nos. of Replacement Engines      ..........        ..........
          (if applicable)

(c)       Serial Nos. of Installed Engines        ..........        ..........
          (if different from (a) or (b) above)

(d)       Current Location of Delivered or        ..........        ..........
          Replacement Engines (as applicable)
          (if not installed on Airframe)

(e)       Total Time Since New of Delivered       ..........        ..........
          or Replacement Engines (as applicable)

(f)       Total Cycles Since New of Delivered     ..........        ..........
          or Replacement Engines (as applicable)




(g)       Total Flight Hours for the Month for     ..........        ..........
          each Delivered or Replacement Engine
          (as applicable)

(h)       Total Cycles for the Month for each      ..........        ..........
          Delivered or Replacement Engine
          (as applicable)

(i)       Serial No. of Delivered APU              ..........

(j)       Serial No. of Replacement APU            ..........
          (if applicable)

(k)       Serial No. of Installed APU              ..........
          (if different from (a) or (b) above)

(1)       Current Location of Delivered or         ..........
          Replacement APU (as applicable)
          (if not installed on Airframe)

(m)       Total Time Since New of Delivered        ..........
          or Replacement APU (as applicable)

(n)       Total Cycles Since New of Delivered      ..........
          or Replacement APU (as applicable)

(o)       Total Hours for the Month for            ..........
          Delivered or Replacement APU
          (as applicable)

(p)       Total Cycles for the Month for           ..........
          Delivered or Replacement APU
          (as applicable)

3.        ROUTINE CHECKS / A.D. AND S.B. COMPLIANCE:
          -----------------------------------------

(a)       Routine Checks (A and above) performed during Month:

(b)       Airworthiness Directives complied with during Month:


                                                      RECORDED
                                          FEDERAL AVIATION ADMINISTRATION
                                          DATE  5-17-01     TIME 8:05 AM
                                               ------------      ---------
                                          CONVEYANCE NUMBER BB34836
                                                            --------------
                                          BY           N. Peck
                                             -----------------------------



                            LEASE AMENDMENT 802 NO. 1


         This Lease Amendment 802 No. 1, dated April 30, 2001 (this "Amendment"), is between ACG Acquisition VIII LLC ("Lessor") and Aloha Airlines, Inc. ("Lessee") and relates to the lease documents for one Boeing Model 737-2S5C aircraft bearing manufacturer's serial number 22148 and U.S. registration mark N802AL, including two Pratt & Whitney Model JT8D-9A engines bearing manufacturer's serial numbers P656093B and P665630B, which engines have 750 or more rated takeoff horsepower (the "Aircraft").

RECITALS:

(1) Lessor is leasing the Aircraft to Lessee pursuant to Lease Agreement 802, dated January 15, 1997 (the "Original Lease Agreement"), between Lessor and Lessee, as supplemented by Certificate of Acceptance 802, dated January 15, 1997, between Lessor and Lessee (the "Acceptance Certificate"). The Original Lease Agreement, as supplemented by the Acceptance Certificate, is referred to in this Amendment as the Lease Agreement.

(2) The Original Lease Agreement and the Acceptance Certificate were recorded by the FAA and were assigned conveyance numbers by the FAA as set forth on the attached Schedule 1.

(3) Lessor and Lessee wish to amend the Lease Agreement to extend the term of the Lease Agreement for one year, to amend the monthly rent during the extended term, to grant Lessee a further one-year extension option and to make certain other changes as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, Lessor and Lessee agree as follows:

1.      DEFINITIONS.

        Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Lease Agreement.

2.      AMENDMENT OF LEASE AGREEMENT.

        The Lease Agreement is amended as follows:

        (a) The definition of "Expiry Date" in Clause 1. 1 of the Lease Agreement is amended and restated in its entirety as follows:

                        "September 25, 2002 or, if extended pursuant to Clause 4.1(b), September 25, 2003 or, if earlier than either of those dates, as applicable, the date on which:

                        (a) the Aircraft has been redelivered in accordance with this Agreement and all obligations of Lessee have been satisfied; or

                        (b) the Lessor receives the Agreed Value following a Total Loss and any other amounts then due and owing in accordance with this Agreement."

        (b) The definition of "Lender" in Clause 1.1 of the Lease Agreement is amended to delete the words "FINOVA Capital Corporation, a Delaware corporation, and".

        (c) The definition of "Mortgage" in Clause 1. 1 of the Lease Agreement and all references to "Mortgage" in the Lease Agreement are deleted.

        (d) The definition of "Security Deposit" in Clause 1.1 of the Lease Agreement is amended and restated in its entirety as follows:
                "the amount of $100,000".

        (e) Clause 4.1(b) of the Lease Agreement is designated Clause 4.1(c), and a new Clause 4.1(b) is added to the Lease Agreement as follows:

                        (b) By written notice delivered to Lessor on or before December 26, 2001, Lessee may elect to extend the scheduled "Expiry Date" by one year, to September 25, 2003. Except as set forth in the preceding sentence, there shall be no renewals or extensions of the Term.

        (f) Clause 5.3(b)(ii) of the Lease Agreement is amended and restated in its entirety as follows:

                        "(ii) The Basic Rent payable in respect of each subsequent Rental Period will be (1) for Rental Periods ending on or before September 25, 2001, the amount of $110,000, and (2) for Rental Periods beginning on or after September 26, 2001, the amount of $80,000."

        (g) Clause 5.4(a) of the Lease Agreement is amended and restated in its entirety as follows:

                        "(a) All payments of Rent by the Lessee to the Lessor under this Agreement will be made for value on the due date, for the full amount due, in Dollars and in same day funds, settled through the New York Clearing House System or such other funds as may for the time being be customary for the settlement in New York City of payments in Dollars by telegraphic transfer to the account of the Lessor at Chase

                                Manhattan Bank, N.A., New York, New York, ABA No. 021000021, Account No. 249-500-335-765."

        (h) The text of the plates required pursuant to Clause 8.7(d) of the Lease Agreement is amended and restated in its entirety as follows:

                        "This Aircraft/Engine is owned by ACG Acquisition VIII LLC and is leased to Aloha Airlines, Inc. It may not be operated by any other person without the prior written consent of ACG Acquisition VIII LLC."

        (i) Clause 15.10(b)(i) of the Lease Agreement is amended and restated in its entirety as follows:

                        "(i)    if to Lessor, to it at:
                                c/o Aviation Capital Group Corp.
                                800 Newport Center Drive, Suite 425
                                Newport Beach, California 92660-6309
                                Attention: Managing Director
                                Telefax No.: 949-759-5675

                                with a copy to:
                                Aviation Capital Group Corp.
                                2 Stamford Landing, Suite 295
                                46 Southfield Avenue
                                Stamford, Connecticut 06902
                                Attention: Managing Director
                                Telefax No.: 203-967-3287."

        (j) Clause 1(g) of Schedule 3 of the Lease Agreement is deleted, and the text "[Intentionally Omitted]" is substituted in its place.

        (k) Clause 3(a) of Schedule 3 of the Lease Agreement is amended to add the following text after the word "removal" in the first line: "(including removal for a hot section inspection)".

        (1) Clause 2(a) of Schedule 4, Part 1 of the Lease Agreement is amended to delete the words "Lender as sole loss payee" in the third line and substitute the words "Lessor as sole loss payee".

3.      RATIFICATION.

        Except as amended in Section 2 above, the Lease Agreement remains in full force and effect in accordance with its terms.

4.      LESSEE'S REPRESENTATIONS AND WARRANTIES.

        Lessee represents and warrants to Lessor as follows:

        (a) After giving effect to this Amendment, (i) each of the representations and warranties set forth in Clauses 2.1 and 2.2 of the Lease Agreement is true and correct in all respects as if made on the date of this Amendment, and (ii) no Default or Event of Default exists under the Lease Agreement.

        (b) Lessee has the power to execute, deliver and perform, and has taken all necessary corporate action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no consent or approval of any mortgagee, no waiver of any Lien or light of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by Lessee, or in connection with the validity or enforcement against Lessee, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment, except for the filing of this Amendment for recordation with the aircraft registry of the FAA.

        (c) The execution, delivery and performance by Lessee of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument binding on Lessee of any court or governmental authority, bureau or agency, domestic or foreign, (iii) conflict with or result in a breach of the certificate of incorporation or by-laws of Lessee, (iv) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which Lessee is a party, by which Lessee is bound or by which any of its properties or assets is affected, or (v) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Lessee.

        (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which Lessee is a party have been duly executed and delivered by Lessee and constitute the valid and legally binding agreements of Lessee, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

5.      LESSOR'S REPRESENTATIONS AND WARRANTIES.

        Lessor represents and warrants to Lessee as follows:

        (a) After giving effect to this Amendment, each of the representations and warranties set forth in Clause 2.4 of the Lease Agreement is true and correct in all respects as if made on the date of this Amendment.

        (b) Lessor has the power to execute, deliver and perform, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no consent or approval of any mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by Lessor, or in connection with the validity or enforcement against Lessor, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment, except for the filing of this Amendment for recordation with the aircraft registry of the FAA.

        (c) The execution, delivery and performance by Lessor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument binding on Lessor of any court or governmental authority, bureau or agency, domestic or foreign, (iii) conflict with or result in a breach of the certificate of formation or operating agreement of Lessor, (iv) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which Lessor is a party, by which Lessor is bound or by which any of its properties or assets is affected, or (v) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Lessor, except the Lien of the Security Trust Agreement.

        (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which Lessor is a party have been duly executed and delivered by Lessor and constitute the valid and legally binding agreements of Lessor, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

6.      GOVERNING LAW.

        This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in the State of New York by residents of such State and to be performed entirely within such State.

7.      SUCCESSORS AND ASSIGNS.

        This Amendment shall be binding upon, inure to the benefit of and be enforceable by Lessor, Lessee, and their respective successors, transferees and assigns. Neither Lessor nor Lessee shall assign or delegate its rights and obligations under this Amendment except in accordance with an assignment or delegation of its rights and obligations under, and in accordance with the terms of, the Lease Agreement, and any other purported assignment or delegation shall be null and void AB INITIO.

8.      SEVERABLE PROVISIONS.

        The provisions of this Amendment are severable, and if any section or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such section, provision or part in such jurisdiction and shall not in any manner affect such section, provision or part in any other jurisdiction or any other section or provision in this Amendment in any jurisdiction.

9.      COUNTERPARTS.

        This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Amendment.

10.     EXPENSES.

        Each of Lessor and Lessee shall bear its own expenses, including the legal fees and expenses of its counsel, in connection with the negotiation, execution and delivery of this Amendment and all other documents executed and delivered in connection with this Agreement, and Lessor and Lessee shall share equally the legal fees and expenses, including filing fees, incurred by [Lytle, Soule & Curlee], special counsel for FAA matters.

11.     CHATTEL PAPER COUNTERPART.

        TO THE EXTENT, IF ANY, THAT THE LEASE AGREEMENT, AS AMENDED BY THIS AMENDMENT, CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY

11.     CHATTEL PAPER COUNTERPART.

        TO THE EXTENT, IF ANY, THAT THE LEASE AGREEMENT, AS AMENDED BY THIS AMENDEMENT, CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THE LEASE AGREEMENT AS AMENDED BY THIS AMENDMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS AMENDMENT OTHER THAN THE ORIGINAL COUNTERPART MARKED "CHATTEL PAPER COUNTERPART".

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Amendment 804 No. 1 on the date first above written.

                                             ACG ACQUISITION VIII LLC, as Lessor

                                             By:     "R. STEPHEN HANNAHS"
                                                 -------------------------------
                                             Name:  R. STEPHEN HANNAHS
                                             Title: MANAGER


                                             ALOHA AIRLINES, INC., as Lessee

                                             By: "BRENDA F. CUTWRIGHT"
                                                 -------------------------------
                                             Name:  BRENDA F. CUTWRIGHT
                                             Title: EXECUTIVE VICE PRESIDENT AND
                                                    CHIEF FINANCIAL OFFICER


                                             By: "GLENN R. ZANDER"
                                                 -------------------------------
                                                 Name:  Glenn R. Zander
                                                 Title: President & CEO

                                   Schedule 1
                          to Lease Amendment 802 No. 1

                              Description of Lease

        Lease Agreement 802 dated January 15, 1997, between ACG Acquisition VIII LLC as lessor and Aloha Airlines, Inc. as lessee, as supplemented by Certificate of Acceptance 804 dated January 15, 1997, recorded by the Federal Aviation Administration on January 27, 1997, as Conveyance No. TT008434.

                           LEASE AMENDMENT 802 NO. 2

        This Lease Amendment 802 No. 2, dated as of November 9, 2001 (this "Amendment"), is between ACG Acquisition VIII LLC ("Lessor") and Aloha Airlines, Inc. ("Lessee") and relates to the lease documents for one Boeing Model 737-2S5C aircraft bearing manufacturer's serial number 22148 and U.S. registration mark N802AL, including two Pratt & Whitney Model JT8D-9A engines bearing manufacturer's serial numbers P656093B and P665630B, which engines have 750 or more rated takeoff horsepower (the "Aircraft").

RECITALS:

(1) Lessor is leasing the Aircraft to Lessee pursuant to Lease Agreement 802, dated January 15, 1997 (the "Original Lease Agreement"), between Lessor and Lessee, as supplemented by Certificate of Acceptance 802, dated January 15, 1997, between Lessor and Lessee (the "Acceptance Certificate") and as amended by Lease Amendment 802 No. 1, dated April 30, 2001, between Lessor and Lessee ("Amendment No. 1"). The Original Lease Agreement, as supplemented by the Acceptance Certificate and amended by Amendment No. 1, is referred to in this Amendment as the Lease Agreement.

(2) The Original Lease Agreement, the Acceptance Certificate and Amendment No. 1 were recorded by the FAA and were assigned conveyance numbers by the FAA as set forth on the attached Schedule 1.

(3) Lessor and Lessee wish to amend the Lease Agreement to extend the term of the Lease Agreement for approximately three months, to amend the monthly rent during the remainder of the term and to make certain other changes as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, Lessor and Lessee agree as follows:

1.      DEFINITIONS.

        Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Lease Agreement.

2.      AMENDMENT OF LEASE AGREEMENT.

        The Lease Agreement is amended as follows:

        (a) The definition of "Agreed Value" in Clause 1.1 of the Lease Agreement is amended to read "as set forth in Appendix 1".

        (b) The definition of "Expiry Date" in Clause 1.1 of the Lease Agreement is amended and restated in its entirety as follows:

                        "December 25, 2002 or, if extended pursuant to Clause 4. 1(b), December 25, 2003 or, if earlier than either of those dates, as applicable, the date on which:

                        (a) the Aircraft has been redelivered in accordance with this Agreement and all obligations of Lessee have been satisfied; or

                        (b) the Lessor receives the Agreed Value following a Total Loss and any other amounts then due and owing in accordance with this Agreement."

        (c) The definitions of "Letter of Credit" and "Security Deposit" in Clause 1.1 of the Lease Agreement are deleted in their entirety, and all references in the Lease Agreement to such terms shall have no force or effect.

        (d) Clause 4.1(b) of the Lease Agreement is amended and restated in its entirety as follows:

                        "(b) By written notice delivered to Lessor on or before June 26, 2002, Lessee may elect to extend the scheduled "Expiry Date" by one year, to December 25, 2003. Except as set forth in the preceding sentence, there shall be no renewals or extensions of the Term."

        (e)     Clause 5.1 of the Lease Agreement is deleted in its entirety.


        (f) Clause 5.3(b)(ii) of the Lease Agreement is amended and restated in its entirety as follows:

                        "(ii) The Basic Rent payable in respect of each subsequent Rental Period will be the Basic Rent Amount, as set forth in Appendix 1."

        (g) The Lease Agreement is amended to add Appendix 1 in the form attached to this Amendment as Schedule 2.

3.      APPLICATION OF LETTER OF CREDIT.

        Lessor is holding the Letter of Credit (as defined in the Lease Agreement, without giving effect to Section 2(c) above). Lessor and Lessee agree that Lessor shall be entitled to present the Letter of Credit to the issuing bank, and that the resulting proceeds paid to Lessor shall constitute payment in full for the Basic Rent due for the Rental Periods beginning on or after September 26, 2001 and ending on or before December 25, 2001 under the Lease Agreement, as amended by this Amendment. Lessee further agrees (a) notwithstanding the effect of this Amendment, Lessor may represent to the bank issuing the Letter of Credit that an Event of Default has occurred and may make such other statements and representations as are necessary for drawing the full amount under the Letter of Credit, and (b) Lessee shall take all such actions and grant to Lessor and the issuing bank all such waivers of the provisions of the Lease Agreement and the Letter of Credit as are necessary for Lessor to draw the full amount under the Letter of Credit.

4.      RATIFICATION.

        Except as amended in Section 2 above, the Lease Agreement remains in full force and effect in accordance with its terms.

5.      LESSEE'S REPRESENTATIONS AND WARRANTIES.

        Lessee represents and warrants to Lessor as follows:

        (a) After giving effect to this Amendment, (i) each of the representations and warranties set forth in Clauses 2.1 and 2.2 of the Lease Agreement is true and correct in all respects as if made on the date of this Amendment, and (ii) no Default or Event of Default exists under the Lease Agreement.

        (b) Lessee has the power to execute, deliver and perform, and has taken all necessary corporate action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no consent or approval of any mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by Lessee, or in connection with the validity or enforcement against Lessee, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment, except for the filing of this Amendment for recordation with the aircraft registry of the FAA.

        (c) The execution, delivery and performance by Lessee of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument binding on Lessee of any court or governmental authority, bureau or agency, domestic or foreign, (iii) conflict with or result in a breach of the certificate of incorporation or by-laws of Lessee, (iv) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which Lessee is a party, by which Lessee is bound or by which any of its properties or assets is affected, or (v) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Lessee.

        (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which Lessee is a party have been duly executed and delivered by Lessee and constitute the valid and legally binding agreements of Lessee, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

6.      LESSOR'S REPRESENTATIONS AND WARRANTIES.

        Lessor represents and warrants to Lessee as follows:

        (a) After giving effect to this Amendment, each of the representations and warranties set forth in Clause 2.4 of the Lease Agreement is true and correct in all respects as if made on the date of this Amendment.

        (b) Lessor has the power to execute, deliver and perform, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no consent or approval of any mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by Lessor, or in connection with the validity or enforcement against Lessor, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment, except for the filing of this Amendment for recordation with the aircraft registry of the FAA.

        (c) The execution, delivery and performance by Lessor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument binding on Lessor of any court or governmental authority, bureau or agency, domestic or foreign, (iii) conflict with or result in a breach of the certificate of formation or operating agreement of Lessor, (iv) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which Lessor is a party, by which Lessor is bound or by which any of its properties or assets is affected, or (v) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Lessor, except the Lien of the Security Trust Agreement.

        (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which Lessor is a party have been duly executed and delivered by Lessor and constitute the valid and legally binding agreements of Lessor, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

7.      GOVERNING LAW.

        This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in the State of New York by residents of such State and to be performed entirely within such State.

8.      SUCCESSORS AND ASSIGNS.

        This Amendment shall be binding upon, inure to the benefit of and be enforceable by Lessor, Lessee, and their respective successors, transferees and assigns. Neither Lessor nor Lessee shall assign or delegate its rights and obligations under this Amendment except in accordance with an assignment or delegation of its rights and obligations under, and in accordance with the terms of, the Lease Agreement, and any other purported assignment or delegation shall be null and void AB INITIO.

9.      SEVERABLE PROVISIONS.

        The provisions of this Amendment are severable, and if any section or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such section, provision or part in such jurisdiction and shall not in any manner affect such section, provision or part in any other jurisdiction or any other section or provision in this Amendment in any jurisdiction.

10.     COUNTERPARTS.

        This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Amendment.

11.     EXPENSES.

        Each of Lessor and Lessee shall bear its own expenses, including the legal fees and expenses of its counsel, in connection with the negotiation, execution and delivery of this Amendment and all other documents executed and delivered in connection with this Agreement, and Lessor and Lessee shall share equally the legal fees and expenses, including filing fees, incurred by Lytle, Soule & Curlee, special counsel for FAA matters.

12.     CHATTEL PAPER COUNTERPART.

        TO THE EXTENT, IF ANY, THAT THE LEASE AGREEMENT, AS AMENDED BY THIS AMENDMENT, CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THE LEASE AGREEMENT AS AMENDED BY THIS AMENDMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS AMENDMENT OTHER THAN THE ORIGINAL COUNTERPART MARKED "CHATTEL PAPER COUNTERPART".

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Amendment 802 No. 2 as of the date first above written.

                                             ACG ACQUISITION VIII LLC, as Lessor

                                             By: "BENJAMIN L. JUNG"
                                                --------------------------------
                                             Name: Benjamin L. Jung
                                             Title: Manager



                                             ALOHA AIRLINES, INC., as Lessee

                                             By: _______________________________
                                             Name:
                                             Title:


                                             By: _______________________________
                                             Name:
                                             Title:

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Amendment 802 No. 2 as of the date first above written.

                                          ACG ACQUISITION VIII LLC, as Lessor

                                          By:
                                              ----------------------------------
                                          Name: Benjamin L. Jung
                                          Title: Manager


                                          ALOHA AIRLINES, INC., as Lessee


                                          By: "BRENDA F. CUTWRIGHT"
                                              ----------------------------------
                                          Name: BRENDA F. CUTWRIGHT
                                          Title: EXECUTIVE VICE PRESIDENT & CFO

                                          By: "JAMES M. KING"
                                              ----------------------------------
                                          Name: JAMES M. KING
                                          Title: SENIOR VICE PRESIDENT PLANNING
                                                 AND BUSINESS DEVELOPMENT

                                   Schedule 1
                          to Lease Amendment 802 No. 2

                              Description of Lease

        Lease Agreement 802, dated January 15, 1997, between ACG Acquisition VIII LLC as lessor and Aloha Airlines, Inc. as lessee, as supplemented by Certificate of Acceptance 804 dated January 15, 1997, recorded by the Federal Aviation Administration on January 27, 1997, as Conveyance No. TT008434.

        Lease Amendment 802 No. 1, dated April 30, 2001, between ACG Acquisition VIII LLC as lessor and Aloha
Airlines,   Inc.  as  lessee,   recorded  by  the  Federal
Aviation  Administration on May 17, 2001 as Conveyance No.
BB34836.

                                   Schedule 2
                          to Lease Amendment 802 No. 2

        [INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION]1

                       APPENDIX 1 TO LEASE AGREEEMENT 802

ADDITIONAL DEFINITIONS

In addition to the definitions set forth in Clause 1.1, the following expressions shall have the following respective meanings in this Agreement:

AGREED VALUE            $5,000,000

BASIC RENT AMOUNT       means (1) for Rental Periods ending on or before
                        September 25, 2001, the amount of $110,000, (2) for
                        Rental Periods beginning on or after September 26, 2001 and ending on or before December 25, 2001, the amount of $33,333.33, and (3) for Rental Periods beginning on or after December 26, 2001, the amount of $90,000.


---------------
1 For inclusion on FAA filed copies of this Amendment in lieu of the following information.